As filed with the Securities and Exchange Commission on December 30, 2009

File No. 33-8982

ICA No. 811-4852

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 90	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 91

The Victory Portfolios

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road

Columbus, Ohio 43219

(Address of Principal Executive Office)

(800) 362-5365

(Area Code and Telephone Number)

Copy to:

Charles Booth CITI Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219	Christopher K. Dyer The Victory Portfolios 127 Public Square Cleveland, OH 44114	Jay G. Baris Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☐            Immediately upon filing pursuant to paragraph (b)

☒          60 days after filing pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on (date) pursuant to paragraph (b)

☐            on (date) pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Diversified Stock Fund

Class  A  ......  SRVEX

Class  C  ......  VDSCX

Class  I   ......  VDSIX

Class  R  ......  GRINX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Fund Summary	1

Investment Objective	1

Fees and Expenses	1

Principal Investment Strategies	3

Principal Risks	3

Investment Performance	4

Management of the Fund	5

Purchase and Sale of Fund Shares	6

Tax Information	6

Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Fund Information	7

Investments	9

Risk Factors	10

Investing with Victory	12

Organization and Management of the Funds	11

Choosing a Share Class	13

Share Price	22

Important Fund Policies	23

How to Buy Shares	27

How to Exchange Shares	32

How to Sell Shares	34

Dividends, Distribution and Taxes	38

Other Service Providers	41

Financial Highlights

Diversified Stock Fund	42

Diversified Stock Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%	0.59%	0.59%	0.59%
Distribution (12b-1) fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.51%	0.33%	0.20%	0.31%
Total Annual Fund Operating Expense	1.10%	1.92%	0.79%	1.40%

1Imposed on shares redeemed in the first 12 months.

1

Diversified Stock Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class C (If you sell your shares at the end of the period.)
Class C (If you did not sell your shares at the end of the period.)
Class I
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

2

Diversified Stock Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

The Adviser seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks:

The prices of securities held by the Fund may decline if any of the following occurs:

■  The market value of the securities acquired by the Fund declines.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Risk Factors at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

3

Diversified Stock Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

4

Diversified Stock Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes	%	%	%
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Sale of Fund Shares	%	%	%
CLASS C
Before Taxes	%	%	%[1]
CLASS I
Before Taxes	%	%[2]	N/A
CLASS R
Before Taxes	%	%	%
INDEX
S&P 500 Index[3] Index returns reflect no deduction for fees, expenses, or taxes.	%	%	%

1Performance is from March 1, 2002, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

3The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Lawrence G. Babin is Chief Investment Officer and Senior Managing Director of the Adviser, and has been the portfolio manager of the Fund since its inception in 1989.

Paul D. Danes is a Senior Portfolio Manager and Managing Director with the Adviser, and has been a portfolio manager of the Fund since July 2000.

Carolyn M. Rains is a Portfolio Manager and a Managing Director of the Adviser, and has been a portfolio manager or associate portfolio manager of the Fund since June 2000.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

5

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

6

Additional Information About the Fund

This Prospectus contains important information about the Diversified Stock Fund (the "Fund"). The Fund is part of the Victory Portfolios (the "Trust"), a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Fund, together with the other investment portfolios of the Trust, is referred to in this Prospectus as the Victory Funds.

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

This Prospectus provides you with an overview of the Fund. Please look at the objective, policies, strategies, risks, and expenses to determine if the Fund will suit your risk tolerance and investment needs.

Please read this Prospectus carefully before you invest and keep it for future reference. The following are some things you should keep in mind as you read this Prospectus.

Important characteristics about the Diversified Stock Fund

The Adviser seeks to invest in both growth and value securities.

■  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

■  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

7

Additional Information About the Fund (continued)

Share Classes

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

If you would like to receive additional copies of any materials, please call the Victory Funds at

800-539-FUND (800-539-3863)

or please visit www.VictoryFunds.com.

8

Investments

The following describes some of the types of securities the Fund may purchase under normal market conditions. The Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

For a more complete description of the types of securities in which the Fund may invest, see the SAI.

U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S.corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Investment Companies.

The Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

9

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Risks associated with active trading:

■  Active trading risk is the risk that, to the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Risks associated with investing in equity securities:

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

An investment in the Fund is not a complete investment program.

10

Organization and

Management of the Fund

The Fund is a series of the Trust, a group of 23 distinct investment portfolios. The Trust's Board of Trustees has the overall responsibility for the management of the Fund.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2009, the Adviser managed assets totaling in excess of $____ billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2009, the Adviser was paid advisory fees, after waivers, at an annual rate equal to 0.59% of the average daily net assets of the Fund. A discussion of the Board's considerations in approving the Advisory Agreement is included in the Fund's Semi-Annual Report.

Portfolio Management

Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn M. Rains is the associate portfolio manager of the Diversified Stock Fund.

Mr. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser, and has been with the Adviser or an affiliate since 1982. Mr. Babin is a Chartered Financial Analyst Charter Holder.

Mr. Danes is a Senior Portfolio Manager and Managing Director with the Adviser, and has been associated with the Adviser or an affiliate since 1987.

Ms. Rains is a Portfolio Manager and a Managing Director of the Adviser, and has been with the Adviser or an affiliate since 1998.

Portfolio Managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

11

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of the Fund. Class I and Class R shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of the Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A Fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative.

Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on our website at VictoryFunds.com by selecting Pricing policies, and in the SAI.

12

Choosing a Share Class

The Fund offers Class A, Class C, Class I and Class R shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A
■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.
■ A deferred sales charge may be imposed if you sell your shares within one year of their purchase.
■ Lower annual expenses than Class C and Class R shares.

CLASS C
■ No front-end sales charge. All your money goes to work for you right away.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.
■ Higher expenses than Class A, Class I or Class R shares.

CLASS I
■ No front-end sales charge. All your money goes to work for you right away.
■ Class I shares are only available to certain investors.
■ Lower annual expenses than Class A, Class C and Class R shares.

CLASS R ■ No front-end sales charge. All your money goes to work for you right away. ■ Class R shares are only available to certain investors. ■ Higher expenses than Class A and Class I shares.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

13

Choosing a Share Class (continued)

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an intial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Victory Fund's website at www.VictoryFunds.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g. retirement accounts) with the Victory Funds and your financial intermediary;

14

Choosing a Share Class (continued)

(ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

1.  A Letter of Intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares of the Fund that you already own (excluding Fund shares sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Victory Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of

15

Choosing a Share Class (continued)

any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds.

5.  The Victory Funds will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Victory Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Fund Class A share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Trust.

16

Choosing a Share Class (continued)

any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Victory Fund rules previously in effect, except for NAV transfer rules.

  h.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by the Adviser.

Calculation of Sales Charges — Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Victory Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

17

Choosing a Share Class (continued)

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Individual purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Fund directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent;

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $10,000,000;

■  Investors in selected fee based programs;

■  Current and retired Fund trustees or officers;

■  Purchases by participants in the Victory Investment Program; or

■  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

The Fund may allow a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. For group retirement plans, the group retirement plans, the investment minimum is determined based on the aggregate amount of plan assets. The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

18

Choosing a Share Class (continued)

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

■  IRA rollovers from such plans if a Victory Class R shares were offered; or

■  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

Convertibility of Class R Shares to Class A Shares

Individual Class R shareholders may convert their Class R shares to an equal dollar amount of Class A shares of the Fund at any time. No front-end sales charges will be imposed on the Class A shares acquired through a conversion of Class R shares. The Adviser believes (based on an opinion from PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm) that the conversion of Class R shares of the Fund to Class A shares should not constitute a taxable event for federal income tax purposes.

Additional purchases of Class A shares of a Victory Fund, other than dividend reinvestments, may be subject to a front-end sales charge. In addition, you may incur additional fees if you buy, exchange or sell shares through a broker or agent.

Shareholder Servicing Plan for Class A Shares

The Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses,

19

Choosing a Share Class (continued)

and other similar services. For these services, the Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class C shares and Class R shares of the Fund.

Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of the Fund's average daily net assets. The fee is paid for general distribution services, for selling Class R shares of the Fund and for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to

20

Choosing a Share Class (continued)

Class C shareholders of each of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of the Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

21

Share Price

The Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange Inc. (NYSE). You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the NYSE is open.

The value of the Fund's securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of the Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets. You may also find the Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

22

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

23

Important Fund Policies (continued)

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the Transfer Agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the Transfer Agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market

24

Important Fund Policies (continued)

timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified fund-of-fund(s).

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time.

25

Important Fund Policies (continued)

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryFunds.com, by no later than the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

26

How to Buy Shares

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed in the section "Choosing a Share Class — Eligibility Requirements to Purchase — Class I shares." All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

If your investment is received in good order and accepted by the Fund or an Investment Professional or intermediary by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. Purchase orders received after 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier) will be processed at the share price next calculated on the following business day.

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

27

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

28

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryFunds.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

29

How to Buy Shares (continued)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

If you are purchasing Class A, Class C and Class R shares of the Fund, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of the Fund.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

30

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. The Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. You may only buy or exchange into Fund shares legally available in your state. If your account falls below the minimum investment amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

31

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryFunds.com

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or by the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Your exchange will be processed on the next business day if received after 4:00 p.m. Eastern Time or after the close of regular trading on the NYSE, whichever time is earlier.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryFunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

■  The Victory Fund shares you want to exchange and the Victory Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Victory Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Victory Fund that has a 5.75% sales charge as a result of an exchange from another Victory Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

32

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Victory Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. The Victory Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Victory Funds may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Victory Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

33

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after 4:00 p.m. or the close of regular trading on the NYSE (whichever time is earlier). You cannot redeem your shares at www.VictoryFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither the Trust, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

34

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

35

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  The Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

  •  When the SEC orders a suspension to protect the Fund's shareholders.

36

How to Sell Shares (continued)

■  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

37

Dividends, Distributions, and Taxes

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

You can choose how to receive your dividends and distributions when you complete the Account Application. You can have them automatically reinvested in Fund shares, deposited directly to your bank account, sent to you by check, or have them invested in a different Victory Fund. If you don't indicate a preference on your application, your dividends and distributions will all be reinvested in shares of the Fund.

Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

As with any investment, you should consider the tax consequences of an investment in the Fund. You should ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

38

Dividends, Distributions, and Taxes (continued)

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the Reinvestment Option described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another of the Victory Funds. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

39

Dividends, Distributions, and Taxes (continued)

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Important Information about Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  The Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

40

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114 and serves as distributor for the continuous offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

Victory Capital Management Inc., 127 Public Square, Cleveland Ohio 44114 serves as the Administrator and Fund Accountant for the Fund.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Fund.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Fund.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund.

41

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) –The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semiannual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-EQTY-PRO (3/10)

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Equity Funds

Value Fund

Class  A  ......  SVLSX

Class  C  ......  VVFCX

Class  I   ......  VVFIX

Class  R  ......  VVFGX

Stock Index Fund

Class  A  ......  SSTIX

Class  R  ......  VINGX

Established Value Fund

Class  A  ......  VETAX

Class  I   ......  VEVIX

Class  R  ......  GETGX

Special Value Fund

Class  A  ......  SSVSX

Class  C  ......  VSVCX

Class  I   ......  VSPIX

Class  R  ......  VSVGX

Small Company
Opportunity Fund

Class  A  ......  SSGSX

Class  I   ......  VSOIX

Class  R  ......  GOGFX

Large Cap Growth Fund

Class  A  ......  VFGAX

Class  C  ......  VFGCX

Class  R  ......  VFGRX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Fund Summaries

Value Fund	1

Stock Index Fund	7

Established Value Fund	13

Special Value Fund	19

Small Company Opportunity Fund	25

Large Cap Growth Fund	31

Purchase and Sale of Fund Shares

Tax Information

Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information	37

Investments	42

Risk Factors	43

Organization and Management of the Funds	47

Investing with Victory	50

Choosing a Share Class	51

Share Price	61

Important Fund Policies	62

How to Buy Shares	66

How to Exchange Shares	71

How to Sell Shares	73

Dividends, Distributions and Taxes	77

Other Service Providers	80

Financial Highlights

Value Fund	81

Stock Index Fund	85

Established Value Fund	87

Special Value Fund	89

Small Company Opportunity Fund	93

Large Cap Growth Fund	96

Value Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.52%	1.73%	0.18%	0.56%
Total Annual Fund Operating Expense	1.27%	3.48%	0.93%	1.81%
Fee Waiver/Expense Reimbursement	0.00%	(1.48)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.27%	2.00%[2]	0.93%	1.81%

1Imposed on shares redeemed in the first 12 months.

2The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C shares do not exceed 2.00% until at least February 28, 2014.

1

Value Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class C (If you sell your shares at the end of the period.)
Class C (If you did not sell your shares at the end of the period.)
Class I
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

2

Value Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a diversified group of equity securities with an emphasis on companies with above average total return potential. The securities in the Fund usually are listed on a national exchange. The Fund may invest a portion of its assets in American Depository Receipts.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Other Policies and Risks at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

3

Value Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

4

Value Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS C
Before Taxes
CLASS I
Before Taxes
CLASS R
Before Taxes
INDEX
Russell 1000® Value Index[1] Index returns reflect no deduction for fees, expenses, or taxes.

1Performance is from March 1, 2003, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with generally lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Arvind K. Sachdeva is a Chief Investment Officer and a Senior Managing Director of the Adviser. He has been lead portfolio manager of the Fund since August 2005.

Jason E. Putman is a Managing Director of the Adviser and has been a portfolio manager of the Fund since March 2006.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

5

Value Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

6

Stock Index Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the S&P 500 Index.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.15% applicable to Class A shares and a shareholder servicing fee of 0.25% applicable to Class R shares)	0.49%	0.68%
Total Annual Fund Operating Expenses	0.74%	0.93%

7

Stock Index Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

8

Stock Index Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by attempting to duplicate the performance of the S&P 500 Index. The Fund primarily invests in the equity securities that are in the S&P 500 Index, including American Depositary Receipts (ADRs), and secondarily in related futures and options contracts.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities, or equivalents, that are included in the S&P 500 Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Derivative instruments, including futures or options contracts used for asset substitution, do not perfectly replicate direct investment in the Index.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Other Policies and Risks at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

9

Stock Index Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

10

Stock Index Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
CLASS A
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS R
Before Taxes
INDEX
S&P 500 Index[1] Index returns reflect no deduction for fees, expenses, or taxes.

1The S&P 500 Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Ernest C. Pelaia is a Director of the Adviser and has been senior portfolio manager of the Fund since July 1999.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

11

Stock Index Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

12

Established Value Fund Summary

Investment Objective

The investment objective of the Fund is long-term capital growth by investing primarily in common stocks.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class I	Class R
Maximum Sales Charge Imposed on Purchases (load) (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%		0.57%
Distribution (12b-1) Fees	0.00%		0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.55%		0.29%
Total Annual Fund Operating Expenses	1.12%		1.36%

13

Established Value Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class I
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

14

Established Value Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Value Index. As of December 31, 2009, the Russell MidCap® Value Index included companies with approximate capitalizations between [$8] million and [$] billion. The size of companies used in the index changes with market conditions and the composition of the index. The Fund may invest a portion of its assets in American Depository Receipts.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell MidCap® Value Index. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Value stocks fall out of favor relative to growth stocks.

■  MidCap stocks fall out of favor relative to stocks of larger or smaller companies.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Other Policies and Risks at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

15

Established Value Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class R, Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest

Lowest

16

Established Value Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS R
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS A
Before Taxes			%[1]
CLASS I
Before Taxes	%[2]
INDEX
Russell MidCap® Value Index[3] Index returns reflect no deduction for fees, expenses, or taxes.

1Performance is from May 5, 2000, inception date of Class A shares.

2Performance is from March 1, 2010, inception date of Class I shares.

3The Russell MidCap® Value Index is a broad-based unmanaged value index, measuring the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Gary H. Miller is a Managing Director of the Adviser and has been a portfolio manager of the Fund since July 1998.

Jeff Graff is a Managing Director of the Adviser and has been a portfolio manager of the Fund since March 2007.

Gregory Conners is a Director of the Adviser and has been a portfolio manager of the Fund since March 2002.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

17

Established Value Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

18

Special Value Fund Summary

Investment Objective

The Fund seeks to provide long-term growth of capital and dividend income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%	0.67%	0.67%	0.67%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.59%	0.53%	0.22%	0.54%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.28%	2.22%[3]	0.91%	1.73%[3]

1Imposed on shares redeemed in the first 12 months.

2Acquired fund fees and expenses, fees and expenses of investment companies in which the Fund invests and indirectly incurred by the Fund, are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights.

3The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C and Class R shares do not exceed 2.20% and 2.00%, respectively, until at least February 28, 2014 and February 28, 2012, respectively.

19

Special Value Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class C (If you sell your shares at the end of the period.)
Class C (If you do not sell your shares at the end of the period.)
Class I
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

20

Special Value Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of companies with market capitalizations at the time of purchase within the range of companies comprising the Russell MidCap® Index. As of December 31, 2009, the Russell MidCap® Index included companies with capitalizations between [$8] million and [$14] billion. The size of companies in the index changes with market conditions and the composition of the index. The Fund may invest a portion of its assets in American Depository Receipts.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies comprising the Russell MidCap® Index. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Midcap stocks fall out of favor relative to stocks of larger or smaller companies.

■  Value stocks fall out of favor relative to growth stocks.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Other Policies and Risks at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

21

Special Value Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

22

Special Value Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS C
Before Taxes
CLASS I
Before Taxes
CLASS R
Before Taxes
INDEX
Russell MidCap® Index[3] Index returns reflect no deduction for fees, expenses, or taxes.

1Performance is from March 1, 2003, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Russell MidCap® Index is a broad-based unmanaged index, measuring the performance of medium capitalization domestically traded common stocks. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Leslie Z. Globits is a Chief Investment Officer and a Senior Managing Director of the Adviser. He has been co-portfolio manager of the Fund since June 2003.

Kirk A. Schmitt is a Director of the Adviser and has been co-portfolio manager of the Fund since March 2007.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

23

Special Value Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

24

Small Company Opportunity Fund Summary

Investment Objective

The Fund seeks to provide capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.80%	0.19%	0.34%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.68%	1.07%	1.72%

1Acquired fund fees and expenses, fees and expenses of investment companies in which the Fund invests and indirectly incurred by the Fund, are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights.

25

Small Company Opportunity Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class I
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

26

Small Company Opportunity Fund Summary (continued)

Principal Investment Strategies

The Fund invests primarily in common stocks of smaller companies that the Adviser believes to be undervalued relative to their underlying earnings potential.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small companies. "Small companies" are companies that at the time of purchase, have market capitalizations within the range of companies comprising the Russell 2000® Value Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purpose of this policy, "net assets" includes any borrowings for investment purposes. As of December 31, 2009, the smallest company in the Index had an approximate market capitalization of $3 million and the largest company currently had an approximate market capitalization of $3 billon. The Fund may invest a portion of its assets in American Depository Receipts.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of the securities acquired by the Fund declines.

■  Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies as a result of deteriorating economic conditions.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund is not a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Other Policies and Risks at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

27

Small Company Opportunity Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class R, Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest

Lowest

28

Small Company Opportunity Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years
CLASS R
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS A
Before Taxes
CLASS I
Before Taxes
INDEX
Russell 2000® Value Index[2] Index returns reflect no deduction for fees, expenses, or taxes.

1Performance is from August 31, 2007, inception date of Class I shares.

2The Russell 2000® Value Index is a broad-based unmanaged index that measures the performance of small capitalization domestically traded common stocks. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Gary H. Miller is a Managing Director of the Adviser and has been a portfolio manager of the Fund since June 1998.

Jeff Graff is a Managing Director of the Adviser and has been a portfolio manager of the Fund since March 2007.

Gregory Conners is a Director of the Adviser and has been a portfolio manager of the Fund since March 2002.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

29

Small Company Opportunity Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

30

Large Cap Growth Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	1.00%	0.50%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.75%	1.00%	2.03%
Total Annual Fund Operating Expenses	1.50%	2.75%	3.28%

1Imposed on Class C shares redeemed in the first 12 months.

31

Large Cap Growth Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class C (If you sell your shares at the end of the period.)
Class C (If you do not sell your shares at the end of the period.)
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

32

Large Cap Growth Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in U.S. equity securities of companies whose growth prospects appear to exceed those of the overall market. The issuers usually are listed on a nationally recognized exchange.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large cap companies. "Large cap companies" are companies that at the time of purchase, have market capitalizations within the range of companies comprising the Russell 1000® Growth Index. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As of December 31, 2009, the smallest company in the Russell 1000® Growth Index had an approximate market capitalization of [$36] million and the largest company currently had an approximate market capitalization of [$400] billion.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors." The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund is not a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Other Policies and Risks at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

33

Large Cap Growth Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

34

Large Cap Growth Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	3 Year	Life of Fund[1]
CLASS A
Before Taxes
After Taxes on Distributions[2]
After Taxes on Distributions and Sale of Fund Shares
CLASS C
Before Taxes
CLASS R
Before Taxes
INDEX
Russell 1000® Growth Index[3] Index returns reflect no deduction for fees, expenses, or taxes.

1Performance is from December 31, 2003, inception date of Class A, Class C and Class R shares.

2There were no distributions for the Fund during the period.

3The Russell 1000® Growth Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Erick F. Maronak is a Chief Investment Officer and a Senior Managing Director of the Adviser. He has been senior portfolio manager of the Fund since July 2003.

Scott R. Kefer is a Managing Director of the Adviser and has been co-portfolio manager of the Fund since July 2003.

Jason E. Dahl is a Managing Director of the Adviser and has been co-portfolio manager of the Fund since July 2003.

Michael B. Koskuba is a Director of the Adviser and has been co-portfolio manager of the Fund since July 2003.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

35

Large Cap Growth Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

36

Additional Information About the Funds

This Prospectus contains important information about the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund and the Large Cap Growth Fund (each a "Fund", and together the "Funds"). Each Fund is part of the Victory Portfolios (the "Trust"), a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Funds, together with the other investment portfolios of the Trust, are collectively referred to in this Prospectus as the Victory Funds.

This Prospectus provides you with a separate overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund(s) will suit your risk tolerance and investment needs.

Please read this prospectus carefully before you invest.

  Important characteristics about the Value Fund

The Adviser seeks equity securities primarily of under-valued companies that are inexpensive relative to their respective industry groups in light of the following measurements: below-average price-to-earnings ratios, below average price-to-book ratios, lower than average price-to-cash-flow ratios and above average dividend yields. The Adviser also may consider factors such as a company's projected future cash flows, earnings growth, return on equity, stock price volatility relative to the market, management, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

Victory Capital Management Inc., which we will refer to as the Adviser throughout this Prospectus, manages the Funds.

37

Additional Information About the Funds (continued)

  Important characteristics about the Stock Index Fund

The Fund normally will invest substantially all of its assets in all stocks that comprise the Index in roughly the same proportions as their weightings in the Index. For example, if 5% of the Index is made up of a stock of a particular company, the Fund normally will invest approximately 5% of its assets in that company. To minimize small positions and transactions expenses, the Fund need not invest in every stock included in the S&P 500 Index and invests in Index futures contracts as a substitute for purchasing securities that comprise the Index. The Fund may purchase stocks that are not included in the S&P 500 Index if the Adviser believes that these investments will reduce "tracking error." Tracking error refers to the difference between the Fund's investment results, before expenses, and that of the S&P 500 Index.

The Fund is not managed in the traditional sense of using economic, financial, and market analysis. Therefore, the Fund will not sell a stock that is underperforming as long as it remains in the S&P 500 Index. Brokerage costs, fees, operating expenses, and tracking errors will normally result in the Fund's total return being lower than that of the S&P 500 Index.

  About the Stock Index Fund's Investment Selection Process

The S&P 500 Index is made up of 500 stocks chosen based on capitalization, liquidity, and industry representation. The portion of the Index made up of each stock in the Index is based on the relative capitalization of each company, so that the largest capitalization companies make up the largest portions of the Index. As of December 31, 2008, the capitalization of the largest company in the Index

38

Additional Information About the Funds (continued)

was $400 billion and the capitalization of the smallest company in the Index was $306 million.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

  Important characteristics about the Established Value Fund

In making investment decisions, the Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value. When selecting investments for the Fund's portfolio, the Adviser looks for the following characteristics, among others: consistent earnings growth; stable earnings growth combined with dividend yield, rising earnings prospects; price-to-book ratios and price-to-earnings rations that are generally lower than those prevalent in the market; and the rate at which a stock's price is rising.

The Adviser primarily relies on a quantitative model that examines the characteristics described above, among others, to select securities.

  Important characteristics about the Special Value Fund

The Adviser seeks to invest in the stock of companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

In making investment decisions, the Adviser may consider fundamental factors such as enterprise value, cash flow, book value, dividend yield, growth potential, earnings, sales, and quality of management in order to support the stock valuation process. The

39

Additional Information About the Funds (continued)

Adviser may also consider factors such as a company's return on equity, stock price volatility relative to the market, management or corporate restructurings, the general business cycle, the company's position within a specific industry and the company's responsiveness to changing conditions.

  Important characteristics about the Small Company Opportunity Fund

In making investment decisions, the Adviser may consider, among other things, the following characteristics: price-to-earnings, earnings growth, cash flow, book value, market capitalization, debt levels, dividend yield, revenues, capital expenditures and trading liquidity.

The equity securities in which the Fund invests include:

■  Common stock

■  Convertible preferred stock

■  Debt convertible or exchangeable into equity securities

  Important characteristics about the Large Cap Growth Fund

The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts, and equity securities of foreign securities traded on foreign exchanges.

In making investment decisions for the Fund, the Adviser will invest the Fund's assets in stocks of approximately 25-45 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of profit growth. The Adviser analyzes the price, earnings, price histories, balance sheet characteristics, perceived management skills and perceived prospects for earnings growth when deciding which stocks to buy and sell for the Fund.

40

Additional Information About the Funds (continued)

  Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

  Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

  Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

  Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

If you would like to receive additional copies of any materials, please call the Victory Funds at

800-539-FUND (800-539-3863)

or please visit www.VictoryFunds.com.

41

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For a more complete description of which Funds can invest in certain types of securities, see the SAI.

  U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

  Equity Securities of Companies Traded on Foreign Exchanges.

Can include common stock and securities convertible into stock of non-U.S. corporations.

  Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

F  Forward Currency Contracts.

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

F  Futures Contracts and Options on Futures Contracts.

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes. The Stock Index Fund may invest in futures and options on futures contracts as a substitute for stocks in its index. There is no assurance that any Fund will engage in any hedging transactions.

Investment Companies.

A Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

  ADRs.

Depositor receipts evidencing ownership of underlying securities issued by a foreign corporation which are bought and sold in the United States and typically issued by a U.S. bank or trust company.

F  Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument, or index.

42

Risk Factors

This table and the details that follow, describe the principal risks that you may assume as an investor in the Funds.

	Value Fund	Stock Index Fund	Established Value Fund	Special Value Fund	Small Company Opportunity Fund	Large Cap Growth Fund
Market risk and manager risk	✓	✓	✓	✓	✓	✓
Active trading risk	✓			✓
Equity risk	✓	✓	✓	✓	✓	✓
Currency risk and/or foreign investments risk						✓
Correlation risk		✓
Small capitalization company risk					✓

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with active trading:

■  Active trading risk is the risk that, to the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

43

Risk Factors (continued)

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Risks associated with investing in equity securities:

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in foreign securities:

■  Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

■  Political and economic risks, along with other factors, could adversely affect the value of the funds that invest in foreign securities.

■  Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can

44

Risk Factors (continued)

make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.

Risks associated with futures and options contracts:

■  Correlation risk. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that any Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. For example, if a Fund seeks to participate in the performance of the S&P 500 Index prior to purchasing the component securities or is unable to acquire a sufficient amount of a particular security that is represented in the index, the Fund may enter into a futures contract or a related option in order to minimize the Fund's tracking error. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities. In this case, the Fund's investment in the futures contracts or options may actually increase tracking error rather than reduce it.

Risks associated with investment in small capitalization stocks:

■  Small capitalization risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or

45

Risk Factors (continued)

financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

Particular risks of the Stock Index Fund:

■  Tracking error. The Stock Index Fund may not track its index perfectly because differences between the index and the Fund's portfolio can cause differences in performance. The Adviser purchases securities and other instruments, including futures contracts and options, in an attempt to replicate the performance of the index. However, the tools that the Adviser uses to replicate the index are not perfect and the Stock Index Fund's performance is affected by factors such as the size of its portfolio, transaction costs, the extent and timing of cash flows in and out of the Stock Index Fund and changes in the index. In particular, the market value of futures contracts and options used as a substitute for their underlying securities may not correspond to the market value of the underlying securities. In this case, the Stock Index Fund's investment in these derivative instruments may actually increase tracking error rather than reduce it.

An investment in a Fund is not a complete investment program.

46

Organization and

Management of the Funds

Each Fund is a series of the Trust, a group of 23 distinct investment portfolios. The Trust's Board of Trustees has the overall responsibility for the management of the Funds.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Victory Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2009, the Adviser managed assets totaling in excess of $46.6 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2009, the Adviser was paid advisory fees, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as shown in the following table.

Value Fund
Stock Index Fund
Established Value
Special Value Fund
Small Company Opportunity Fund
Large Cap Growth Fund

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Funds' Semi-Annual Report.

Portfolio Management

Arvind K. Sachdeva is the lead portfolio manager and Jason E. Putman is the co-portfolio manager of the Value Fund.

Mr. Sachdeva is a Chief Investment Officer (Intrinsic Value and Deep Value) and a Senior Managing Director of the Adviser, and has been associated with the Adviser or an affiliate since 2000. Prior to 2000, he was the Deputy Chief Investment Officer and Director of Research at Dean Investments. Mr. Sachdeva is a Chartered Financial Analyst Charter Holder.

Mr. Putman is a Research Analyst and Managing Director of the Adviser, and has been with the Adviser or an affiliate since 2004. Prior to 2004, he was a research analyst with Credit Suisse First Boston. Mr. Putman is a Chartered Financial Analyst Charter Holder.

Ernest C. Pelaia is the portfolio manager of the Stock Index Fund. He is a Senior Portfolio Manager and Director, and has been with the Adviser since July 1991 as an Analyst, Trader, Investment Officer and most recently Assistant Vice President of Funds Management.

47

Organization and

Management of the Funds

(continued)

Gary H. Miller, Gregory Conners, and Jeff Graff are the co-portfolio managers of the Established Value Fund and the Small Company Opportunity Fund.

Mr. Miller is a Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1987.

Mr. Conners is a Portfolio Manager and Director of the Adviser and has been associated with the Adviser or an affiliate since March 1999.

Mr. Graff is a portfolio manager and Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 2001.

Leslie Z. Globits is the lead portfolio manager and Kirk A. Schmitt is the co-portfolio manager of the Special Value Fund.

Mr. Globits is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1987.

Mr. Schmitt is a Portfolio Manager and Director of the Adviser and has been associated with the Adviser or an affiliate since 2000.

Erick F. Maronak is the lead portfolio manager and Scott R. Kefer, Jason E. Dahl and Michael B. Koskuba are co-portfolio managers of the Large Cap Growth Fund.

Mr. Maronak is a Chief Investment Officer (Large Cap Growth), Senior Portfolio Manager and a Senior Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 2003. Prior to 2003, he was the Director of Research for NewBridge Partners, LLC.

Mr. Kefer is a Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 2003. Prior to 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC. Mr. Kefer is a Chartered Financial Analyst Charter Holder.

Mr. Dahl is a Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 2003. Prior to 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC. Mr. Dahl is a Chartered Financial Analyst Charter Holder.

48

Organization and

Management of the Funds

(continued)

Mr. Koskuba is a Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 2003. Prior to 2003, he was a Portfolio Manager/Analyst of NewBridge Partners, LLC.

Portfolio Managers listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

49

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C and Class I shares of a Fund. Class I shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A Fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative.

Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on our website at VictoryFunds.com by selecting Pricing policies, and in the SAI.

50

Choosing a Share Class

Each Fund offers Class A and Class R shares. Class C shares are also offered by the Value, Special Value and Large Cap Growth Funds. Class I shares are also offered by the Value, Special Value and Small Company Opportunity Funds. Each class has its own cost structure, allowing you to choose the one that best meets your requirements.

CLASS A
■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.
■ A deferred sales charge may be imposed if you sell your shares within one year of their purchase.
■ Lower annual expenses than Class C and Class R shares.

CLASS C
■ No front-end sales charge. All your money goes to work for you right away.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.
■ Higher expenses than Class A, Class I or Class R shares.

CLASS I
■ No front-end sales charge. All your money goes to work for you right away.
■ Class I shares are only available to certain investors.
■ Lower annual expenses than Class A, Class C or Class R shares.

CLASS R ■ No front-end sales charge. All your money goes to work for you right away. ■ Class R shares are only available to certain investors. ■ Higher expenses than Class A and Class I shares.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide. Investment Professionals and other intermediaries may charge fees for their services.

51

Choosing a Share Class (continued)

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge ("CDSC") of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Victory Funds' website at www.VictoryFunds.com. In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your

52

Choosing a Share Class (continued)

financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A Shares of

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

53

Choosing a Share Class (continued)

any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Trust.

54

Choosing a Share Class (continued)

any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

  h.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by the Adviser.

Calculation of Sales Charges — Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

55

Choosing a Share Class (continued)

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Funds, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum initial investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent;

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $10,000,000;

■  Investors in selected fee based programs;

■  Current and retired Fund trustees or officers;

■  Purchases by participants in the Victory Investment Program; or

■  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

Each Fund may allow a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. For group retirement plans, the investment minimum is determined based on the aggregate amount of plan assets. Each Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

56

Choosing a Share Class (continued)

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

■  IRA rollovers from such plans if a Victory Class R shares was offered; or

■  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

Convertibility of Class R Shares to Class A Shares

Class R shareholders may convert their Class R shares to an equal dollar amount of Class A shares of the same Fund at any time. No front-end sales charges will be imposed on the Class A shares acquired through a conversion of Class R shares. The Adviser believes (based on an opinion from PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm) that the conversion of Class R shares of a Fund for Class A shares of the same Fund should not constitute a taxable event for federal income tax purposes.

Additional purchases of Class A shares of a Fund, other than dividend reinvestments, may be subject to a front-end sales charge. In addition, you may incur additional fees if you buy, exchange or sell shares through a broker or agent.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. The Shareholder Servicing Plan also applies to Class R shares of the Stock Index Fund. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from

57

Choosing a Share Class (continued)

shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Class A shares of the Stock Index Fund pays a fee of 0.15% of average daily net assets. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class R shares of each Fund, other than the Stock Index Fund, and for those Funds that offer Class C shares.

Under the Class R Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of each Fund's average daily net assets. The fee is paid for general distribution services, for selling Class R shares of each of these Funds and for providing personal services to shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

58

Choosing a Share Class (continued)

Under the Class C Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. Each Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of a Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of each Fund and Class R shares of the Stock Index Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also

59

Choosing a Share Class (continued)

may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, these types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

60

Share Price

Each Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE). You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the NYSE is open.

The value of a Fund's securities may change on days when shareholders will not be able to purchase and redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

61

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

62

Important Fund Policies (continued)

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the Transfer Agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the Transfer Agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

63

Important Fund Policies (continued)

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified fund-of-fund(s).

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time.

64

Important Fund Policies (continued)

About the Standard & Poor's 500 Composite Stock Price Index

The S&P 500 Index is made up of 500 stocks chosen based on capitalization, liquidity, and industry representation. The portion of the Index made up of each stock in the Index is based on the relative capitalization of each company, so that the largest capitalization companies make up the largest portions of the Index. As of December 31, 2008, the capitalization of the largest company in the Index was $400 billion and the capitalization of the smallest company in the Index was $306 million.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryFunds.com, by no later than the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

65

How to Buy Shares

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed in the section "Choosing a Share Class — Eligibility Requirements to Purchase — Class I shares." All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds or an Investment Professional or intermediary by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. Purchase orders received after 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier) will be processed at the share price next calculated on the following business day.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

66

How to Buy Shares (continued)

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

67

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryFunds.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

68

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

If you are purchasing Class A, Class C and Class R shares of the Funds, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

69

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into fund shares legally available in your state. If your account falls below the minimum investment amount , we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

70

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or by the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Your exchange will be processed on the next business day if received after 4:00 p.m Eastern Time or after the close of regular trading on the NYSE, whichever time is earlier.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryFunds.com, or by writing Victory. When you exchange shares of a fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Victory Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Victory Fund that has a 5.75% sales charge as a result of an exchange

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryFunds.com.

71

How to Exchange Shares (continued)

  from another Victory Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for any Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

72

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after 4:00 p.m. or the close of regular trading. You cannot redeem your shares at www.VictoryFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

73

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

74

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

75

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

76

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, each Fund described in this Prospectus declares and pays dividends quarterly. However, a Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

You can choose how to receive your dividends and distributions when you complete the Account Application. You can have them automatically reinvested in Fund shares, deposited directly to your bank account, sent to you by check, or have them invested in a different Fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the Fund.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Buying a Dividend.
You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

77

Dividends, Distributions, and Taxes (continued)

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another fund of the Victory Funds. If you reinvest your distributions in a different Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

78

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

No Fund expects to pay federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by such Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

79

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114 and serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Victory Capital Management Inc., 127 Public Square, Cleveland Ohio 44114 serves as the Administrator and Fund Accountant for the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

80

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) –The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semiannual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-EQTY-PRO (3/10)

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fixed Income Funds

Core Bond Fund

Class  A  ......  SIMIX

Class  I   ......  VCBIX

Fund for Income

Class  A  ......  IPFIX

Class  C  ......  VFFCX

Class  R  ......  GGIFX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Fund Summaries

Core Bond Fund	1

Fixed Income Fund	7

Additional Fund Information	13

Investments	16

Risk Factors	18

Investing with Victory	23

Organization and Management of the Funds	21

Choosing a Share Class	24

Share Price	33

Important Fund Policies	35

How to Buy Shares	39

How to Exchange Shares	44

How to Sell Shares	47

Dividends, Distribution and Taxes	51

Other Service Providers	54

Financial Highlights

Core Bond Fund	55

Fund for Income	57

Core Bond Fund Summary

Investment Objective

The Fund seeks to provide a high level of income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares.)	0.47%	0.22%
Total Annual Fund Operating Expenses	0.97%	0.72%

1

Core Bond Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class I

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

2

Core Bond Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in debt securities, generally issued by corporations, the U.S. government and its agencies or instrumentalities.

Under normal circumstances, the Fund invests primarily in:

■  Investment grade corporate securities, asset-backed securities, convertible securities, or exchangeable debt securities;

■  Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities;

■  Mortgage-related securities issued by government agencies and non-governmental entities; and

■  Commercial paper.

■  The Fund may invest up to 10% of its net assets in credit derivatives, including credit default swaps.

■  The Fund may invest up to 10% of its net assets in high yield debt instruments (that is, debt instruments rated below investment grade), including credit derivatives that present credit characteristics that are equivalent to those of high yield debt instruments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in income producing securities with an average effective maturity between 5-15 years. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors."

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

The market value of securities acquired by the Fund declines. The portfolio manager does not execute the Fund's principal investment strategies effectively. Interest rates rise. An issuer's credit quality is downgraded or an issuer defaults on its securities. This risk is greater for any investments in below investment grade rated debt. The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities. The rate of inflation increases. The average life of a mortgage-related security is shortened or lengthened. A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

For more information about the risks of investing in the Fund, please see Risk Factors at page 12 of the prospectus and Investment Strategies at page [_] of the statement of additional information.

3

Core Bond Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

4

Core Bond Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years
CLASS A1
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS I
Before Taxes
INDEX
Barclays Capital Aggregate Bond Index[3] Index returns reflect no deduction for fees, expenses, or taxes.

1Performance for the Class A shares was calculated based on the current maximum sales charge of 2.00%. From the fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Barclays Capital Aggregate Bond Index, formerly known as the Lehman Brothers Aggregate Bond Index, is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. It is not possible to invest directly in an index.

Management of the Fund

Investment Adviser:

Victory Capital Management Inc.

Portfolio Managers:

Craig E. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser and is the lead portfolio manager of the fixed income investments for the Fund. He has been a portfolio manager of the Fund since November 2007.

For more information about the adviser and the portfolio managers, please see Organization and Management at page __ of the prospectus and Advisory and Other Contracts at page __ of the Statement of Additional Information.

5

Core Bond Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

6

Fund for Income Summary

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	1.00%	0.25%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.45%	0.35%	0.27%
Total Annual Fund Operating Expenses	0.95%	1.85%	1.02%
Fee Waiver/Expense Reimbursement	0.00%	(0.03)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	1.82%	1.02%

1Imposed on Class C shares redeemed in the first 12 months.

7

Fund for Income Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class C If you sell your shares at the end of the period.
Class C If you do not sell your shares at the end of the period.
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

8

Fund for Income Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities.

Under normal circumstances, the Fund primarily invests in:

■Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), with an average effective maturity ranging from 2 to 10 years.

■Obligations issued or guaranteed by the US government or by its agencies or instrumentalities with a dollar-weighted average maturity normally less than five years.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors."

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Interest rates rise.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Risk Factors at page 12 of the prospectus and Investment Strategies at page [__] of the statement of additional information.

9

Fund for Income Summary (continued)

  Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C and R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest

Lowest

10

Fund for Income Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS R
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS A
Before Taxes
CLASS C
Before Taxes
INDEX
Barclays Capital 1-5 Year U.S. Gov't Bond Index[1] Index returns reflect no deduction for fees, expenses or taxes.

1Performance is from March 26, 1999, inception date of Class A shares.

2Performance is from March 1, 2002, inception date of Class C shares.

3The Barclays Capital 1-to-5 Year U.S. Government Bond Index, formerly known as the Lehman Brothers 1-to-5 Year U.S. Government Bond Index, is a market-weighted index measuring the performance of treasury and agency securities issued by the United States Government with maturities of one to five years. It is not possible to invest directly in an index.

Management of the Fund

Investment Adviser:

Victory Capital Management Inc.

Portfolio Managers:

Craig E. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser and is the lead portfolio manager of the fixed income investments for the Fund. He has been a portfolio manager of the Fund since November 2007.

Heidi L. Adelman is a Director of the Adviser, and has been a portfolio manager of the Fund since March 2006.

For more information about the adviser and the portfolio managers, please see Organization and Management at page __ of the prospectus and Advisory and Other Contracts at page __ of the Statement of Additional Information.

11

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

12

Additional Information About the Funds

This Prospectus contains important information about the Core Bond Fund and the Fund for Income (each a "Fund", and together the "Funds"). Each Fund is part of the Victory Portfolios (the "Trust"), a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Funds, together with the other investment portfolios of the Trust, are collectively referred to in this Prospectus as the Victory Funds.

This Prospectus provides you with an overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund(s) will suit your risk tolerance and investment needs.

Please read this prospectus carefully before you invest.

  Important Characteristics about the Core Bond Fund

Important characteristics of the Fund's investments:

■  Quality: Investment grade corporate securities are rated in the top four rating categories at the time of purchase by Standard & Poor's ("S&P"), Fitch, Inc. ("Fitch"), Moody's Investors Service ("Moody's"), or another NRSRO, or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The average effective maturity of the Fund generally will range from 5 to 15 years. Under certain market conditions, the portfolio manager may go outside these boundaries.

In making investment decisions, the Fund considers the current economic environment and any underlying market trends. In addition, the Advisor establishes strategic investment views that reflect, in its judgment, the best relative value among the major fixed income sectors. The Fund invests in high-grade investments that are consistent with these views and that attempt to

Victory Capital Management Inc., which we will refer to as the Adviser throughout this Prospectus, manages the Funds.

13

Additional Information About the Funds (continued)

preserve an acceptable range of performance expectations. The Fund's high portfolio turnover may result in higher expenses and taxable gain distributions.

  Important characteristics about the Fund for Income

Except for managing cash, the Fund currently invests only in securities that are guaranteed by the full faith and credit of the U.S. government, including direct obligations of the U.S. Treasury, obligations of U.S. government agencies and instrumentalities which are guaranteed by the U.S. Treasury, as well as repurchase agreements collateralized by such securities. However, the Fund is under no obligation to invest in securities guaranteed by the full faith and credit of the U.S. government and this practice may be terminated without shareholder approval.

  There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. Securities issued by certain U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities.

  Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

14

Additional Information About the Funds (continued)

  Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

  Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

  Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

If you would like to receive additional copies of any materials, please call the Victory Funds at

800-539-FUND (800-539-3863)

or please visit www.VictoryFunds.com.

15

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  U.S. Government Securities.*

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

  U.S. Government Instrumentalities.*

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association ("SLMA" or Sallie Mae), The Federal Farm Credit Bank ("FFCB"), and Federal Home Loan Banks. Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority ("TVA").

  Asset Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

  Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.

  Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.

16

Investments (continued)

  Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

  When-Issued and
Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

  Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

  International Bonds.

Debt instruments issued by non-domestic issuers and traded in U.S. dollars including Yankee Bonds and Eurodollar Bonds.

  Receipts.

Separately traded interest or principal components of U.S. government securities.

F Credit Default Swaps.

A swap in which one counterparty receives a premium at pre-set intervals in consideration for guaranteeing to make a specific payment should a negative credit event take place. A negative credit event occurs for the underlying reference obligation in instances of bankruptcy, insolvency, restructuring, or failure to make payment. In the event a negative credit event occurs, the buyer receives the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. In the absence of a negative credit event, the seller receives fixed payments throughout the term of the contract. A Fund may be either the buyer or the seller in a credit default swap transaction.

  Average Effective Maturity.

Average effective maturity is based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of the Fund to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.

*  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned government corporations.

F  Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument or index

17

Risk Factors

This table, and the details that follow, describe the principal risks that you may assume as an investor in the Funds.

	Core Bond Fund	Fund For Income
Market and manager risk	✓	✓
Active Trading risk	✓
Debt security risk	✓	✓
Mortgage-related risk	✓	✓
High yield risk	✓	✓
Credit default swap risk	✓	✓

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with active trading:

■  Active trading risk is the risk that, to the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

18

Risk Factors (continued)

Risks associated with investing in debt securities:

■  Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

■  Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

■  Reinvestment risk is the risk that when interest rates are declining a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

■  Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's).

Risks associated with investing in mortgage-related securities:

■  Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

19

Risk Factors (continued)

rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

■  Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in below-investment grade securities:

■  Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.

Risks associated with investing in credit default swaps:

■  If a Fund is a buyer and no negative credit event occurs, the Fund will lose its investment and recover nothing.

■  If a Fund is a seller and a negative credit event occurs, the Fund must pay the buyer the full notional value of the reference obligation.

■  The Fund also incurs greater risk by investing in swaps than if the Fund had invested in the obligation directly.

An investment in a Fund is not a complete investment program.

20

Organization and

Management of the Funds

Each Fund is a series of the Trust, a group of 23 distinct investment portfolios. The Trust's Board of Trustees has the overall responsibility for the management of the Funds.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2009, the Adviser managed assets totaling in excess of $____ billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2009, the Adviser was paid advisory fees, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as follows:

Core Bond Fund
Fund for Income

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Funds' Semi-Annual Report.

Portfolio Management

Craig E. Ruch is the portfolio manager of the Core Bond Fund and is responsible for the day-to-day management of the Fund's portfolio.

Mr. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser since 2005. He is the Head of Corporate Bonds for the Adviser, and is responsible for corporate bond research, corporate bond portfolio management and trading. Prior to 2005, Mr. Ruch was a portfolio manager with Credit Suisse Asset Management.

Craig E. Ruch is the lead portfolio manager, and Heidi L. Adelman is co-portfolio manager of the Fund for Income. Together they are responsible for the day-to-day management of the Fund's portfolio.

Mr. Ruch is a Chief investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser since 2005. He

21

Organization and

Management of the Funds

(continued)

is the Head of Corporate Bonds for the Adviser, and is responsible for corporate bond research, corporate bond portfolio management and trading. Prior to 2005, Mr. Ruch was a portfolio manager with Credit Suisse Asset Management.

Ms. Adelman is a Portfolio Manager and Director with the Adviser. She has been with the Adviser or an affiliate since 1995. Her focus is investment strategy involving asset-backed, commercial and residential mortgage-backed securities.

Portfolio Managers listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

22

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with Victory. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of a Fund. Not all Funds offer all classes of shares and Class I and Class R shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A Fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative.

Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on our website at VictoryFunds.com by selecting Pricing policies, and in the SAI.

23

Choosing a Share Class

The Core Bond Fund offers Class A and Class I shares. The Fund for Income offers Class A, Class C and Class R shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A
■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.
■ A deferred sales charge may be imposed if you sell your shares within one year of their purchase.
■ Lower annual expenses than Class C, Class I or Class R shares.

CLASS C
■ No front-end sales charge. All your money goes to work for you right away.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.
■ Higher expenses than Class A, Class I or Class R shares.

CLASS I
■ No front-end sales charge. All your money goes to work for you right away.
■ Class I shares are only available to certain investors.
■ Lower annual expenses than Class A, Class C or Class R shares

CLASS R ■ No front-end sales charge. All your money goes to work for you right away. ■ Class R shares are only available to certain investors. ■ Higher expenses than Class A or Class I shares.

24

Choosing a Share Class (continued)

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below.

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge ("CDSC") of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryFunds.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other

25

Choosing a Share Class (continued)

financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charges in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

26

Choosing a Share Class (continued)

reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of up to 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Trust.

27

Choosing a Share Class (continued)

the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

  h.  Purchases of Class A shares of the Intermediate Income Fund by shareholders of the Intermediate Income Fund who had previously owned Class G shares.

  i.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by the Adviser.

Calculation of Sales Charges — Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

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Choosing a Share Class (continued)

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Funds, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum initial investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent;

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $10,000,000;

■  Investors in selected fee based programs;

■  Current and retired Fund trustees or officers;

■  Purchases by participants in the Victory Investment Program; or

■  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

Each Fund may allow a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. For group retirement plans, the investment minimum is determined based on the aggregate amount of plan assets. Each Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

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Choosing a Share Class (continued)

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

■  IRA rollovers from such plans if a Victory Class R shares were offered; or

■  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

Convertibility of Class R Shares to Class A Shares

Class R shareholders may convert their Class R shares to an equal dollar amount of Class A shares of the same Fund at any time. No front-end sales charges will be imposed on the Class A shares acquired through a conversion of Class R shares. The Adviser believes (based on an opinion from PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm) that the conversion of Class R shares of a Fund for Class A shares of the same Fund should not constitute a taxable event for federal income tax purposes.

Additional purchases of Class A shares of a Fund, other than dividend reinvestments, may be subject to a front-end sales charge. In addition, you may incur additional fees if you buy, exchange or sell shares through a broker or agent.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, a Fund pays shares pay a fee at an annual

30

Choosing a Share Class (continued)

rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted Distribution and Service Plans for Class R and Class C shares of the Fund for Income.

Under the Class R Distribution and Service Plan, the Fund for Income will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund's average daily net assets of its Class R shares. The fee is paid for general distribution services, for selling Class R shares of the Fund for Income and for providing personal services to its shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund for Income will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares' average daily net assets will be paid for general distribution services and for selling Class C shares of the Fund. The Fund will pay 0.25% of its Class C shares' average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution

31

Choosing a Share Class (continued)

and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund for Income's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

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Share Price

Each Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE). You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted.

A business day is a day on which the NYSE and the bond market are open. If the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers close before 4:00 p.m. (the Alternative Closing Time), each Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If a Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the

33

Share Price (continued)

number of outstanding shares of the Class.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

34

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

35

Important Fund Policies (continued)

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the Transfer Agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the Transfer Agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

36

Important Fund Policies (continued)

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified fund-of-fund(s).

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time.

37

Important Fund Policies (continued)

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryFunds.com, by no later than the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

38

How to Buy Shares

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed in the section "Choosing a Share Class — Eligibility Requirements to Purchase — Class I Shares." All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds, an Investment Professional or an intermediary by 4:00 p.m. Eastern Time, or the Alternative Closing Time (if applicable), your purchase will be processed the same day using that day's share price. Purchase orders received after 4:00 p.m. Eastern Time or after the Alternative Closing Time (whichever time is earlier) will be processed at the share price next calculated on the following business day.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

39

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

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How to Buy Shares (continued)

ON THE INTERNET	www.VictoryFunds.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

41

How to Buy Shares (continued)

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

If you are purchasing Class A, Class C and Class R shares of the Funds, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

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How to Buy Shares (continued)

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into Fund shares legally available in your state. If your account falls below the minimum investment amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

43

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryFunds.com

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or by the Alternative Closing Time (whichever is earlier), your exchange will be processed the same day. Your exchange will be processed on the next business day if received after 4:00 p.m. or after the Alternative Closing Time (whichever time is earlier).

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryFunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

44

How to Exchange Shares (continued)

■  If you acquire Class A shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

45

How to Exchange Shares (continued)

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

■  Owners of Class A shares of the Core Bond Fund that had been classified as Class G shares prior to January 17, 2003, may exchange their shares for Class R shares of any Victory Fund or for Class A shares of any Victory Fund that does not offer Class R shares without paying a sales charge.

46

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 4:00 p.m. Eastern Time, the Alternative Closing Time, (if applicable), or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after 4:00 p.m. Eastern Time, the Alternative Closing Time or the close of regular trading (whichever time is earlier). You cannot redeem your shares at www.VictoryFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

47

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time, the close of trading on the NYSE or before the Alternative Closing Time (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time, the close of trading on the NYSE or after the Alternative Closing Time (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

48

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

49

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

50

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year.

Buying a Dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Ordinarily, the Funds declare and pay dividends monthly. However, a Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

You can choose how to receive your dividends and distributions when you complete the Account Application. You can have them automatically reinvested in Fund shares, deposited directly to your bank account, sent to you by check, or have them invested in a different Victory Fund. If you don't indicate a preference on your application, your dividends and distributions will all be reinvested in shares of the Fund(s).

Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

As with any investment, you should consider the tax consequences of an investment in a Fund. You should ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

51

Dividends, Distributions, and Taxes (continued)

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

52

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

Neither Fund expects to pay federal income tax on the earnings and capital gains it distributes to shareholders.

■  Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

53

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114 and serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Victory Capital Management Inc., 127 Public Square, Cleveland Ohio 44114 serves as the Administrator and Fund Accountant for the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

54

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) –The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semiannual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-TXFI-PRO (3/10)

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Hybrid Funds

Balanced Fund

Class  A  ......  SBALX

Class  C  ......  VBFCX

Class  I  ......  VBFIX

Class  R  ......  VBFGX

Investment Grade Convertible Fund

Class  A  ......  SBFCX

Class  I  ......  VICIX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Fund Summaries

Balanced Fund	1

Investment Grade Convertible Fund	7

Additional Fund Information	13

Investments	16

Risk Factors	18

Organization and Management of the Funds	22

Investing with Victory	24

Choosing a Share Class	25

Share Price	35

Important Fund Policies	36

How to Buy Shares	40

How to Exchange Shares	45

How to Sell Shares	47

Dividends, Distribution and Taxes	51

Other Service Providers	54

Financial Highlights

Balanced Fund	55

Investment Grade Convertible Fund	59

Appendix	61

Balanced Fund Summary

Investment Objective

The Fund seeks to provide income and long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.59%	2.55%	0.24%	0.63%
Total Annual Fund Operating Expense	1.19%	4.15%	0.84%	1.73%
Fee Waiver/Expense Reimbursement	0.00%	(2.15)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%	2.00%[2]	0.84%	1.73%

1Imposed on shares redeemed in the first 12 months.

2The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C shares will not exceed 2.00% until at least February 28, 2014.

1

Balanced Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class C *If you sell your shares at the end of the period.
Class C **If you do not sell your shares at the end of the period.
Class I
Class R

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

2

Balanced Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing in equity securities and fixed income securities. The Fund may invest in any type or class of security.

Under normal circumstances, the Fund will:

■  Invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock.

■  Invest at least 25% of its total assets in debt securities and preferred stocks. The debt securities in which the Fund may invest include asset backed securities, mortgage backed securities, corporate bonds and securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

■  The Fund may invest up to 5% of its net assets in credit derivatives, including credit default swaps.

■  The Fund may invest up to 5% of its net assets in high yield debt instruments (that is, debt instruments rated below investment grade).

■  The Fund may invest up to 15% of its net assets in American Depository Receipts.

See the "Investments" section for a complete description of these securities.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults. This risk is greater for any investments in below-investment-grade-rated debt.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

■  A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

For more information about the risks of investing in the Fund, please see Risk Factors at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

3

Balanced Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

4

Balanced Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes	%	%	%
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Sale of Fund Shares	%	%	%
CLASS C
Before Taxes	%	%	%[1]
CLASS I
Before Taxes	%	%[2]	N/A
CLASS R
Before Taxes	%	%	%
INDICIES
S&P 500 Index[3] Index returns reflect no deduction for fees, expenses, or taxes.	%	%	%
Lipper Balanced Fund Index[4] Index returns reflect no deduction for fees, expenses, or taxes.	%	%	%

1Performance is from March 1, 2003, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

4The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Cynthia G. Koury is a Senior Portfolio Manager and Senior Managing Director with the Adviser, and has been a portfolio manager of the Fund since November 2004.

Lawrence G. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser, and is the lead portfolio manager of the equity investments for the Fund. He has been a portfolio manager of the Fund since December 2003.

Craig E. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser and is the lead portfolio manager of the fixed income investments for the Fund. He has been a portfolio manager of the Fund since November 2007.

For more information about the adviser and the portfolio managers, please see Organization and Management at page __ of the prospectus and Advisory and Other Contracts at page ___ of the statement of additional information.

5

Balanced Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

6

Investment Grade Convertible Fund Summary

Investment Objective

The Fund seeks a high level of current income together with long-term capital appreciation.

Fund Fees and Expenses
The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page [__] of the Fund's prospectus and on page [__] of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.59%	0.29%
Total Annual Fund Operating Expense	1.34%	1.04%

7

Investment Grade Convertible Fund Summary (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Class I

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

8

Investment Grade Convertible Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities convertible into common stocks, such as convertible bonds, convertible notes, and convertible preferred stocks. The Fund may invest a portion of its assets in American Depository Receipts.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities convertible into common stock and synthetic convertible securities. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund may invest up to 20% of its net assets (as defined above) in un-rated or below-investment-grade securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds." See "Risks associated with investing in below-investment-grade securities" and the Appendix.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors."

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A company's earnings do not increase as expected.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults. This risk is greater for any investments in below investment grade rated debt.

■  The rate of inflation increases.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. In addition, the Fund is subject to the risks related to investments in below-investment-grade debt securities.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Risk Factors at page [_] of the prospectus and Investment Strategies at page [_] of the statement of additional information.

9

Investment Grade Convertible Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

10

Investment Grade Convertible Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A1
Before Taxes	%	%	%
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Sale of Fund Shares	%	%	%
CLASS I
Before Taxes	%	%[2]
INDICIES
Merrill Lynch All Investment Grade U.S. Convertibles Index[3] Index returns reflect no deduction for fees, expenses, or taxes.
Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index[4] Index returns reflect no deduction for fees, expenses, or taxes.

1  Performance data is calculated based on the current maximum sales load of 2.00%. Prior to December 31, 2002, the maximum sales load was 5.75%.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Merrill Lynch All US Investment Grade Convertible Securities Index includes convertible securities with an average rating of Baa3/BBB or higher by Moody's and/or Standard & Poor's, a minimum issue size of $50 million, and that are US-dollar denominated it is not possible to invest directly in an index.

4  The Merrill Lynch Investment Grade US Convertibles Ex Mandatory Index is an unmanaged index measuring the performance of all high investment grade (rated BBB to AAA) convertible preferred and convertible bonds of all maturities, with at least $50 million issued. The issues also must be ex-mandatory in conversion character. It is not possible to invest directly in an index.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Richard A. Janus is a Chief Investment Officer and Senior Managing Director of the Adviser, and has been a portfolio manager of the Fund since April 1996,

James K. Kaesberg is a Managing Director of the Adviser, and has been a portfolio manager of the Fund since April 1996,

Amy E. Bush is a Managing Director of the Adviser, and has been a portfolio manager of the Fund since______.

For more information about the adviser and the portfolio managers, please see Organization and Management at page __ of the prospectus and Advisory and Other Contracts at page __ of the Statement of Additional Information.

11

Investment Grade Convertible Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

12

Additional Information About the Funds

This Prospectus contains important information about the Balanced Fund and the Investment Grade Convertible Fund (each a "Fund", and together the "Funds"). Each Fund is part of the Victory Portfolios (the "Trust"), a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Funds, together with the other investment portfolios of the Trust, are collectively referred to in this Prospectus as the Victory Funds.

The following pages provide you with a separate overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

Please read this prospectus carefully before you invest and keep it for future reference. The following are some things you should keep in mind as you read this Prospectus.

Important characteristics about the Balanced Fund

In making investment decisions involving Equity Securities, the Adviser considers:

■  The growth and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides;

■  The financial condition of the company;

■  The price of the security and how that price compares to historical price levels, to current price levels in the general market, and to prices of competing companies; projected earnings estimates; and the earnings growth rate of the company;

■  Projected earnings estimates; and

■  The earnings growth rate of the company;

In making investment decisions involving Debt Securities, the Adviser considers:

■  Quality: The Fund primarily purchases investment-grade debt securities, but may invest up to 5% of its net assets in high yield debt securities. High yield securities are securities rated at B or higher by an NRSRO, or, if unrated, of equivalent credit quality. The Fund may

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

13

Additional Information About the Funds (continued)

invest in securities rated by more than one NRSRO ("dual-rated securities") provided that each NRSRO has rated the security B or higher. Included within this limit are credit derivatives that are considered high yield instruments.

■  Maturity: The average weighted maturity of the Fund's fixed income securities will range from 5 to 15 years. This range may be changed in response to changes in market conditions.

In making investment decisions involving Preferred Stock, the Adviser considers:

■  The issuer's financial strength, including its historic and current financial condition;

■  The issuer's projected earnings, cash flow, and borrowing requirements; and

■  The issuer's continuing ability to meet its obligations.

The Fund's higher portfolio turnover rate may result in higher expenses and taxable gain distributions.

Important characteristics about the Investment Grade Convertible Fund

In making investment decisions involving Convertible Securities, the Adviser considers:

The attractiveness of the underlying common stock, financial condition of the issuer including the overall credit rating (S&P or Moody's), effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

14

Additional Information About the Funds (continued)

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

If you would like to receive additional copies of any materials, please call the Victory Funds at

800-539-FUND (800-539-3863)

or please visit www.VictoryFunds.com.

15

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  U.S. Equity Securities.

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

  U.S. Government Securities.*

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

  U.S. Government Instrumentalities.*

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association ("SLMA" or Sallie Mae), The Federal Farm Credit Bank ("FFCB"), and Federal Home Loan Banks ("FHLB"). Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority ("TVA").

  Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.

16

Investments (continued)

  Convertible or Exchangeable Corporate Debt Obligations.

Debt instruments that may be exchanged or converted to other securities.

  Asset-Backed Securities.

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

  Convertible Preferred Stock.

A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

  Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Credit Default Swaps.

A swap in which one counterparty receives a premium at pre-set intervals in consideration for guaranteeing to make a specific payment should a negative credit event take place. A negative credit event occurs for the underlying reference obligation in instances of bankruptcy, insolvency, restructuring, or failure to make payment. In the event a negative credit event occurs, the buyer receives the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. In the absence of a negative credit event, the seller receives fixed payments throughout the term of the contract. A Fund may be either the buyer or the seller in a credit default swap transaction.

  Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

  ADRs.

Depositor receipts evidencing ownership of underlying securities issued by a foreign corporation which are bought and sold in the United States and typically issued by a U.S. bank or trust company.

*  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.

Derivative Instruments: Indicates an instrument whose value is linked to or derived from another security, instrument or index.

17

Risk Factors

This table, and the details that follow, describe the principal risks that you may assume as an investor in the Funds.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with active trading:

■  Active trading risk is the risk that, to the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the

	Balanced Fund	Investment Grade Convertible Fund
Market risk and manager risk	✓	✓
Active Trading Risk	✓
Equity risk	✓	✓
Debt security risk	✓	✓
Below-investment-grade security risk	✓	✓
Mortgage-related security risk	✓
Credit default swap risk	✓

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

18

Risk Factors (continued)

Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Risks associated with investing in equity securities:

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in debt securities:

■  Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

■  Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

■  Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these moneys at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

■  Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investors Service (Moody's).

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

19

Risk Factors (continued)

Risks associated with investing in below-investment-grade securities:

■  Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.

Risks associated with investing in mortgage-related securities:

■  Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

■  Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

Risks associated with investing in credit default swaps:

■  If a Fund is a buyer and no negative credit event occurs, the Fund will lose its investment and recover nothing.

20

Risk Factors (continued)

■  If a Fund is a seller and a negative credit event occurs, the Fund must pay the buyer the full notional value of the reference obligation.

■  The Fund also incurs greater risk by investing in swaps than if the Fund had invested in the obligation directly.

An investment in a Fund is not a complete investment program.

21

Organization and

Management of the Funds

Each Fund is a series of the Trust, a group of 23 distinct investment portfolios. The Trust's Board of Trustees has the overall responsibility for the management of the Funds.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2009, the Adviser and its affiliates managed assets totaling in excess of $____ billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2009, the Adviser was paid advisory fees, after waivers, based on a percentage of the average daily net assets of each Fund as follows:

Balanced Fund	0.60%
Investment Grade Convertible Fund	0.75%

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Fund's Semi-Annual Report.

Portfolio Management

Cynthia G. Koury is the portfolio manager, Lawrence G. Babin is the lead portfolio manager of the equity investments and Craig E. Ruch is the lead portfolio manager of the fixed income investments of the Balanced Fund.

Ms. Koury is a Senior Portfolio Manager and Senior Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1996.

Mr. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1982. Mr. Babin is a Chartered Financial Analyst Charter Holder.

Mr. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 2005. He is the Head of Corporate Bonds for the Adviser and is responsible for corporate bond research, corporate bond portfolio management and trading. Prior to 2005, Mr. Ruch was a portfolio manager with Credit Suisse Asset Management.

22

Organization and

Management of the Funds

(continued)

Richard A. Janus, James K. Kaesberg, and Amy E. Bush are the portfolio managers of the Investment Grade Convertible Fund.

Mr. Janus is a Chief Investment Officer and Senior Managing Director of the Adviser, and has been associated with the Adviser or its affiliates since 1977.

Mr. Kaesberg is a Portfolio Manager and Managing Director of Convertible Securities Investments for the Adviser, and has been associated with the Adviser or its affiliates since 1985.

Ms. Bush is a Director of the Adviser and has been associated with the Adviser or an affiliate since 1993.

Portfolio Managers listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

23

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of a Fund. Not all Funds offer all classes of shares and Class I and Class R shares are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A Fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative.

Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on our website at VictoryFunds.com by selecting Pricing policies, and in the SAI.

24

Choosing a Share Class

Each Fund offers Class A and Class I shares. The Balanced Fund also offers Class C and Class R shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A
■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.
■ A deferred sales charge may be imposed if you sell your shares within one year of their purchase.
■ Lower annual expenses than Class C or Class R shares.

CLASS C
■ No front-end sales charge. All your money goes to work for you right away.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.
■ Higher expenses than Class A, Class I or Class R shares.

CLASS I
■ No front-end sales charge. All your money goes to work for you right away.
■ Class I shares are only available to certain investors.
■ Lower annual expenses than Class A, Class C and Class R shares.

CLASS R ■ No front-end sales charge. All your money goes to work for you right away. ■ Class R shares are only available to certain investors. ■ Higher expenses than Class A and Class I shares.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

25

Choosing a Share Class (continued)

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Calculation of Sales Charges for Balanced
Fund — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge ("CDSC") of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Calculation of Sales Charges for Investment Grade Convertible Fund — Class A Shares

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge ("CDSC") of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

26

Choosing a Share Class (continued)

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryFunds.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges and, in some cases, eliminate the sales charges.

27

Choosing a Share Class (continued)

for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Trust.

28

Choosing a Share Class (continued)

Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A share was offered. If the Distributor pays a concession to the dealer of record, a CDSC of up to 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

  h.  Purchases of Class A shares of the Investment Grade Convertible Fund by shareholders of the Investment Grade Convertible Fund who had previously owned Class G shares.

  i.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by the Adviser.

29

Choosing a Share Class (continued)

Calculation of Sales Charges — Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Funds, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum initial investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent;

30

Choosing a Share Class (continued)

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $10,000,000;

■  Investors in selected fee based programs;

■  Current and retired Fund trustees or officers;

■  Purchases by participants in the Victory Investment Program; or

■  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

Each Fund may allow a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. For group retirement plans, the investment minimum is determined based on the aggregate amount of plan assets. Each Fund reserves the right to change the criteria for Eligible Investors and the investment minimums.

Eligibility Requirements to Purchase Class R Shares

Class R shares may only be purchased by:

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

■  IRA rollovers from such plans if a Victory Class R shares were offered; or

■  Shareholders who owned Class R shares (formerly Class G shares) on December 31, 2002.

31

Choosing a Share Class (continued)

Convertibility of Class R Shares to Class A Shares

Class R shareholders may convert their Class R shares to an equal dollar amount of Class A shares of the same Fund at any time. No front-end sales charges will be imposed on the Class A shares acquired through a conversion of Class R shares. The Adviser believes (based on an opinion from PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm) that the conversion of Class R shares of a Fund for Class A shares of the same Fund should not constitute a taxable event for federal income tax purposes.

Additional purchases of Class A shares of a Fund, other than dividend reinvestments, may be subject to a front-end sales charge. In addition, you may incur additional fees if you buy, exchange or sell shares through a broker or agent.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

32

Choosing a Share Class (continued)

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for Class C and Class R shares of the Balanced Fund.

Under the Class R Distribution and Service Plan, the Balanced Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets. The fee is paid for general distribution services, for selling Class R shares of the Fund and for providing personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, Class C shares of the Balanced Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets. Of this amount, 0.75% of the Fund's average daily net assets will be paid for general distribution services and for selling Class C shares of the Fund. The Fund will pay 0.25% of its average daily net assets to compensate financial institutions that provide personal services to their shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and

33

Choosing a Share Class (continued)

records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Balanced Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of each Fund. This share class does not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

34

Share Price

Each Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE). You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the NYSE is open.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

35

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

36

Important Fund Policies (continued)

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the Transfer Agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the Transfer Agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market

37

Important Fund Policies (continued)

timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified fund-of-fund(s).

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time.

38

Important Fund Policies (continued)

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryFunds.com, by no later than the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

39

How to Buy Shares

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed in the section "Choosing a Share Class — Eligibility Requirements to Purchase — Class I shares." All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least and $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds or an Investment Professional or intermediary by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. Purchase orders received after 4:00 p.m. Eastern Time or the close of regular trading on the NYSE, whichever time is earlier, will be processed at the share price next calculated on the following business day.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

40

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

41

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryFunds.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of

42

How to Buy Shares (continued)

each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

If you are purchasing Class A, Class C and Class R shares of the Funds, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

43

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into Fund shares legally available in your state. If your account falls below the minimum initial investment, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

44

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A or Class R shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R shares of any Victory Fund.

All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or by the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Your exchange will be processed on the next business day if received after 4:00 p.m. Eastern Time or after the close of regular trading on the NYSE, whichever time is earlier.

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryFunds.com

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryFunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Fund as a result of an exchange, you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

45

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

■  Owners of Class A shares of the Investment Grade Convertible Fund that had been classified as Class G shares prior to January 17, 2003, may exchange their shares for Class R shares of any Victory Fund or for Class A shares of any Victory Fund that does not offer Class R shares without paying a sales charge.

46

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after 4:00 p.m. or the close of regular trading. You cannot redeem your shares at www.VictoryFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

47

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

48

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

49

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

50

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Balanced Fund declares and pays dividends monthly. The Investment Grade Convertible Fund declares and pays dividends quarterly. However, a Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

You can choose how to receive your dividends and distributions when you complete the Account Application. You can have them all automatically reinvested in Fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different Fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the Fund(s) without a sales charge (if applicable).

Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

As with any investment, you should consider the tax consequences of an investment in a Fund. You should ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

51

Dividends, Distributions, and Taxes (continued)

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

52

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

Neither Fund expects to pay federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by such Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

53

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, located at 127 Public Square, Cleveland Ohio 44114 and serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Victory Capital Management Inc., 127 Public Square, Cleveland Ohio 44114 serves as the Administrator and Fund Accountant for the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

54

Appendix  Below-investment-grade Securities

Below-investment-grade debt securities are sometimes referred to as "junk bonds." Below-investment-grade securities generally offer higher yields than investment-grade securities with similar maturities, because the financial condition of the issuers may not be as strong as issuers of investment-grade securities. For this reason, below-investment-grade securities may be considered "speculative," which means that there is a higher risk that the Investment Grade Convertible Fund may lose a substantial portion or all of its investment in a particular below-investment-grade security.

The Investment Grade Convertible Fund may invest up to 20% of its "net assets" (as defined in the Fund's Risk/Return Summary) in securities rated Ba, B, Caa, or lower by Moody's and BB, B, CCC, or lower by S&P. The Fund also may purchase unrated securities with similar characteristics. Generally, the Fund will not purchase securities rated Ba or lower by Moody's or BB or lower by S&P (or similar unrated securities) unless the Adviser believes that the positive qualities of the security justify the potential risk.

The following summarizes the characteristics of some of the below-investment-grade ratings of Moody's and S&P:

Moody's:

Ba-rated securities have "speculative elements" and "their future cannot be considered as well-assured." The protection of interest and principal payments "may be very moderate, and thereby not well safeguarded."

B-rated securities "generally lack characteristics of the desirable investment," and the likelihood of payment of interest and principal over the long-term "may be small."

Caa-rated securities are of "poor standing." These securities may be in default or "there may be present

61

Appendix (continued)

elements of danger" with respect to principal or interest.

Ca-rated securities "are speculative in a high degree."

S&P:

BB-rated securities and below are regarded as "predominantly speculative." BB-rated securities have less near-term potential for default than other securities, but may face "major ongoing uncertainties" to economic factors that may result in failure to make interest and principal payments.

B-rated securities have "a greater vulnerability to default" but have the current ability to make interest and principal payments.

CCC-rated securities have a "currently identifiable vulnerability to default."

CC-rated securities may be used to cover a situation where "a Bankruptcy petition has been filed, but debt service payments are continued."

See the SAI for more information about ratings.

62

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63

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64

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67

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68

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) –The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semiannual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-HYBD-PRO (3/10)

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Money Market Funds

Federal Money Market Fund

Investor Shares  ......  SBFXX

Select Shares  ......  SBSXX

Institutional Money Market Fund

Investor Shares  ......  VICXX

Select Shares  ......  VISXX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Fund Summaries

Federal Money Market Fund	1

Institutional Money Market Fund	6

Additional Fund Information	11

Investments	14

Risk Factors	16

Organization and Management of the Funds	17

Investing with Victory	18

Share Price	19

Important Fund Policies	20

How to Buy Shares	24

How to Exchange Shares	28

How to Sell Shares	30

Dividends, Distribution and Taxes	34

Other Service Providers	38

Financial Highlights

Federal Money Market Fund	39

Institutional Money Market Fund	41

Federal Money Market Fund
Summary

Investment Objective

The investment objective of the Fund is to provide high current income to the extent consistent with preservation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Investor Shares	Select Shares
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%	0.24%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Select Shares)	0.23%	0.48%
Total Fund Operating Expenses	0.47%	0.72%

1

Federal Money Market Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares
Select Shares

2

Federal Money Market Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund also can invest in repurchase agreements collateralized by these securities.

Under normal circumstances, the Fund invests in:

■  Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government.

■  Obligations of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Student Loan Marketing Association (SLMA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Tennessee Valley Authority (TVA), Resolution Funding Corporation (REFCORP) and Federal Agricultural Mortgage Association (FAMC).

■  Repurchase agreements collateralized by any of the above securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in these instruments. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including "wholly owned Government corporations" enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

3

Federal Money Market Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Investor Shares

Highest

Lowest

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
Investor Shares	1.90%	3.07%	3.27%
Select Shares	1.64%	2.81%	3.01%

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryFunds.com and select Money Market Funds under Daily Prices.

4

Federal Money Market Fund (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

5

Institutional Money Market Fund
Summary

Investment Objective

The investment objective of the Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Investor Shares	Select Shares
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%	0.19%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Select Shares)	0.23%	0.48%
Total Fund Operating Expenses	0.42%	0.67%

6

Institutional Money Market Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares
Select Shares

7

Institutional Money Market Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by primarily investing in short-term, high-quality debt instruments.

Under normal circumstances, the Fund primarily invests in:

■  Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks.

■  Short-term corporate obligations, such as commercial paper, notes, and bonds.

■  Repurchase agreements.

■  Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

■  Securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by certain U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities.

■  When-issued or delayed-delivery securities.

■  Eurodollar debt obligations.

Principal Risks

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An issuer defaults on its obligation.

■  An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

■  Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

The principal risks summarized above are more fully described in "Risk Factors."

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The volatility of the credit markets experienced in recent period may negatively affect the value and liquidity of the high-quality securities of certain issuers, including special investment vehicles, that the Fund may hold. The Adviser continuously monitors the Fund's portfolio for the affects of volatility.

8

Institutional Money Market Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Investor Shares

Highest

Lowest

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
Investor Shares
Select Shares

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryFunds.com and select Money Market Funds under Daily Prices.

9

Institutional Money Market Fund (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

10

Additional Information About the Funds

This Prospectus contains important information about the Federal Money Market Fund and the Institutional Money Market Fund (each a "Fund", and together the "Funds"). Each Fund is part of the Victory Portfolios (the "Trust"), a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Funds, together with the other investment portfolios of the Trust, are collectively referred to in this Prospectus as the Victory Funds.

This Prospestus provides you with separate overviews of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will best suit your risk tolerance and investment needs.

Please read this Prospectus carefully before you invest and keep it for future reference.

Victory Capital Management Inc., which we will refer to as the Adviser throughout this Prospectus, manages the Funds.

Important characteristics about the Federal Money Market Fund

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in U.S. government securities, including those issued by agencies and instrumentalities of the U.S. government. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

11

Additional Information About the Funds (continued)

Important characteristics about the Institutional Money Market Fund

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's, Fitch, Inc., or Moody's Investors Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

12

Additional Information About the Funds (continued)

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

If you would like to receive additional copies of any materials, please call the Victory Funds at

800-539-FUND (800-539-3863)

or please visit www.VictoryFunds.com.

13

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  Bankers' Acceptances.

Negotiable drafts or bills of exchange, in which a bank unconditionally agrees to pay the face value of the instrument upon maturity.

  Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

  Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

  Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

  Short-Term Corporate Obligations.

Bonds issued by corporations and other business organizations to finance their short-term credit needs.

  Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

  Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.

*  U.S. Government Securities.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

14

Investments (continued)

  Mortgage-Backed Securities.

Instruments secured by a mortgage or pools of mortgages.

■  U.S. Government. Issued or guaranteed by the U.S. government or its agencies and instrumentalities;

■  Non-U.S. Government. Secured by non-government entities.

  Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

*  U.S. Government Instrumentalities.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association ("SLMA" or Sallie Mae), The Federal Farm Credit Bank ("FHCB"), and Federal Home Loan Banks ("FHLB"). Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority ("TVA").

  When-Issued and Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

  Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.

F  Variable & Floating Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Funds consider these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.

  Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

*  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

F  Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

15

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

Each Fund is subject to the principal risks described below.

General risks:

■  Market risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

Risks associated with investing in debt securities:

■  Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

■  Adjustable rate security risk. The market price of an adjustable rate security may fall below its cost.

■  Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner.

■  Interest rate risk. If interest rates rapidly rise, the decline in value could cause the share price to decline below $1.00 and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Repurchase agreement risk:

■  If the seller were to default or become insolvent, the Fund would suffer a loss if the proceeds of the sale of the underlying security were less than the repurchase price, or if the disposition of the security is delayed.

An investment in a Fund is not a complete investment program.

16

Organization and

Management of the Funds

Each Fund is a series of the Trust, a group of 23 distinct investment portfolios. The Trust's Board of Trustees has the overall responsibility for the management of the Funds.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2009, the Adviser and its affiliates managed assets totaling in excess of $____ billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 2009, the Adviser was paid an advisory fee, at an annual rate based on a percentage of the average daily net assets of each Fund, as shown in the following table:

Federal Money Market Fund
Institutional Money Market Fund

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Funds' Semi-Annual Report.

17

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

18

Share Price

Each Fund usually calculates its share price, called its NAV, each business day at 5:00 p.m. Eastern Time. You may buy, exchange and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the Federal Reserve Bank of Cleveland, the New York Stock Exchange (NYSE), and the bond market are open. Either Fund may calculate its NAV earlier than 5:00 p.m. Eastern Time, however, if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers close before 5:00 p.m. (the Alternative Closing Time).

On any business day when the SIFMA recommends that the securities markets close before 5:00 p.m., each Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If a Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

Each Fund's performance can be found daily at www.VictoryFunds.com and once a week in The Wall Street Journal and other newspapers.

19

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

20

Important Fund Policies (continued)

Shareholder Servicing Plan

Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Select Shares of the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets of this class. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Account features and services may differ for accounts not held directly with the Fund. Check with your Investment Professional.

Distribution Plan

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Investor and Select Shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred

For historical expense information, see the financial highlights at the end of this Prospectus.

21

Important Fund Policies (continued)

to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

22

Important Fund Policies (continued)

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryFunds.com, no later than the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

23

How to Buy Shares

You can buy shares in a number of different ways. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $1,000,000. The minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances.

When you buy shares of a Fund, your cost will normally be $1.00 per share.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from a Fund and your investment is received in good order and accepted by the earlier of 5:00 p.m. Eastern Time or the Alternative Closing Time, your purchase will be processed on the same day. Purchase orders received after 5:00 p.m. Eastern Time or after the Alternative Closing Time, whichever time is earlier, will be processed at the share price next calculated on the following business day.

Investor shares are available to certain institutions or individuals that meet minimum investment requirements, and are not subject to a shareholder servicing fee. Select shares are available through certain financial institutions that provide additional services to their customers who are shareholders of a Fund.

Make your check payable to: The Victory Funds

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

24

How to Buy Shares (continued)

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

ON THE INTERNET	www.VictoryFunds.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

25

How to Buy Shares (continued)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

The Systematic Investment Plan is not available to shareholders of the Institutional Money Market Fund or new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Investment Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from your bank account and invest it in shares of the Federal Money Market Fund.

Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

26

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into Fund shares legally available in your state. If your account falls below the minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

27

How to Exchange Shares

You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange Class A or Class R Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received in good order and accepted by 5:00 p.m. Eastern Time or the Alternative Closing Time (if applicable), your exchange will be processed the same day. Your exchange will be processed on the next business day if received after 5:00 p.m. Eastern Time or after the Alternative Closing Time, whichever time is earlier.

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryFunds.com

You can exchange shares of a fund by calling 800-539-FUND, at www.VictoryFunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you exchange into a Fund with a sales charge, you pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

28

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

29

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your request is received in good order by 5:00 p.m. Eastern Time, the Alternative Closing Time (if applicable), or the close of trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. You cannot redeem your shares at www.VictoryFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has

30

How to Sell Shares (continued)

changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 5:00 p.m. Eastern Time or the Alternative Closing Time (if applicable), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 5:00 p.m. Eastern Time or the Alternative Closing Time (if applicable). It will be transferred by ACH as long as the transfer is to a domestic bank.

  CHECK WRITING
(Federal Money Market Fund only)

Shareholders of the Federal Money Market Fund may sell their Fund shares by writing a check for $100.00 or more. The check writing feature is not offered to new shareholders of the Federal Money Market Fund. There is no charge for checks; however, you will pay a charge to stop payment of a check or if a check is returned for insufficient funds. Shares continue to earn daily dividends until checks are presented for payment. You may not close your account by writing a check. You should call the Fund for a complete redemption.

31

How to Sell Shares (continued)

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is not available to shareholders of the Institutional Money Market Fund or to new shareholders of the Federal Money Market Fund. If you have previously activated the Systematic Withdrawal Plan, the Transfer Agent will automatically withdraw a fixed amount ($25 or more) from the Federal Money Market Fund. You must have an account value of $5,000 or more to start withdrawals.

If you previously activated this feature, we will send monthly, quarterly, semi-annual, or annual payments to you or the person you designate. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an

32

How to Sell Shares (continued)

emergency prevents the sale or valuation of a Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

33

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

34

Dividends, Distributions, and Taxes (continued)

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

35

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

Neither Fund expects to pay federal income tax on the earnings and capital gains it distributes to shareholders.

■  Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  A Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

36

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

■  Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

37

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114 and serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Victory Capital Management Inc., 127 Public Square, Cleveland Ohio 44114 serves as the Administrator and Fund Accountant for the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

38

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) –The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semiannual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-FIMMF-PRO (3/10)

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Money Market Funds

Prime Obligations Fund

Class  A  ......  SPOXX

Financial Reserves Fund

Class  A  ......  FNRXX

Government
Reserves Fund

Trust Shares  ......  VGGXX

Select Shares  ......  GMUXX

Tax-Free
Money Market Fund

Class  A  ......  STOXX

Ohio Municipal
Money Market Fund

Class  A  ......  AOHXX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Fund Summaries

Prime Obligations Fund	1

Financial Reserves Fund	6

Government Reserves Fund	11

Tax-Free Money Market Fund	16

Ohio Municipal Money Market Fund	21

Additional Fund Information	25

Investments	29

Risk Factors	32

Organization and Management of the Funds	34

Investing with Victory	35

Share Price	36

Important Fund Policies	37

How to Buy Shares	41

How to Exchange Shares	47

How to Sell Shares	49

Dividends, Distribution and Taxes	53

Other Service Providers	57

Financial Highlights

Prime Obligations Fund	58

Financial Reserves Fund	59

Government Reserves Fund	60

Tax-Free Money Market Fund	62

Ohio Municipal Money Market Fund	63

Prime Obligations Fund Summary

Investment Objective

The Fund seeks to provide current income consistent with liquidity and stability of principal.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.51%
Total Annual Fund Operating Expenses	0.86%

1

Prime Obligations Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A

2

Prime Obligations Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in short-term, high-quality debt instruments.

Under normal market conditions, the Fund invests in:

■  Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

■  Short-term corporate obligations, such as commercial paper, notes, and bonds.

■  Repurchase agreements.

■  Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

■  U.S. government securities.

■  When-issued or delayed-delivery securities.

■  Eurodollar debt obligations.

Principal Risks

The principal risks summarized below are more fully described in "Risk Factors."

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An issuer defaults on its obligation.

■  An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

■  Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The volatility of the credit markets experienced in recent period may negatively affect the value and liquidity of the high-quality securities of certain issuers, including special investment vehicles, that the Fund may hold. The Adviser continuously monitors the Fund's portfolio for the affects of volatility.

3

Prime Obligations Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest

Lowest

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
CLASS A

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryFunds.com and select Money Market Funds under Daily Prices.

4

Prime Obligations Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

5

Financial Reserves Fund Summary

Note: This Fund is only available to certain financial institutions. See "How to Buy Shares."

Investment Objective

The Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses[2]	0.23%
Total Annual Fund Operating Expenses	0.73%

2Although the Fund has a Shareholder Servicing Plan that imposes an annual fee of 0.25%, the Fund has no intention of paying such fee.

6

Financial Reserves Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A

7

Financial Reserves Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

Under normal market conditions, the Fund invests in:

■  Negotiable certificates of deposit, time deposits, and bankers' acceptances issued by U.S. banks and U.S. branches of foreign banks.

■  Short-term corporate obligations, such as commercial paper, notes, and bonds.

■  Repurchase agreements.

■  Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

■  U.S. government securities.

■  When-issued or delayed-delivery securities.

■  Eurodollar debt obligations.

Principal Risks

The principal risks summarized below are more fully described in "Risk Factors."

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  An issuer defaults on its obligation.

■  An agency or instrumentality defaults on its obligation and the agency or the U.S. government does not provide financial support.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

■  Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The volatility of the credit markets experienced in recent period may negatively affect the value and liquidity of the high-quality securities of certain issuers, including special investment vehicles, that the Fund may hold. The Adviser continuously monitors the Fund's portfolio for the affects of volatility.

8

Financial Reserves Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest

Lowest

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
CLASS A

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryFunds.com and select Money Market Funds under Daily Prices.

9

Financial Reserves Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

10

Government Reserves Fund Summary

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Trust Shares	Select Shares
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Select Shares)	0.22%	0.46%
Total Annual Fund Operating Expenses	0.62%	0.86%

11

Government Reserves Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Trust Shares
Select Shares

12

Government Reserves Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing only in certain securities issued or guaranteed by the U.S. government, its agencies and/or instrumentalities, and repurchase agreements backed by these securities. Securities issued by U.S. government instrumentalities are supported only by the credit of the federal instrumentality. See the "Investments" section for a description of these securities. The Fund intends to invest primarily, and may invest exclusively, in these obligations of U.S. government instrumentalities either directly or through repurchase agreements. Unless circumstances warrant otherwise, the Fund will invest in securities whose interest payments are exempt from state and local taxes.

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term U.S. government debt instruments. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The Fund expects to invest substantially all of its assets in the instruments described above. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Fund will limit its investments to those obligations and securities enumerated in 12 U.S.C. section 1757 (7)(B) and (E) of the United States Code as permissible investments by federal credit unions (including "wholly owned Government corporations" enumerated in 31 U.S.C. section 9101(3), and as interpreted by 12 C.F.R. Part 703).

Principal Risks

The principal risks summarized below are more fully described in "Risk Factors."

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  The market value of floating or variable rate securities falls to the extent that the Fund's share price declines below $1.00.

■  An agency or instrumentality defaults on its obligation and the U.S. government does not provide financial support. The Fund may be more seriously affected by such an event because it may concentrate its investments in the obligations of a small number of instrumentalities.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

13

Government Reserves Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Select Shares

Highest/lowest quarterly results during this time period were:

Highest

Lowest

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years (or Life of Fund)
SELECT SHARES
TRUST SHARES

1Performance is from October 15, 2001, inception date of Trust Shares.

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryFunds.com and select Money Market Funds under Daily Prices.

14

Government Reserves Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

15

Tax-Free Money Market Fund Summary

Investment Objective

The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.47%
Total Annual Fund Operating Expenses	0.82%

16

Tax-Free Money Market Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A

17

Tax-Free Money Market Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term, high-quality municipal securities issued by or on behalf of U.S. states, territories, and possessions.

Under normal circumstances, the Fund invests in:

■  Short-term municipal obligations such as commercial paper, notes, and bonds.

■  Tax, revenue, and bond anticipation notes.

■  Variable rate demand notes and municipal bonds, and participation interests in any of these obligations.

Under normal circumstances, the Fund will invest at least 80% of its net assets in short-term instruments, the interest on which is exempt from federal income tax (including the alternative minimum tax). The Fund will not change this policy except with shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

Principal Risks

The principal risks summarized below are more fully described in "Risk Factors."

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A municipality or instrumentality defaults on its obligation or its securities are downgraded.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  Adverse events affecting the banking industry cause the value of the Fund's investments guaranteed by banks to decline.

■  Political, economic, business or regulatory events occur in a city or state causing the value of that municipality's securities to decline.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

18

Tax-Free Money Market Fund (continued)

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest

Lowest

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
CLASS A

The "seven-day yield" is an annualized figure — the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 800-539-FUND (800-539-3863) or visit www.VictoryFunds.com and select Money Market Funds under Daily Prices.

19

Tax-Free Money Market Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

20

Ohio Municipal Money Market Fund Summary

Investment Objective

The Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.47%
Total Annual Fund Operating Expenses	0.92%

21

Ohio Municipal Money Market Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A

22

Ohio Municipal Money Market Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing in short-term municipal securities.

Under normal circumstances, the Fund invests in:

■  Short-term municipal obligations, such as commercial paper, notes, and bonds.

■  Tax, revenue, and bond anticipation notes.

■  Variable rate demand notes, municipal bonds, and participation interests in any of the above obligations.

Under normal circumstances, the Fund will invest its assets in short-term instruments so that at least 80% of the income it distributes will be exempt from federal regular income tax and Ohio state income tax. (Federal regular income tax does not include the individual or corporate federal alternative minimum tax.) The Fund will not change this policy except with shareholder approval. The Fund expects to invest substantially all of its assets in these instruments.

Principal Risks

The principal risks summarized below are more fully described in "Risk Factors."

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  A municipality or instrumentality defaults on its obligation or its securities are downgraded.

■  The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

■  Interest rates rise rapidly, causing the Fund's investment securities to decline in value and the Fund's share price to decline below $1.00.

■  Interest rates decline, resulting in a lower yield for the Fund.

■  There is a significant decline in the value of an investment.

■  Adverse events affecting the banking industry cause the value of Fund's investments guaranteed by banks to decline.

■  Political, economic, business or regulatory events occur in Ohio causing the value of Ohio municipal securities to decline. The Fund could be more susceptible to economic, political, or credit risks than a fund that invests in a more diversified geographic area. The SAI explains the risks specific to investments in Ohio securities.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

23

Ohio Municipal Money Market Fund Summary (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

24

Additional Information About the Funds

This Prospectus contains important information about the Prime Obligations Fund, Financial Reserves Fund, Government Reserves Fund, Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund (each a "Fund", and together the "Funds"). Each Fund is part of the Victory Portfolios (the "Trust"), a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Funds, together with the other investment portfolios of the Trust, are collectively referred to in this Prospectus as the Victory Funds.

Please read this prospectus carefully before you invest.

Important characteristics about the Prime Obligations Fund

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Some additional information you should know about the Funds.

25

Additional Information About the Funds (continued)

Important characteristics about the Financial Reserves Fund

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

The Fund is only available to certain institutions or individuals that meet minimum investment requirements and have trust or advisory accounts set up through KeyCorp or its affiliates.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Important characteristics about the Government Reserves Fund

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in securities that are issued or guaranteed by the U.S. government, including those issued or guaranteed by agencies and instrumentalities of the U.S. government, and repurchase agreements backed by these securities. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

26

Additional Information About the Funds (continued)

Important characteristics about the Tax-Free Money Market Fund

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

Important characteristics about the Ohio Municipal Money Market Fund

Important characteristics of the Fund's investments:

■  Quality: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

27

Additional Information About the Funds (continued)

Share Classes

The Fund currently offers only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield and effective yield of a Fund, and the average annual total return of a Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the "Investment Performance" section in the Prospectus for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, a Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

Fees and Expenses

No load or sales commission is charged to investors in the Funds. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in a Fund's expense ratio. See "Investing with Victory." The Government Reserves Fund offers two classes of shares: Trust shares and Select shares. Each other Fund offers Class A shares.

28

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions to achieve their investment objectives. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

The Funds may invest in the following types of securities:

  Bankers' Acceptances.

Negotiable drafts or bills of exchange, in which a bank unconditionally agrees to pay the face value of the instrument upon maturity.

  Commercial Paper.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

  Certificates of Deposit.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

  Master Demand Notes.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

  Short-Term Funding Agreements.

Similar to guaranteed investment contracts, or "GIC's", and issued by insurance companies. A Fund invests cash for a specified period and guaranteed amount of interest as stated in the contract.

  Revenue Bonds.

Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.

  General Obligation Bonds.

Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.

  Tax, Revenue, and Bond Anticipation Notes.

Issued in expectation of future revenues.

29

Investments (continued)

  Time Deposits.

Non-negotiable deposits in banks that pay a specified rate of interest over a set period of time.

  U.S. Government Securities.*

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

  Eurodollar Obligations.

Obligations of foreign branches of U.S. banks and domestic branches of foreign banks.

  Corporate Debt Obligations.

Debt instruments issued by corporations. They may be secured or unsecured.

  Municipal Lease Obligations.

Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.

  Certificates of Participation.

A certificate that states that an investor will receive a portion of the lease payments from a municipality.

  U.S. Government Instrumentalities.*

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank (FFCB), and Federal Home Loan Banks (FHLB). Certain instrumentalities are "wholly owned Government corporations," such as the Tennessee Valley Authority (TVA).

  When-Issued and
Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of a Fund.

30

Investments (continued)

  Repurchase Agreements.

An agreement involving a Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.

  Tax Preference Items.

Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."

  Industrial Development Bonds and Private Activity Bonds.

Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.

F Variable & Floating
Rate Securities.

The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Funds consider these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.

  Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

F Demand Features, or "Puts."

Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer may obtain either a stand-by or direct pay letter of credit or guarantee from banks as backup.

*  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC, and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly owned Government corporations.

F  Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

31

Risk Factors

The following describes the principal risks that you may assume as an investor in the Funds.

Except as noted, each Fund is subject to the principal risks described below.

General risks:

■  Manager risk is the risk that a Fund's portfolio manager may implement the Fund's investment strategy in a way that does not produce the intended result.

Risks associated with investing in debt securities:

■  Income risk. Declines in the general level of short-term interest rates cause a Fund's income, and thus its total return, to decline.

■  Adjustable rate security risk. The market price of an adjustable rate security may fall below its cost.

■  Credit risk. The issuer of a debt security may fail to pay interest or principal in a timely manner. Credit risk is measured by NRSROs such as Standard & Poor's (S&P), Fitch, Inc., or Moody's Investor Service (Moody's).

■  Interest rate risk. If interest rates rapidly rise, the decline in value of portfolio securities could cause the share price to decline below $1.00, and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.

Repurchase agreement risk:

■  If the seller were to default or become insolvent, the Fund would suffer a loss if the proceeds of the sale of the underlying security were less than the repurchase price, or if the disposition of the security is delayed.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

32

Risk Factors (continued)

Risks associated with investing in municipal debt securities

(Tax-Free Money Market Fund and Ohio Municipal Money Market Fund only):

■  Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

Concentration risks

(Ohio Municipal Money Market Fund only):

■  Concentration risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in the Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security could also affect other securities within that particular segment of the bond market.

An investment in a Fund is not a complete investment program.

33

Organization and

Management of the Funds

Each Fund is a series of the Trust, a group of 23 distinct investment portfolios. The Trust's Board of Trustees has the overall responsibility for the management of the Funds.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Victory Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2009, the Adviser managed assets totaling in excess of $____ billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 2009, the Adviser was paid an advisory fee at an annual rate based on a percentage of the average daily net assets of each Fund, as shown in the following table:

Prime Obligations Fund
Financial Reserves Fund
Government Reserves Fund
Tax-Free Money Market Fund
Ohio Municipal Money Market Fund

A discussion of the Boards considerations in approving the Advisory Agreement is included in the Fund's Semi-Annual Report.

34

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with Victory. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of the Funds.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

35

Share Price

The Ohio Municipal Money Market Fund and the Tax Free Money Market Fund normally calculates their share prices, called the NAV, each business day at 10:00 a.m. Eastern Time. Each other Fund normally calculates its NAV each business day at 2:00 p.m. Eastern Time. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the Federal Reserve Bank of Cleveland, the New York Stock Exchange, Inc. (NYSE), and the bond market are open.

The Ohio Municipal Money Market Fund and the Tax Free Money Market Fund may calculate their NAV earlier than 10:00 a.m. Eastern Time, however, if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers close before 10:00 a.m. (the Alternative Closing Time). Each other Fund may calculate its NAV earlier than 2:00 p.m. Eastern Time if SIFMA recommends that government securities dealers close before 2:00 p.m. (the Alternative Closing Time).

On any business day when SIFMA recommends that the securities markets close early, each Fund reserves the right to refuse any purchase or redemption order received after the SIFMA recommended Alternative Closing Time.

If a Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. Each Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

Each Fund's performance can be found daily at www.VictoryFunds.com and once a week in The Wall Street Journal or other newspapers, or media outlets.

36

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

37

Important Fund Policies (continued)

Portfolio Holdings Disclosure

Each Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Funds send reports to their existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Funds' website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

Each Fund also discloses its complete portfolio holdings each calendar quarter on the Funds' website, www.VictoryFunds.com, no later than the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Funds' portfolio holdings.

38

Important Fund Policies (continued)

Account features and services may differ for shares not held directly with the Fund. Check with your Investment Professional.

For historical expense information, see the financial highlights at the end of this Prospectus.

Shareholder Servicing Plan

The following Funds have adopted a Shareholder Servicing Plan:

■  Prime Obligations Fund, Class A Shares

■  Financial Reserves Fund, Class A Shares

■  Government Reserves Fund, Select Shares

■  Tax-Free Money Market Fund, Class A Shares

■  Ohio Municipal Money Market Fund, Class A Shares

Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, each such Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. These Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. These Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

Victory has adopted a Rule 12b-1 Distribution and Service Plan for Class A Shares of the Financial Reserves Fund and the Ohio Municipal Money Market Fund and Trust Shares and Select Shares of the Government Reserves Fund. These share classes do not make any payments under this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service

39

Important Fund Policies (continued)

providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

40

How to Buy Shares

When you buy shares of a Fund, your cost will normally be $1.00 per share.

When you invest through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account for Class A or Select shares of a Fund, except for the Financial Reserves Fund, is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. These minimums do not apply to shares purchased through cash sweep programs or Victory Simple IRAs. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account, or for additional investments in, a Victory Simple IRAs.

You can send in your payment by check, wire transfer, exchange from another Victory Fund or through arrangements with your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If you buy shares directly from a Fund and your investment is received in good order and accepted by the Funds, or an Investment Professional or other intermediary, by the earlier of 2:00 p.m. Eastern Time (10:00 a.m. Eastern Time with respect to the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund) or the Alternative Closing Time (whichever time is earlier), your purchase order will be processed the same day. Purchase orders not received in time to be processed the same day will be

41

How to Buy Shares (continued)

processed at the share price next calculated on the following business day.

The Financial Reserves Fund is only available to certain financial institutions that meet minimum investment requirements and have trust or advisory accounts set up through KeyBank or its affiliates. The Government Reserves Fund offers Trust shares in addition to Select shares. Trust shares are available to accounts for which KeyBank (or its affiliates), as a fiduciary, has sole or shared investment responsibility.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

42

How to Buy Shares (continued)

Keep these addresses handy for purchases, exchanges, or redemptions.

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o CITI TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

43

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryFunds.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House ("ACH"). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Fund does not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account

44

How to Buy Shares (continued)

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), and then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

45

How to Buy Shares (continued)

Retirement Plans

You can use a Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation. Generally, Funds that pay tax-free dividends are not appropriate investments for retirement accounts.

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into Fund shares legally available in your state. If your account falls below the minimum investment amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

46

How to Exchange Shares

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryFunds.com

You may exchange shares of one Victory Fund for shares of the same class of any other. You may also exchange your Class A or Select Shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A or Class R Shares of any Victory Fund. All exchanges are subject to the conditions described below. If your exchange request is received in good order and accepted by the Funds, or by an Investment Professional or other intermediary, by the earlier of 2:00 p.m. Eastern Time (10:00 a.m. Eastern Time with respect to the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund) or the Alternative Closing Time (whichever time is earlier), your purchase order will be processed the same day. Purchase orders not received in time to be processed the same day will be processed at the share price next calculated on the following business day.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryFunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you exchange into a Fund with a sales charge, you pay the percentage-point difference between that Fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging.

47

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. A Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

48

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

Your request to redeem shares will be processed on the same day if it is received in good order and accepted by the Funds by the earlier of 2:00 p.m. Easter Time (10:00 a.m. Eastern Time with respect to the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund) or the Alternative Closing Time (whichever time is earlier). Redemption orders not received in time to be processed the same day will be processed on the following business day. You cannot redeem your shares at www.VictoryFunds.com.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

49

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If your call is received by 2:00 p.m. Eastern Time (10:00 a.m. Eastern Time with respect to the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund) or the Alternative Closing Time (if applicable), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 2:00 p.m. Eastern Time (10:00 a.m. Eastern Time with respect to the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund). It will be transferred by ACH as long as the transfer is to a domestic bank.

50

How to Sell Shares (continued)

  CHECK WRITING

Shareholders of the following Funds may withdraw funds by writing a check for $100.00 or more:

■  Prime Obligations Fund

■  Government Reserves Fund (Select Shares only)

■  Tax-Free Money Market Fund

■  Ohio Municipal Money Market Fund

In order to activate the check writing option on your account, you must sign a signature card. After your completed signature card is received, an initial supply of checks will be mailed to you in about three weeks. There is no charge for checks; however, you will be charged for stopping payment of a check or for insufficient funds. You may not close your account by writing a check. You should call the Fund for a complete redemption. Please call 800-539-FUND to request a signature card or download the form by clicking on "Access Accounts, Victory Funds, General Forms" on www.VictoryFunds.com. A signature card is also included as part of the Account Application.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum,

51

How to Sell Shares (continued)

we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of its net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

52

Dividends, Distributions, and Taxes

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

Your choice of distribution should be set up on the original account application. If you would like to change the option you selected, please call 800-539-FUND.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, a Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund declares dividends daily and pays them monthly. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional to find out if the following options are available to you.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

53

Dividends, Distributions, and Taxes (continued)

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Fund of the Victory Funds. If you reinvest your distributions in a different Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, your Fund will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

54

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

No Fund expects to pay federal income tax on the earnings and capital gains it distributes to shareholders.

■  Dividends from a Fund's net income and short-term capital gains are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gain.

■  Certain dividends from the Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund will be "exempt-interest dividends," which generally are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They also may be subject to state and local taxes.

■  Dividends from a Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from your Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

55

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

56

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114 and serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Victory Capital Management Inc., 127 Public Square, Cleveland Ohio 44114 serves as the Administrator and Fund Accountant for the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

57

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) –The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semiannual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-MMMF-PRO (3/10)

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Tax-Exempt
Fixed Income Funds

National Municipal
Bond Fund

Class  A  ......  VNMAX

Ohio Municipal
Bond Fund

Class  A  ......  SOHTX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Fund Summaries

National Municipal Bond Fund	1

Ohio Municipal Bond Fund	7

Additional Fund Information

Investments	17

Risk Factors	19

Investing with Victory

Organization and Management of the Funds	23

Choosing a Share Class

Share Price	30

Important Fund Policies	32

How to Buy Shares	36

How to Exchange Shares	41

How to Sell Shares	43

Dividends, Distributions, and Taxes	47

Other Service Providers	51

Financial Highlights

National Municipal Bond Fund	52

Ohio Municipal Bond Fund	53

National Municipal Bond Fund
Summary

Investment Objective

The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page __ of the Fund's prospectus and on page __ of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (expenses that you pay each ear as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.50%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	1.07%

1Acquired fund fees and expenses, fees and expenses of investment companies in which the Fund invests and indirectly incurred by the Fund, are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights.

1

National Municipal Bond Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

2

National Municipal Bond Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

■  Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

■  Zero coupon, tax, revenue, and bond anticipation notes; and

■  Tax-exempt commercial paper.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of various states or municipalities, the interest on which is exempt from federal income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund is subject to the following principal risks, more fully described in "Risk Factors."

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

Economic or political events take place in a state which make the market value of that state's obligations decline; The market value of the securities acquired by the Fund declines. The portfolio manager does not execute the Fund's principal investment strategies effectively; Interest rates rise; An issuer's credit quality is downgraded or an issuer defaults on its securities; The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities; The rate of inflation increases; and The average life of a mortgage-related security is shortened or lengthened.

The Fund primarily invests in municipal securities from several states, rather than from a single state. The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund also is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Risk Factors at page 12 of the prospectus and Investment Strategies at page [_] of the statement of additional information.

3

National Municipal Bond Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

4

National Municipal Bond Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
CLASS A1
Before Taxes	%	%	%
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Sale of Fund Shares	%	%	%
Barclays Capital 7-Year Municipal Bond Index[2] Index returns reflect no deduction for fees, expenses, or taxes.	%	%	%

1Performance for the Class A shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

2The Barclays Capital 7-Year Municipal Bond Index, formerly known as the Lehman Brothers 7-Year Municipal Bond Index, is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index. It is not possible to invest directly in an index.

Management of the Fund

Investment Adviser:

Victory Capital Management Inc.

Portfolio Managers:

Paul A. Toft is senior portfolio manager and a Managing Director of the Adviser. He has been portfolio manager of the Fund since 1994.

Sean M. Roche is a Managing Director of the Adviser and has been portfolio manager of the Fund since March 2005.

For more information about the adviser and the portfolio managers, please see Organization and Management at page __ of the prospectus and Advisory and Other Contracts at page __ of the Statement of Additional Information.

5

National Municipal Bond Fund (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

6

Ohio Municipal Bond Fund
Summary

Investment Objective

The Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page __ of the Fund's prospectus and on page __ of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.55%
Distribution (12b-1) Fees	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%)	0.46%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	1.03%

1Acquired fund fees and expenses, fees and expenses of investment companies in which the Fund invests and indirectly incurred by the Fund, are not included in the Fund's Financial Highlights disclosed later in this Prospectus. Therefore, the Total Fund Operating Expenses stated above do not correlate to the ratio of expenses to average net assets that appears in the Fund's Financial Highlights.

7

Ohio Municipal Bond Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

8

Ohio Municipal Bond Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in:

■  Municipal securities, including mortgage-related securities, with fixed, variable, or floating interest rates;

■  Zero coupon, tax, revenue, and bond anticipation notes; and

■  Tax-exempt commercial paper.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of the state of Ohio or its municipalities, or other jurisdictions such as Puerto Rico, the interest on which is exempt from federal and Ohio state income tax. Federal income taxation includes the alternative minimum tax. The Fund will not change this policy without shareholder approval. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in "Risk Factors."

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

Economic or political events take place in Ohio which make the market value of Ohio obligations decline; The market value of the securities acquired by the Fund declines; The portfolio manager does not execute the Fund's principal investment strategies effectively; Interest rates rise; An issuer's credit quality is downgraded or an issuer defaults on its securities; The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities; The rate of inflation increases; or The average life of a mortgage-related security is shortened or lengthened.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Risk Factors at page 12 of the prospectus and Investment Strategies at page [_] of the statement of additional information.

9

Ohio Municipal Bond Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest

Lowest

10

Ohio Municipal Bond Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years	10 Years
CLASS A1
Before Taxes	%	%	%
After Taxes on Distributions	%	%	%
After Taxes on Distributions and Sale of Fund Shares	%	%	%
Barclays Capital 7-Year Municipal Bond Index[2] Index returns reflect no deduction for fees, expenses, or taxes.	%	%	%

1Performance for the Class A shares of the Fund was calculated based on the current maximum sales charge of 2.00%. From the Fund's inception until April 30, 2001, the maximum sales charge was 5.75%.

2  The Barclays Capital 7-Year Municipal Bond Index, formerly known as the Lehman Brothers 7-Year Municipal Bond Index, is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the Index. It is not possible to invest directly in an index.

Management of the Fund

Investment Adviser:

Victory Capital Management Inc.

Portfolio Managers:

Paul A. Toft is senior portfolio manager and a Managing Director of the Adviser. He has been portfolio manager of the Fund since 1994.

Sean M. Roche is a Managing Director of the Adviser and has been portfolio manager of the Fund since March 2005.

For more information about the adviser and the portfolio managers, please see Organization and Management at page __ of the prospectus and Advisory and Other Contracts at page __ of the Statement of Additional Information.

11

Ohio Municipal Bond Fund (continued)

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page 33 in the prospectus and Additional Purchase and Redemption Information on page 46 in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

12

Additional Information About the Funds

This Prospectus contains important information about the National Municipal Bond Fund and the Ohio Municipal Bond Fund (each a "Fund", and together the "Funds"). Each Fund is part of the Victory Portfolios (the "Trust"), a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Funds, together with the other investment portfolios of the Trust, are collectively referred to in this Prospectus as the Victory Funds.

This Prospectus provides you with a separate overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund will suit your risk tolerance and investment needs.

  Please read this prospectus carefully before you invest.

Important Characteristics about the National Municipal Bond Fund

■  Quality: Municipal securities rated A or above at the time of purchase by Standard & Poor's (S&P), Fitch, Inc. (Fitch), Moody's Investors Service (Moody's), or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

■  Maturity: The average effective maturity of the Fund generally will range from 3 to 12 years. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.

In making investment decisions, the Adviser looks for securities that provide interest income exempt from federal income tax and offer above average total return potential. Our strategy involves purchasing market segments and individual issues that we believe are undervalued, while selling those that we believe have become overvalued.

Municipal securities are issued to raise money for public purposes. General obligation bonds are

Victory Capital Management
Inc., which we
will refer to as
the "Adviser" throughout
this
Prospectus,
manages the
Funds.

13

Additional Information About the Funds (continued)

backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies.

The Fund's higher portfolio turnover may result in higher expenses and taxable capital gain distributions.

Important Characteristics about the Ohio Municipal Bond Fund

Important characteristics of the Fund's investments:

■  Quality: Municipal securities rated A or above at the time of purchase by S&P, Fitch, Moody's, or another NRSRO,* or if unrated, of comparable quality. For more information on ratings, see the Appendix to the SAI.

*An NRSRO is a nationally recognized statistical ratings organization that assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.

■  Maturity: The average effective maturity of the Fund's holdings generally will range from 3 to 15 years. Under certain market conditions, the Fund's portfolio manager may go outside these boundaries.

In making investment decisions, the Adviser looks for securities that provide interest income exempt from federal and Ohio state income tax and offer above average total return potential. Our strategy involves purchasing market segments and individual issues that we believe are undervalued, while selling those that we believe have become overvalued.

Municipal securities are issued to raise money for public purposes. General obligation bonds are backed by the taxing power of a state or municipality. This means the issuing authority can raise taxes to cover the payments. Revenue bonds are backed by revenues from a specific tax, project, or facility. Principal and interest payments on some municipal securities are insured by private insurance companies.

14

Additional Information About the Funds (continued)

The Fund's high portfolio turnover rate may result in higher expenses and taxable capital gain distributions.

The Fund is a non-diversified fund. As a non-diversified fund, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified. This could make the Fund more susceptible to the credit risk of a particular issuer. The Fund is subject to the risks associated with investing in municipal debt securities, including the risk that certain investments could lose their tax-exempt status. The Fund is subject to additional risks because it concentrates its investments in a single geographic area. Ohio's economic activity includes the service sector, durable goods manufacturing, and agricultural industries. Manufacturing activity is concentrated in cyclical industries; therefore, the Ohio economy may be more cyclical than other states. The SAI explains the risks specific to investments in Ohio municipal securities.

Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of each Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information may include the yield, tax-effective yield, and the average annual total return of each Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings

Some additional information you should know about the Funds.

15

Additional Information About the Funds (continued)

and similar information from independent organizations and publications. You also should see the "Investment Performance" section for the Fund in which you would like to invest.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Funds may send only one copy of any shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

If you would like to receive additional copies of any materials, please call the Victory Funds at

800-539-FUND (800-539-3863)

or please visit www.VictoryFunds.com.

16

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  Revenue Bonds.

Payable only from the proceeds of a specific revenue source, such as the users of a municipal facility.

  General Obligation Bonds.

Secured by the issuer's full faith, credit, and taxing power for payment of interest and principal.

  When-Issued And Delayed-Delivery Securities.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the NAV of a Fund.

  Zero Coupon Bonds.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

  Municipal Lease Obligations.

Issued to acquire land, equipment, or facilities. They may become taxable if the lease is assigned. The lease could terminate, resulting in default.

  Certificates of Participation.

A certificate that states that an investor will receive a portion of the lease payments from a municipality.

  Refunding Contracts.

Issued to refinance an issuer's debt. A Fund buys these at a stated price and yield on a future settlement date.

  Tax, Revenue, and Bond Anticipation Notes.

Issued in expectation of future revenues.

17

Investments (continued)

F Variable & Floating Rate Securities.

Investment grade instruments, some of which may be derivatives or illiquid, with interest rates that reset periodically.

  Mortgage-Backed Securities, Tax-Exempt.

Tax-exempt investments secured by a mortgage or pools of mortgages.

  Resource Recovery Bonds.

Issued to build waste-to-energy facilities and equipment.

  Tax Preference Items.

Tax-exempt obligations that pay interest which is subject to the federal "alternative minimum tax."

  Industrial Development Bonds and Private Activity Bonds.

Secured by lease payments made by a corporation, these bonds are issued for financing large industrial projects; i.e., building industrial parks or factories.

  Tax Exempt Commercial Paper.

Short-term obligations that are exempt from state and federal income tax.

F Demand Features, or "Puts."

Contract for the right to sell or redeem a security at a predetermined price on or before a stated date. Usually the issuer obtains either a stand-by or direct pay letter of credit or guarantee from banks as backup.

  Average Effective Maturity.

Based on the value of a Fund's investments in securities with different maturity dates. This measures the sensitivity of the Fund to changes in interest rates. The value of a long-term debt security is more sensitive to interest rate changes than the value of a short-term security.

F  Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

18

Risk Factors

This table, and the details that follow, describe the principal risks that you may assume as an investor in the Funds.

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risks associated with active trading:

■  Active trading risk is the risk that, to the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Market and manager risk	✓	✓
Active trading risk	✓
Debt security risk	✓	✓
Tax-exempt risk	✓	✓
Concentration risk		✓
Non-diversification risk
Prepayment and extension risk	✓

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

19

Risk Factors (continued)

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Risks associated with investing in debt securities:

■  Interest rate risk is the risk that the value of a security will decline if interest rates rise. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

■  Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.

■  Reinvestment risk is the risk that when interest rates are declining, a Fund that receives interest income or prepayments on a security will have to reinvest these monies at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.

■  Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as Standard & Poor's (S&P), Fitch, Inc., or Moody's.

20

Risk Factors (continued)

Risks associated with investing in municipal debt securities:

■  Tax-exempt status risk is the risk that a municipal debt security issued as a tax-exempt security may be declared by the Internal Revenue Service to be taxable.

Risks associated with investing in the securities of a single state

■  Concentration is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration risk is greater for funds that primarily invest in the securities of a single state. Concentration risk may result in a Fund being invested in securities that are related in such a way that changes in economic, business, or political circumstances that would normally affect one security also could affect other securities within that particular segment of the bond market.

Risks associated with non-diversification

■  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.

Risks associated with investing in mortgage-related securities:

■  Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase,

21

Risk Factors (continued)

shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower interest rates.

■  Extension risk is the risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what a Fund's portfolio manager anticipated that it would be. The market value of securities with longer maturities tends to be more volatile.

An investment in a Fund is not a complete investment program.

22

Organization and

Management of the Funds

Each Fund is a Series of the Trust, a group of 23 distinct investment portfolios. The Trust's Board of Trustees has the overall responsibility for the management of the Funds.

The Investment Adviser

Each Fund has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2009, the Adviser and its affiliates managed assets totaling in excess of $       billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

During the fiscal year ended October 31, 2009, the Adviser was paid an advisory fee, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as shown in the following table:

National Municipal Bond Fund	0.55%
Ohio Municipal Bond Fund	0.55%

A discussion of the Board's considerations in approving the Advisory Agreement is included in the Funds' Semi-Annual Report.

Portfolio Management

Paul A. Toft and Sean M. Roche are the portfolio managers of each of the Funds. Mr. Toft has served as the portfolio manager of each of the Funds since 1994. A Chartered Financial Analyst Charter Holder, Mr. Toft is a Senior Portfolio Manager and Managing Director of the Adviser. Mr. Roche has been a portfolio manager of the Funds since March 2005. A Senior Portfolio Manager and Director of the Adviser, he joined the Adviser in 2002, prior to which he served as a Vice President at The Muni Center and as a municipal bond Product Manager at Merrill Lynch, where he designed, implemented and managed municipal bond portfolios.

Portfolio Managers listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

23

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I or Class R shares of a Fund. Not all Funds offer all classes of shares and Class I and Class R are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange, and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A Fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative.

Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on our website at VictoryFunds.com by selecting Pricing policies, and in the SAI.

24

Investing in Class A Shares

Each Fund offers Class A shares.

Calculation of Sales Charges — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge ("CDSC") of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryFunds.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges, and, in some cases, eliminate the sales charge.

25

Investing in Class A Shares (continued)

regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charges in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

26

Investing in Class A Shares (continued)

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryConnect.com.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Trust.

27

Investing in Class A Shares (continued)

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by participants in the Victory Investment Program.

  f.  Purchases of Class A shares of the National Municipal Bond Fund and the Ohio Municipal Bond Fund, individually by shareholders of these Funds who had previously owned Class G shares.

  g.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by the Adviser.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for

28

Investing in Class A Shares (continued)

the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plan

The Funds have adopted a Rule 12b-1 Distribution and Service Plan for their Class A shares under which no payments are made.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

29

Share Price

Each Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE). You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted.

A business day is a day on which the NYSE and the bond market are open. If the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers close before 4:00 p.m. (the Alternative Closing Time), each Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If a Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Fund calculates its NAV by adding up the total value of its investments

30

Share Price (continued)

and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

31

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

32

Important Fund Policies (continued)

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the Transfer Agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the Transfer Agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

33

Important Fund Policies (continued)

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified fund-of-fund(s).

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Funds' market timing policies and procedures may be modified or terminated at any time.

34

Important Fund Policies (continued)

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryFunds.com by no later than the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

35

How to Buy Shares

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

You can buy shares in a number of different ways. All you need to do to start buying shares is to fill out an application. The minimum initial investment required to open an account is $2,500, with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstance.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds, an Investment Professional or an intermediary by 4:00 p.m. Eastern Time or the Alternative Closing Time (if applicable), your purchase will be processed the same day using that day's share price. Purchase orders received after 4:00 p.m. Eastern Time or after the Alternative Closing Time (whichever time is earlier) will be processed at the share price next calculated on the following business day.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

36

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

37

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryFunds.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

38

How to Buy Shares (continued)

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500, then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

39

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into Fund shares legally available in your state. If your account falls below the minimum investment amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

40

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or by the Alternative Closing Time, (whichever is earlier), your exchange will be processed the same day. Your exchange will be processed on the next business day if received after 4:00 p.m. or after the Alternative Closing Time (whichever time is earlier).

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryFunds.com, or by writing Victory. When you exchange shares of a Fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryFunds.com

41

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■ An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

■  Owners of Class A shares of the National Municipal Bond Fund and the Ohio Municipal Bond Fund that had been classified as Class G shares prior to January 17, 2003, may exchange their shares for Class R shares of any Victory Fund or for Class A shares of any Victory Fund that does not offer Class R shares, without paying a sales charge.

42

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time, the Alternative Closing Time (if applicable) or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after 4:00 p.m. Eastern Time, the Alternative Closing Time or the close of regular trading (whichever time is earlier). You cannot redeem your shares at www.VictoryFunds.com.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

  BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

43

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time, the close of trading on the NYSE or before the Alternative Closing Time (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time, the close of trading on the NYSE or after the Alternative Closing Time (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

44

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

45

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

46

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, the Funds declare and pay dividends monthly. However, a Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

REINVESTMENT OPTION

Your can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Buying a dividend. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

47

Dividends, Distributions, and Taxes (continued)

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Fund of the Victory Funds. If you reinvest your distributions in a different fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

48

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

Neither Fund expects to pay federal income tax on the earnings and capital gains it distributes to shareholders.

■  Certain dividends from a Fund will be "exempt-interest dividends," which are exempt from federal income tax. However, exempt-interest dividends are not necessarily exempt from state or local taxes.

■  Dividends from a Fund's net income which are not "exempt-interest dividends" and short-term capital gains are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as long-term capital gain.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

49

Dividends, Distributions, and Taxes (continued)

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

Important Information about Taxes

■  Certain dividends from the Ohio Municipal Bond Fund will be exempt from certain Ohio state and local taxes.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

50

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114 and serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Victory Capital Management Inc., 127 Public Square, Cleveland Ohio 44114 serves as the Administrator and Fund Accountant for the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

51

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) –The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semiannual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-TEFI-PRO (3/10)

Prospectus

March 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

International Funds

International Fund

Class  A  ......  VIAFX

Class  C  ......  VICFX

Class  I   ......  VIIFX

International Select Fund

Class  A  ......  VISFX

Class  C  ......  VISKX

Class  I   ......  VISIX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

The Victory
Portfolios

Fund Summaries

International Fund	1

International Select Fund	7

Additional Fund Information	13

Investments	16

Risk Factors	17

Organization and Management of the Funds	21

Investing with Victory	23

Choosing a Share Class	24

Share Price	32

Important Fund Policies	35

How to Buy Shares	39

How to Exchange Shares	44

How to Sell Shares	46

Dividends, Distribution and Taxes	50

Other Service Providers	53

Financial Highlights

International Fund

International Select Fund

International Fund Summary

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund:

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page __ of the Fund's prospectus and on page __ of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE
Redemption Fees[2] (as a percentage of the amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) fees	0.00%	1.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	2.90%	2.65%	0.46%
Total Annual Fund Operating Expense	3.70%	4.45%	1.26%
Fee Waiver / Expense Reimbursement	(2.30)%	(2.30)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.40%	2.15%	1.15%

1Imposed on shares redeemed in the first 12 months.

2A redemption charge of up to 2.00% is imposed on all shares redeemed or exchanged within the first thirty days of purchase. See "Share Price — redemption fee."

3The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class A, C and I shares of the Fund do not exceed 1.40%, 2.15% and 1.15%, respectively, until at least August 31, 2017.

International Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$	$
Class C	$	$
(If you sell your shares at the end of the period.)
Class C	$	$
(If you did not sell your shares at the end of the period.)
Class I	$	$

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

2

International Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities of foreign companies. The Fund may invest in any type or class of security of companies of any size and from any country. It invests mainly in equity securities of established companies in developed countries outside the United States.

Under normal circumstances, the Fund:

■  Intends to invest at least 80% of its net assets in foreign equity securities (issued by foreign-based companies and listed on foreign exchanges). For purposes of this policy, "net assets" includes any borrowings for investment purposes.

■  May invest in preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

■  May invest in derivatives for hedging and for risk management purposes, as well as to seek to enhance potential gain and as a substitute for purchasing securities. See "Risks associated with investing in futures and options."

■  May also invest a portion of its assets in the securities of companies located in countries with emerging markets.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

■  Emerging market companies lose market share or profits. Emerging markets experience the most volatility because the securities markets in these countries may not be well established.

■  Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies as a result of deteriorating economic conditions.

■  Derivative instruments, including futures and options contracts used for asset substitution, do not perfectly replicate direct investment in the security.

■  A company's earnings do not increase as expected.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Risk Factors at page 12 of the prospectus and Investment Strategies at page [_] of the statement of additional information.

3

International Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  % (quarter ended

Lowest  % (quarter ended

4

International Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	Life of Fund[1]
CLASS A
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS C
Before Taxes
CLASS I
Before Taxes
INDEX
The MSCI EAFE Index[2] Index returns reflect no deduction for fees, expenses, or taxes.

1Performance is from August 31, 2007, inception date of Class A, Class C and Class I shares.

2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Matthias A. Knerr is a Chief Investment Officer and a Senior Managing Director of the Adviser. He has been lead portfolio manager of the Fund since November 2008.

Chris A. La Jaunie is a Managing Director of the Adviser and has been senior portfolio manager of the Fund since November 2008.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

5

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Dividends, Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

6

International Select Fund Summary

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund:

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your financial professional and in "Sales charge reductions and waivers" on page __ of the Fund's prospectus and on page __ of the Fund's statement of additional information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of puchase or sale price)	NONE	1.00%[1]	NONE
Redemption Fees[2] (as a percentage of the amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) fees	0.00%	1.00%	0.00%
Other Expenses (includes a shareholder servicing fee of 0.25% applicable to Class A shares)	2.90%	2.65%	0.46%
Total Annual Fund Operating Expense	3.70%	4.45%	1.26%
Fee Waiver / Expense Reimbursement	(2.30)%	(2.30)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.40%	2.15%	1.15%

1Imposed on shares redeemed in the first 12 months.

2A redemption charge of up to 2.00% is imposed on all shares redeemed or exchanged within the first thirty days of purchase. See "Share Price — redemption fee."

3The Adviser has contractually agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class A, C and I shares of the Fund do not exceed 1.40%, 2.15% and 1.15%, respectively, until at least August 31, 2017.

7

International Select Fund (continued)

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$	$
Class C	$	$
(If you sell your shares at the end of the period.)
Class C	$	$
(If you did not sell your shares at the end of the period.)
Class I	$	$

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [___]% of the average value of its portfolio.

8

International Select Fund (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a select group of equity securities of foreign companies. The Fund may invest in any type or class of securities of companies of any size and from any country. It invests mainly in the securities of established companies in developed countries outside of the United States. For purposes of the following policies, "net assets" includes any borrowing for investment purposes.

Under normal circumstances, the Fund:

■  Will invest at least 80% of its net assets in foreign equity securities (issued by foreign-based companies and listed on foreign exchanges).

■  Will invest at least 50% of the Fund's net assets in securities that are represented in the MSCI EAFE© Index.

■  May invest up to 20% of the Fund's net assets in cash, cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

■  May invest up to 35% of the Fund's net assets in securities of companies located in emerging markets.

■  May invest in preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

■  May also invest in derivatives for hedging and for risk management purposes, as well as to seek to enhance potential gain and as a substitute for purchasing securities. See "Risks associated with investing in futures and options."

There is no guarantee that the Fund will achieve its objectives.

Principal Risks:

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■    Foreign securities lose market share or profits. Foreign securities generally experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

■  Emerging market companies lose market share or profits. Emerging markets generally experience the most volatility because the securities markets in these countries may not be well established.

■  Smaller companies lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies as a result of deteriorating economic conditions.

■    Derivative instruments, including futures and options contracts used for asset substitution, do not perfectly replicate direct investment in the security.

■  Active trading may result in higher expenses and taxable distributions.

■  A company's earnings do not increase as expected.

■    The portfolio manager does not execute the Fund's principal investment strategies effectively.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

For more information about the risks of investing in the Fund, please see Risk Factors at page 12 of the prospectus and Investment Strategies at page [_] of the statement of additional information.

9

International Select Fund (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, and Class I shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  % (quarter ended

Lowest  % (quarter ended

10

International Select Fund (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	Life of Fund[1]
CLASS A
Before Taxes
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
CLASS C
Before Taxes
CLASS I
Before Taxes
INDEX
The MSCI EAFE Index[2] Index returns reflect no deduction for fees, expenses, or taxes.

1Performance is from August 31, 2007, inception date of Class A, Class C and Class I shares.

2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER:

Victory Capital Management Inc.

PORTFOLIO MANAGERS:

Matthias A. Knerr is a Chief Investment Officer and a Senior Managing Director of the Adviser. He has been lead portfolio manager of the Fund since November 2008.

Chris A. La Jaunie is a Managing Director of the Adviser and has been senior portfolio manager of the Fund since November 2008.

For more information about the adviser and the portfolio managers, please see Organization and Management at page ___ of the prospectus and Advisory and Other Contracts at page ___ of the Statement of Additional Information.

11

Purchase and Sale of Fund Shares:

Investors may purchase or redeem Fund shares on any business day by mail (The Victory Funds, P.O. Box 182593, Columbus, OH 43218-2593), or by telephone at (800) 539-3863. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

The minimum initial purchase is [$____] for regular accounts and [$____] for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is [$___]. We may reduce or waive the minimums in some cases. When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange is open for regular trading. For additional information please see How to Purchase, Exchange, and Sell on page [__] in the prospectus and Additional Purchase and Redemption Information on page [__] in the Statement of Additional Information.

Tax Information:

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

12

Additional Information About the Funds

This Prospectus contains important information about the International Fund and the International Select Fund (each a "Fund", and together the "Funds"). The Funds are part of the Victory Portfolios (the "Trust"), a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Funds, together with the other investment portfolios of the Trust, are referred to in this Prospectus as the Victory Funds.

This Prospectus provides you with a separate overview of each Fund. Please look at the objective, policies, strategies, risks, and expenses to determine which Fund(s) will suit your risk tolerance and investment needs.

Please read this Prospectus carefully before you invest and keep it for future reference.

Important characteristics about the International Fund

In making investment decisions, the Adviser combines bottom-up research with top-down analysis. Bottom-up research means the Adviser looks for investment opportunities in companies that have demonstrated above average growth, strong competitive positioning, have attractive prices relative to their potential growth rates and have demonstrated sound financial strength and management among other factors.

Top-down analysis means the Adviser also considers the potential outlook for various sectors and industries while looking for those that may benefit from changes in the overall business environment. This may lead the Adviser to favor certain companies in certain industries at different times, while still maintaining overall diversification across companies, industries and countries represented.

When deciding when to buy and sell individual securities, the Adviser may consider such factors as a

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Funds.

The value of a Fund's holdings could change at a time when you aren't able to buy or sell Fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

13

Additional Information About the Funds (continued)

securities price relative to its target price, its position relative to other investment opportunities, or to adjust the Fund's exposure to a given country.

Important characteristics about the International Select Fund

In making investment decisions, the Adviser will generally invest in approximately 35 to 70 companies that offer, in the Adviser's opinion, the greatest upside potential based on a 12 to 18 month investment horizon. The Adviser looks for companies that have demonstrated high or improving, and sustainable returns on capital and long-term prospects for growth. For these individual companies, there is a focus on real cash flow on investment rather than published earnings.

The Fund's portfolio is built from this fundamental research, bottom-up approach, emphasizing individual stock selection. Country, region and or industry allocation is a residual effect of this strategy. The Adviser applies a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their price target objectives, a better investment opportunity has been a negative change in outlook for a company. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Share Classes

The Funds currently offer only the classes of shares described in this Prospectus. At some future date, the Funds may offer additional classes of shares. A Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance

14

Additional Information About the Funds (continued)

information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Funds send these documents to each shareholder individually by calling the Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

If you would like to receive additional copies of any materials, please call the Victory Funds at

800-539-FUND (800-539-3863)

or please visit www.VictoryFunds.com.

15

Investments

The following describes some of the types of securities the Funds may purchase under normal market conditions. A Fund will not necessarily buy all of the securities listed below.

For cash management or for temporary defensive purposes in response to market conditions, each Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause a Fund to fail to meet its investment objective.

For more information on ratings and a more complete description of which Funds can invest in certain types of securities, see the SAI.

  Equity Securities of Companies Traded on Foreign Exchanges.

Can include common stock and securities convertible into stock of non-U.S. corporations.

  Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

  Convertible Preferred Stock.

A class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

F  Forward Currency Contracts.

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

F  Futures Contracts and Options on Futures Contracts.

Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. A Fund may invest in futures in an effort to hedge against market risk, or as a temporary substitute for buying or selling securities, foreign currencies or for temporary cash management purposes. There is no assurance that any Fund will engage in any hedging transactions.

F  Derivative Instrument: Indicates an instrument whose value is linked to or derived from another security, instrument or index.

16

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Funds.

This table summarizes the principal risks, described below, to which the Funds are subject.

	International Fund	International Select Fund
Market risk and manager risk	✓	✓
Active trading risk		✓
Equity risk	✓	✓
Foreign investments risk	✓	✓
Small capitalization company risk	✓	✓
Futures and options risk	✓	✓

General risks:

■  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price a Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

■  Manager risk is the risk that a Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

Risk associated with active trading

■  Active trading risk is the risk that, to the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

17

Risk Factors (continued)

Risk associated with investing in equity securities:

■  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.

Risks associated with investing in foreign securities:

■  Foreign investments risk. Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their counterparts in the U.S.

■  Political risk. Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

■  Liquidity risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. This can make

18

Risk Factors (continued)

buying and selling certain investments more difficult and costly.

■  Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

■  Legal risk. Legal remedies for investors may be more limited than the legal remedies available in the U.S.

■  Emerging markets risk. All of the risks associated with investing in foreign securities are increased in connection with investments in emerging markets securities. Countries in emerging markets are more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. In addition, countries in emerging markets are more likely to experience instability in their markets due to social and political changes.

Some of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and investments in U.S. companies that have significant foreign operations.

Risks associated with investing in small capitalization stocks:

■  Small capitalization risk is the risk that a company will be adversely affected or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

19

Risk Factors (continued)

Risks associated with investing in futures and options:

■  Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses. There is no assurance that any Fund will engage in any hedging transactions. Futures contracts and options can also be used as a substitute for the securities to which they relate. Correlation risk is the risk that the market value of the futures contracts or options does not correspond to the market value of the underlying securities.

■  Other risks of investing in futures and options involves the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk the counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses.

An investment in a Fund is not a complete investment program.

20

Organization and
Management of the Funds

Each Fund is a series of the Trust, a group of 23 distinct investment portfolios. The Trust's Board of Trustees has the overall responsibility for the management of the Funds.

The Investment Adviser

The Trust has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC and is a second-tier subsidiary of KeyCorp. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2009, the Adviser and its affiliates managed assets totaling in excess of $____ billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended October 31, 2009, the Adviser was paid advisory fees, after waivers, at an annual rate based on a percentage of the average daily net assets of each Fund as shown in the following table.

International Fund	0.80%
International Select Fund	0.80%

A discussion of the Board's considerations in approving the Advisory Agreement will be included in the Fund's first Semi-Annual Report.

Portfolio Management

Matthias Knerr is the lead portfolio manager and Chris LaJaunie is senior portfolio manager of each of the Funds.

Mr. Knerr has been Chief Investment Officer of Large Cap International Equities, lead portfolio manager and a Senior Managing Director of the Adviser since November 2008. He is a Chartered Financial Analyst Charter Holder. Prior to 2008, he was a Managing Director and Portfolio Manager of Deutsche Asset Management.

Mr. LaJaunie has been senior portfolio manager and a Managing Director of the Adviser since November 2008. He is a Chartered Financial Analyst Charter Holder. Prior to 2008, he was a Director and Portfolio Manager of Deutsche Asset Management. He has also been a portfolio manager for Morgan Stanley Capital Strategy and an equity analyst for Oaktree Capital Management, JP Morgan Securities and Scudder Kemper Investments.

Portfolio Managers listed for each Fund are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

21

Organization and

Management of the Funds

(continued)

The Portfolio Managers listed above are supported by a team of equity research analysts who assist with international investment research.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

22

INVESTING WITH VICTORY

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. "Choosing a Share Class" will help you decide whether it would be more to your advantage to buy Class A, Class C, or Class I shares of a Fund. Class I shares, however, are available for purchase only by eligible shareholders. The following sections describe how to open an account, how to access information on your account, and how to buy, exchange and sell shares of a Fund.

  We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

All you need to do to get started is to fill out an application.

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A Fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative.

Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on our website at VictoryFunds.com by selecting Pricing policies, and in the SAI.

23

Choosing a Share Class

Each Fund offers Class A, Class C and Class I shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your Investment Professional also can help you decide.

CLASS A
■ Front-end sales charge, as described on the next page. There are several ways to reduce or eliminate this charge.
■ A deferred sales charge may be imposed if you sell your shares within one year of their purchase.
■ Lower annual expenses than Class C shares.

CLASS C
■ No front-end sales charge. All your money goes to work for you right away.
■ A deferred sales charge if you sell your shares within twelve months of their purchase.
■ Higher expenses than Class A or Class I shares.

CLASS I ■ No front-end sales charge. All your money goes to work for you right away. ■ Class I shares are only available to certain investors ■ Lower annual expenses than Class A or Class C shares.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Investment Professionals and other intermediaries may charge fees for their services.

24

Choosing a Share Class (continued)

Calculation of Sales Charges — Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus the applicable initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above*	0.00%	0.00%

*A contingent deferred sales charge ("CDSC") of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

Sales Charge Reductions and Waivers for Class A Shares

This section includes all the information you need to determine whether you are eligible for any Class A sales charge reduction. This prospectus is posted on the Funds' website at www.VictoryFunds.com.

In order to obtain a sales charge reduction or waiver, you must provide your financial intermediary or the Transfer Agent, at the time of purchase, current information regarding shares of the Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid

25

Choosing a Share Class (continued)

regarding shares of the Funds held in: (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

You may reduce or eliminate the sales charge in the following cases:

1.  A Letter of Intent allows you to buy Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

2.  Rights of Accumulation allow you to add the value of any Class A shares you already own (excluding Funds sold without a sales charge) to the amount of your next Class A investment to determine if your added investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount.

3.  The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding Funds sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

26

Choosing a Share Class (continued)

4.  The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of a Fund, to reinvest all or part of the redemption proceeds in the Class A Shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds.

5.  Victory will completely waive the sales charge (for Class A shares) in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers;

    ii.  directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers;"* and

    iii.  brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

  b.  Purchases for trust or other advisory accounts established with KeyBank or its affiliates.

  c.  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

  d.  Purchases for fee-based investment products or accounts.

  e.  Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans, if a Victory Class A share

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Trust.

27

Choosing a Share Class (continued)

was offered. If the Distributor pays a concession to the dealer of record, a CDSC of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

  f.  Purchases by participants in the Victory Investment Program.

  g.  Shareholders who qualified under Fund rules previously in effect, except for NAV transfer rules.

  h.  Reinvestment of proceeds from a liquidation distribution from a group Minor Trust managed by the Adviser.

Calculation of Sales Charges — Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details. There is no CDSC when you exchange your shares for Class C shares of another Victory Fund.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the

28

Choosing a Share Class (continued)

Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Fund.

Eligibility Requirements to Purchase — Class I Shares

Only Eligible Investors may purchase Class I shares of the Funds, directly or by exchange. Eligible Investors include the following:

■  Institutional and individual retail investors with a minimum initial investment in Class I shares of $2,500,000 who purchase through certain broker-dealers or directly from the Transfer Agent;

■  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $10,000,000;

■  Investors in selected fee based programs;

■  Current and retired Fund trustees or officers;

■  Purchases by participants in the Victory Investment Program; or

■  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

Each Fund may allow a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000. For group retirement plans, the investment minimum is determined based on the aggregate amount of plan assets. Each Fund reserves

29

Choosing a Share Class (continued)

the right to change the criteria for Eligible Investors and the investment minimums.

Shareholder Servicing Plan for Class A Shares

Each Fund has adopted a Shareholder Servicing Plan for its Class A shares. Shareholder servicing agents provide administrative and support services to their customers which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services a Fund pays a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank and its affiliates, other financial institutions, and securities brokers.

The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Funds. Under the Class C Distribution and Service Plan, each Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. Each Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of each of these Funds. Distribution and selling services are provided by the Distributor or by agents of the

30

Choosing a Share Class (continued)

Distributor and include those services intended to result in the sale of a Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries, including KeyBank and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class C shares do not convert into any other class of shares.

Victory has adopted a separate Rule 12b-1 Distribution and Service Plan for Class A shares of each Fund. These share classes do not make any payments under this plan. See the SAI for more details regarding this plan.

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, these types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

31

Share Price

Each Fund calculates its share price, called its NAV, each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE). You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

The value of a Fund's securities may change on days when shareholders will not be able to purchase and redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Funds will price their investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

■  trading in the security has been halted;

■  the market quotation for the security is clearly erroneous due to a clerical error;

■  the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

■  an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. Each Class of each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

You can find a Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a Fund reaches a specific number of shareholders or level of assets. You may also find each Fund's net asset value by calling 800-539-3863 or by visiting the Funds' website at www.VictoryFunds.com.

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

32

Share Price (continued)

Redemption Fees

Each Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange).

The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.

These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund.

However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Subject to approval by the Adviser or the Funds' Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their

33

Share Price (continued)

own operational guidelines (which may be different than the Funds' policies) and remit the fees to the Fund.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (iv) transactions on behalf of certain funds operating as funds of funds; (v) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vi) transactions involving hardship of any registered shareholder; (vii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (viii) transactions involving shares purchased through the reinvestment of dividends or other distributions; (ix) transactions involving shares transferred from another account in the same Fund or converted from another class of the same Fund (the redemption fee period will carry over to the acquired shares); or (x) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion).

It is the Funds' policy to permit approved Fund platform providers to execute transactions within the Funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Adviser to provide controls on short-term and excessive trading that are comparable to the Funds' policies.

34

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person who opens a new account:

■  Name;

■  Date of birth (for individuals);

■  Residential or business street address (although post office boxes are still permitted for mailing); and

■  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

35

Important Fund Policies (continued)

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

■  Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity;

■  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund; and

■  Impose a 2.00% redemption fee on Fund shares redeemed or exchanged within the first 30 days of their acquisition by either a purchase or exchange (subject to certain exceptions discussed under "Redemption Fees").

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the Transfer Agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the

36

Important Fund Policies (continued)

Transfer Agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified fund-of-fund(s).

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Funds' market timing policies and procedures may be modified or terminated at any time.

37

Important Fund Policies (continued)

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (SEC) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryFunds.com, and on the SEC's website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryFunds.com by no later than the 15th day of the following calendar month.

The SAI describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

38

How to Buy Shares

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ.

You can buy shares in a number of different ways. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed in the section "Choosing a Share Class — Eligibility Requirements to Purchase — Class I shares." All you need to do to start buying shares is to fill out an application. The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $250. The minimum investment required to open an account will be waived for employees of the Adviser and the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased in a managed account or within qualified retirement plans or in other similar circumstances. There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund.

You can send in your payment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. Sometimes an Investment Professional will charge you for these services. This fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

If your investment is received in good order and accepted by the Funds or an Investment Professional or intermediary by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. Purchase orders received after 4:00 p.m. or the close of regular trading on the NYSE (whichever time is earlier) will be processed at the share price next calculated on the following business day.

Each Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. Keep the following addresses available for making any purchases, exchanges, or redemptions.

39

How to Buy Shares (continued)

BY REGULAR U.S. MAIL	Send completed Account Applications with your check or bank draft to: The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: The Victory Funds c/o Citi TA Operations 3435 Stelzer Road Columbus, OH 43219 PHONE: 800-539-FUND

BY WIRE	The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call 800-539-FUND BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

BY TELEPHONE	800-539-FUND (800-539-3863)

Keep these addresses handy for purchases, exchanges, or redemptions.

40

How to Buy Shares (continued)

ON THE INTERNET	www.VictoryFunds.com
To open an account, you must mail a completed account application to Victory at the above mail address. You can download the account application form from www.VictoryFunds.com by clicking on Mutual Funds, Account Application and Forms. For more information on how to access account information and/or applications electronically, please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday. Your account must be set up for Automated Clearing House payment in order to execute online purchases.

41

How to Buy Shares (continued)

Make your check payable to: The Victory Funds

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up an ACH account. Currently, the Funds do not charge a fee for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Systematic Investment Plan

If you are purchasing Class A and C shares of the Funds, you are eligible to enroll in the Systematic Investment Plan. Class I shares, however, are excluded from participating in this plan. To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $2,500 ($1,000 for IRA accounts), then we will make automatic withdrawals of the amount you indicate ($250 or more) from your bank account and invest it in shares of a Fund.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Funds for details regarding an IRA or other retirement plan that works best for your financial situation.

If you would like to make additional investments after your account is established, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

42

How to Buy Shares (continued)

All purchases must be made in U.S. dollars and drawn on U.S. banks. A Fund may reject any purchase order in its sole discretion. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Funds do not accept cash, money orders, traveler's checks, credit card convenience checks, and third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. You may only buy or exchange into Fund shares legally available in your state. If your account falls below the minimum investment amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

43

How to Exchange Shares

You may exchange shares of one Victory Fund to buy shares of the same class of any other. You may also exchange your Class A shares of any Victory Fund for shares of any Victory money market fund. You may also exchange your Class I shares of any Victory Fund for Investor shares of any Victory money market fund. You may also exchange your shares of any Victory money market fund for Class A shares of any Victory Fund. All exchanges are subject to the conditions described below. If your request is received and accepted by 4:00 p.m. Eastern Time, or the close of regular trading on the NYSE, whichever is earlier, your exchange will be processed the same day. Exchange orders received after 4:00 p.m. or the close of regular trading on the NYSE (whichever time is earlier) will be processed at the share price next calculated on the following business day.

You can exchange shares of a Fund by calling 800-539-FUND, at www.VictoryFunds.com, or by writing Victory. When you exchange shares of a fund, you should keep the following in mind:

■  Shares of the Fund selected for exchange must be available for sale in your state of residence.

■  The Fund shares you want to exchange and the Fund shares you want to buy must be subject to the exchange privilege.

■  If you acquire Class A shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging. For example, if you acquire Class A shares of a Fund that has a 5.75% sales charge as a result of an exchange from another Fund that has a 2.00% sales charge, you would pay the 3.75% difference in sales charge.

You can obtain a list of funds available for exchange by calling 800-539-FUND or by visiting www.VictoryFunds.com.

44

How to Exchange Shares (continued)

■  On certain business days, such as Columbus Day and Veterans Day, the Federal Reserve Bank of Cleveland is closed. On those days, exchanges to or from a money market fund will be processed on the exchange date, with the corresponding purchase or sale of the money market fund shares being effected on the next business day.

■  You must meet the minimum purchase and any other eligibility requirements for the Fund you purchase by exchange.

■  The registration and tax identification numbers of the two accounts must be identical.

■  You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day. Each Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. Each Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

■  Before exchanging, read the prospectus of the Fund you wish to purchase by exchange, which may be subject to different risks, fees and expenses.

■  An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account.

45

How to Sell Shares

If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. Your redemption will be processed on the next business day if received after 4:00 p.m. or the close of regular trading. You cannot redeem your shares at www.VictoryFunds.com.

  BY TELEPHONE

The easiest way to sell shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

■  Mail a check to the address of record;

■  Wire funds to a previously designated domestic financial institution;

■  Mail a check to a previously designated alternate address; or

■  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent or your Investment Professional by telephone, consider placing your order by mail.

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

46

How to Sell Shares (continued)

  BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

■  Your account registration has changed within the last 15 days;

■  The check is not being mailed to the address on your account;

■  The check is not being made payable to the owner of the account;

■  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or

■  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

  BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier), your funds will be wired on the next business day.

  BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after 4:00 p.m. Eastern Time or the close of trading on the NYSE (whichever time is earlier). It will be transferred by ACH as long as the transfer is to a domestic bank.

47

How to Sell Shares (continued)

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that your account eventually may be depleted and that each withdrawal will be a taxable transaction. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information about Redemptions

■  Redemption proceeds from the sale of shares purchased by a check or through ACH, will be held until the purchase check or ACH has cleared, which may take up to 10 business days.

■  A Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

■  A Fund may suspend your right to redeem your shares in the following circumstances:

  •  During non-routine closings of the NYSE;

  •  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund's securities; or

  •  When the SEC orders a suspension to protect a Fund's shareholders.

48

How to Sell Shares (continued)

■  Each Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of a Fund's net assets. Each Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash.

■  If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

49

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. A Fund will distribute short-term gains, as necessary, and if a Fund makes a long-term capital gain distribution, it is normally paid once a year.

In addition, any investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. If you invest in a Fund through a taxable account, your after-tax return could be reduced.

Ordinarily, each Fund described in this Prospectus declares and pays dividends annually. However, a Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

You can choose how to receive your dividends and distributions when you complete the Account Application. You can have them automatically reinvested in Fund shares, deposited directly to your bank account, sent to you by check, or have them invested in a different Victory Fund. If you don't indicate a preference on your application, your dividends and distributions will all be reinvested in shares of the Fund(s).

Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

As with any investment, you should consider the tax consequences of an investment in the Funds. You should ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

50

Dividends, Distributions, and Taxes (continued)

Buying a Dividend.
You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

CASH OPTION

A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Funds reserve the right to reinvest the check in shares of the particular Fund at its then current NAV until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

INCOME EARNED OPTION

You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

DIRECTED DIVIDENDS OPTION

In most cases, you can automatically reinvest distributions in shares of another Fund of the Victory Funds. If you reinvest your distributions in a different Fund, you may pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

51

Dividends, Distributions, and Taxes (continued)

Important Information about Taxes

Neither Fund expects to pay federal income tax on the earnings and capital gains it distributes to shareholders.

■  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by such Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable as long-term capital gains.

■  Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

■  An exchange of a Fund's shares for shares of another Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.

■  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

■  Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.

■  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

■  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or a Fund is notified by the Internal Revenue Service that backup withholding is required.

■  You should review the more detailed discussion of federal income tax considerations in the SAI.

■  A Fund may provide estimated capital gain distribution information through its website at www.VictoryFunds.com.

■  In the event that a Fund's direct investments in foreign securities are subject to foreign withholding taxes, the Fund's yield on those securities would generally be decreased. A Fund may elect to pass through to its shareholders the ability to claim a credit or deduction for certain foreign taxes it has paid if, at the end of its year, more than 50% of the value of the Fund's total assets are stocks or securities of foreign corporations.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in a Fund.

52

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114 and serves as distributor for the continuous offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

Citibank N.A., 388 Greenwich St., New York, NY 10013, serves as the custodian of the Funds' investments and cash and settles trades made by the Funds.

Victory Capital Management Inc., 127 Public Square, Cleveland Ohio 44114 serves as the Administrator and Fund Accountant for the Funds.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-fund accountant and dividend disbursing agent for the Funds.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Independent Registered Public Accounting firm for the Funds.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Funds.

53

Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than The Victory Portfolios. Therefore, The Victory Portfolios do not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

P.O. Box 182593

Columbus, OH 43218-2593

Statement of Additional Information (SAI) –The SAI contains a more detailed legal description of the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don't request a copy.

Annual and Semi-annual Reports – Annual and semiannual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone:	Call Victory Funds at 800-539-FUND (800-539-3863).

By mail	The Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-551-8090 for location and hours.

On the Internet	EDGAR database at sec.gov or by email request at publicinfo@sec.gov

By mail	SEC Public Reference Section Washington, D.C. 20549-1520

Investment Company Act File Number 811-4852

VF-INT-PRO (3/10)

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY PORTFOLIOS

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R	INVESTOR	SELECT	TRUST
Balanced Fund	SBALX	VBFCX	VBFIX	VBFGX	—	—	—
Core Bond Fund	SIMIX	—	VCBIX	—	—	—	—
Diversified Stock Fund	SRVEX	VDSCX	VDSIX	GRINX	—	—	—
Established Value Fund	VETAX	—	VEVIX	GETGX	—	—	—
Federal Money Market Fund	—	—	—	—	SBFXX	SBSXX	—
Financial Reserves Fund	FNRXX	—	—	—	—	—	—
Fund for Income	IPFIX	VFFCX	—	GGIFX	—	—	—
Government Reserves Fund	—	—	—	—	—	GMUXX	VGGXX
Global Equity Fund				—	—	—	—
Institutional Money Market Fund	—	—	—	—	VICXX	VISXX	—
International Fund	VIAFX	VICFX	VIIFX	—	—	—	—
International Select Fund	VISFX	VISKX	VISIX	—	—	—	—
Investment Grade Convertible Fund	SBFCX	—	VICIX	—	—	—	—
Large Cap Growth Fund	VFGAX	VFGCX	—	VFGRX	—	—	—
National Municipal Bond Fund	VNMAX	—	—	—	—	—	—
Ohio Municipal Bond Fund	SOHTX	—	—	—	—	—	—
Ohio Municipal Money Market Fund	AOHXX	—	—	—	—	—	—
Prime Obligations Fund	SPOXX	—	—	—	—	—	—
Small Company Opportunity Fund	SSGSX	—	VSOIX	GOGFX	—	—	—
Special Value Fund	SSVSX	VSVCX	VSPIX	VSVGX	—	—	—
Stock Index Fund	SSTIX	—	—	VINGX	—	—	—
Tax-Free Money Market Fund	STOXX	—	—	—	—	—	—
Value Fund	SVLSX	VVFCX	VVFIX	VVFGX	—	—	—

February 17, 2010

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, dated February 17, 2010, as amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the prospectuses.  Copies of the prospectuses may be obtained by writing the Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863). The Funds’ audited financial statements for the fiscal year ended October 31, 2009 are incorporated in this SAI by reference to the Funds’ 2009 annual report to shareholders (File No. 811-4852).  You may obtain a copy of the Funds’ latest annual report at no charge by writing to the address or calling the phone number noted above.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION

The Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986.  The Trust is an open-end management investment company.  The Trust currently consists of 23 series (each a “Fund,” and collectively, the “Funds”) of units of beneficial interest (“shares”).

This SAI relates to the shares of the 23 Funds and their respective classes, as listed below.  Much of the information contained in this SAI expands on subjects discussed in the prospectuses.  Capitalized terms not defined herein are used as defined in the prospectuses.  No investment in shares of a Fund should be made without first reading that Fund’s prospectus.

The Victory Portfolios:

Equity Funds:

Diversified Stock Fund, Class A, C, R and I shares
Established Value Fund, Class A, and R shares
Global Equity Fund, Class A, C and I shares
International Fund, Class A, C and I shares
International Select Fund, Class A, C and I shares
Large Cap Growth Fund, Class A, C, and R shares
Small Company Opportunity Fund, Class A, R and I shares
Special Value Fund, Class A, C, R and I shares
Stock Index Fund, Class A, and R shares
Value Fund, Class A, C, R and I shares

Hybrid Funds:	Balanced Fund, Class A, C, R and I shares Investment Grade Convertible Fund, Class A and I shares

Fixed Income Funds:	Taxable Fixed Income Funds: Core Bond Fund, Class A and I shares Fund for Income, Class A, C and R shares

Tax-Exempt Fixed Income Funds: National Municipal Bond Fund, Class A shares Ohio Municipal Bond Fund, Class A shares

Money Market Funds:

Federal Money Market Fund, Select and Investor shares
Financial Reserves Fund, Class A shares
Government Reserves Fund, Trust and Select shares
Institutional Money Market Fund, Select and Investor shares
Ohio Municipal Money Market Fund, Class A shares
Prime Obligations Fund, Class A shares
Tax-Free Money Market Fund, Class A shares

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

Each Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.  A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy.  Each Fund is classified as an open-end investment company.  Three Funds are sub-classified as non-diversified investment companies: the Large Cap Growth, National Municipal Bond and Ohio Municipal Bond Funds.  All the other Funds are sub-classified as diversified investment companies.

The following policies and limitations supplement the Funds’ investment policies set forth in the prospectuses.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees (the “Board” or the “Trustees”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds.  The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.

1.             Senior Securities.

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

2.             Underwriting.

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), when reselling securities held in its own portfolio.

3.             Borrowing.

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authority having jurisdiction.

4.             Lending.

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

5.             Commodities.

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6.             Concentration.

None of the Funds may concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.  This restriction shall not prevent any Fund from investing all of its assets in a “master” fund that has adopted similar investment objectives, policies and restrictions.

Consistent with its investment objectives and policies, each of the Federal Money Market, Financial Reserves, Institutional Money Market and Prime Obligations Funds reserves the right to concentrate its investment in obligations issued by domestic banks.

When investing in industrial development bonds, each of Ohio Municipal Bond, Ohio Municipal Money Market, National Municipal Bond and Tax-Free Money Market Funds will look to the source of the underlying payments.  None of these Funds will invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.

7.             Tax-Exempt Income.

The Ohio Municipal Money Market Fund may not invest its assets so that less than 80% of its annual interest income is exempt from the federal regular income tax and Ohio state income taxes.

Non-Fundamental Investment Policies and Limitations of the Funds.  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.  Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund’s outstanding voting securities.

1.             Illiquid Securities.

None of the Funds may invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Notwithstanding the foregoing, as a matter of investment policy, none of the Money Market Funds invests in illiquid securities.

2.                                       Short Sales and Purchases on Margin.

None of the Funds may make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.                                       Other Investment Companies.

No Funds may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph, none of the Funds may: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the acquiring Fund’s investment adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

4.                                       Miscellaneous.

a.             Investment grade obligations.

Neither of the National Municipal Bond or Ohio Municipal Bond Funds may hold more than 5% of its total assets in securities that have been downgraded below investment grade.

b.             Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

c.             Foreign Issuers.

The Investment Grade Convertible Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.

d.             Unseasoned Issuers.

Neither the Federal Money Market Fund nor the Investment Grade Convertible Fund may invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years’ operation.

e.             Mortgage, Pledge or Hypothecation of Securities or Assets.

Neither the Federal Money Market Fund nor the Investment Grade Convertible Fund may pledge or hypothecate any of its assets.  For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

The Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings.  The Fund has no current intention of engaging in the lending of portfolio securities.

f.              Lending or Borrowing.

Neither the Fund for Income nor any of the Money Market Funds will lend any of its portfolio securities.

No Fund intends to borrow money for leveraging purposes.

5.                                       Other Restrictions

The Federal Money Market Fund may not invest in any instrument that is considered a “derivative” for purposes of the Ohio Uniform Depository Act, including a financial instrument or contract or obligation whose value or return is based upon or linked to another asset or index, or both, separate from the financial instrument, contract, or obligation itself.  Any security, obligation, trust account, or other instrument that is created from an issue of the U.S. Treasury or is created from an obligation of a federal agency or instrumentality or is created from both is considered a derivative instrument.  However, the Ohio Uniform Depository Act permits investment in eligible securities that have a variable interest rate payment based on (a) U.S. Treasury bills, notes, bonds, or any other obligation or security issued by the U.S. Treasury or any other obligation guaranteed as to principal or interest by the United States, including securities issued by the Government National Mortgage Association (“GNMA”); and (b) bonds, notes, debentures, or any other obligations or securities issued by any federal government agency or instrumentality, including but not limited to, the Federal National Mortgage Association (“FNMA”), Federal Home Loan Bank (“FHLB”), Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation (“FHLMC”) and Student Loan Marketing Association (“SLMA”).  The Ohio Uniform Depository Act does not permit, however, investment in (a) stripped principal or interest obligations of such eligible securities and obligations, or (b) variable-rate securities with a maximum maturity that exceeds two years.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Funds may make and strategies they may adopt.  The Funds’ investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectuses and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s prospectus and this SAI.

Debt Securities.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations.  Bonds, notes and debentures in which the Funds may invest may differ in interest rates, maturities and times of issuance.  The market value of a Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of a Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s NAV.

Convertible and Exchangeable Debt Obligations.  A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer.  Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company.  Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted).  As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock.  Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

Synthetic Convertibles.  The Investment Grade Convertible Fund also may invest in “synthetic convertibles.”  A synthetic convertible is created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”).  The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments.  The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs.  Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.  Each of the Balanced, Special Value and Stock Index Funds may invest up to 35%, 20% and 33-1/3%, respectively, of its total assets in short-term corporate debt obligations.

Demand Features.  A Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund.  Each Tax-Exempt Fixed Income Fund may invest in demand features without limit.  The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.  A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities.  The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security.  Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers’ Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its assets in CDs.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.  Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 25% of its total assets in Eurodollar CDs.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in these instruments.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.  The Prime Obligations Fund may invest in Yankee CDs without limit.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations.  Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in taxable commercial paper.  In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper.  See “Municipal Securities” below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality, in accordance with guidelines established by the Board, to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.  For a description of the rating symbols of each NRSRO see Appendix A to this SAI.

Short-Term Funding Agreements (sometimes referred to as guaranteed investment contracts or “GICs”) issued by insurance companies.  Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index.  The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund that are not readily marketable, will not exceed 15% of the Fund’s net assets.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.  Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its net assets in short-term funding agreements.  As a matter of investment policy, none of the Money Market Funds invests in short-term funding agreements or any other illiquid securities.

Variable and Adjustable Rate Debt Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument.  Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.  While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer’s financial status and ability to make payments due under the instrument.  Where necessary to ensure that a note is of “high quality,” a Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.  For purposes of a Fund’s investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.  Each of the Balanced, Convertible and Core Bond Funds may invest up to 35% of its total assets in variable amount master demand notes.  Each of the Diversified Stock, Large Cap Growth, Ohio Municipal Money Market, Special Value, Tax-Free Money Market and Value Funds and the Tax-Exempt Fixed Income Funds may invest up to 20% of its total assets in variable amount master demand notes.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.  The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions.  Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes.  A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value.  A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value.  Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Board, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund’s investment policies.  In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition.  Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default.  Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1.  A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2.  A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3.  A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4.  A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is “subject to a demand feature” where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.  The Investment Grade Convertible Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value Fund may invest up to 20% of its total assets in these securities.  The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity.  In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury receipts (“TRs”), Treasury investment growth receipts (“TIGRs”), and certificates of accrual on Treasury securities (“CATS”).  The Fund for Income may invest up to 20% of its total assets in U.S. government security receipts.  Each of the Core Bond, Diversified Stock, Established Value, Large Cap Growth, Small Company Opportunity, Stock Index and Value Funds may invest up to 20% of its total assets in receipts.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates.  For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.  This fluctuation increases in accordance with the length of the period to maturity.  The Financial Reserves, Institutional Money Market, Prime Obligations and Tax-Exempt Fixed Income Funds may invest in zero coupon bonds without limit, provided that these Funds satisfy the maturity requirements of Rule 2a-7 under the 1940 Act.  The Government Reserves Fund may invest in zero coupon U.S. government securities without limit, provided that the Fund satisfies the maturity requirements of Rule 2a-7 under the 1940 Act.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest in tax-exempt zero coupon bonds without limit, provided that these Funds satisfy the maturity requirements of Rule 2a-7 under the 1940 Act.  Each of the Taxable Fixed Income Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).

Investment Grade and High Quality Securities.

The Funds may invest in “investment grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality.  The applicable securities ratings are described in Appendix A to this SAI.  “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

High-Yield Debt Securities.

High-yield debt securities are below-investment grade debt securities, commonly referred to as “junk bonds” (those rated “Ba” to “C” by Moody’s or “BB” to “C” by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default.  These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay.  The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

An economic downturn could disrupt the high yield debt market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings.  Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.  If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund’s ability to sell these securities.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Since the risk of default is higher for high-yield debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.  In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.  Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Prices for high-yield debt securities may also be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

The Investment Grade Convertible Fund may invest up to 20% in securities that are either not rated or rated below investment grade. Each of the Balanced Fund and the Core Bond Fund may invest in high yield securities that are rated B or higher by an NRSRO, or by more than one NRSRO (“dualrated securities”) provided that each NRSRO has rated the security B or higher, or, if unrated, of equivalent credit quality. The Core Bond Fund may invest up to 10% of its net assets in such high yield securities and the Balanced Fund may invest up to 5% of its net assets in such high yield securities. Included within this limit are credit derivatives that are considered high yield instruments.

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand.  Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in loan participations.

U.S. Government Obligations.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  The Balanced Fund may invest up to 60% of its total assets in U.S. government securities.  The Investment Grade Convertible Fund may invest up to 35% of its total assets in these securities.  Each of the Ohio Municipal Money Market Fund, the Tax-Exempt Fixed Income Funds, and the Diversified Stock, Established Value, Large Cap Growth, Small Company Opportunity, Special Value, Stock Index (only U.S. Treasuries) and Value Funds may invest up to 20% of its total assets in U.S. government securities.

Wholly-Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) GNMA; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban

Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority (“TVA”); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation’s largest public power company, issues a number of different power bonds, quarterly income debt securities (“QUIDs”) and discount notes to provide capital for its power program.  TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities.  QUIDs pay interest quarterly, are callable after five years and are due at different times.  TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue.  Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

Municipal Securities.

Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

“Ohio Tax-Exempt Obligations” are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer’s bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities.  Municipal securities may include fixed, variable, or floating rate obligations.  Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts).  Each Tax-Exempt Fixed Income Fund may invest in refunding contracts without limit.

The two principal categories of municipal securities are “general obligation” issues and “revenue” issues.  Other categories of municipal securities are “moral obligation” issues, private activity bonds and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue.  There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories.  Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term “municipal securities,” as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.  The term “municipal securities” also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans.  Additionally, the term “municipal securities” includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  The Core Bond Fund may invest in tax, revenue and bond anticipation notes without limit.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code.  Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes.  Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities.  There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes.  Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund’s tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future.  The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation.  It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio.  Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities.  If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the “Code”), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America.  Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source.  The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility.  “Moral obligation” issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer.  The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities.  Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).  Each Tax-Exempt Fixed Income Fund may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment.  The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged.  The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above.  Certain debt obligations known as “industrial development bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities.  Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law.  The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state.  Such obligations are included within the term “municipal securities” if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax.  Funds that invest in private activity bonds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority that provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks.  Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer.  Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance.  Such policies are non-cancelable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration.  The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source.  The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds.  With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds.  This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities.  In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy the investment objective and policies of each Tax-Exempt Fixed Income Fund.  In meeting its investment policies, such a Fund may invest part of its total assets in municipal securities that are private activity bonds.  Moreover, although no such Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities.  Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state.  Such investments would be made only if deemed necessary or appropriate by the Adviser.

Risk Factors Associated with Certain Issuers of Municipal Securities.  A number of factors could impair a municipal issuer’s ability to service its debt.

General Obligation.  The following may negatively affect a general obligation issuer’s debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

Hospital and Health Care Facilities.  The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

Housing.  The following may diminish these issuers’ ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

Utilities.  The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

Mass Transportation.  The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations.  The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture.  The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees and penalties and fines.

Higher Education.  The following could diminish a higher education issuer’s debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

Banking.  In addition, there are certain risks associated with the concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit. or guaranteed by banks, which could occur in the Ohio Municipal Money Market Fund.  These investments may be susceptible to adverse events affecting the banking industry.

Municipal Lease Obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.  Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party.  A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.  Each Tax-Exempt Fixed Income Fund may invest up to 30% of its total assets in municipal lease obligations.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds.  State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt.  These may include voter referenda, interest rate limits, or public sale requirements.  Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt.  Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.  Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities.  No Tax-Exempt Fixed Income Fund currently intends to invest in below-investment grade municipal securities.  However, each Tax-Exempt Fixed Income Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade.  While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund’s ability to dispose of below-investment grade securities.  Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value.  The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Tax-Exempt Fixed Income Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations.  No Tax-Exempt Fixed Income Fund intends to invest in securities whose interest is federally taxable; however, from time to time, such a Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax.  For example, such a Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities.  Each such Fund may invest up to 20% of its total assets in taxable obligations.  In addition, the Tax-Free Money Market Fund may invest up to 20% of its total assets in taxable obligations.

Should a Tax-Exempt Fixed Income Fund invest in federally taxable obligations, it would purchase securities that in the Adviser’s judgment are of high quality.  This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements.  These Funds’ standards for high quality taxable obligations are essentially the same as those described by Moody’s in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of “A-1” and “A-2.”  In making high quality determinations such a Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax.  Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time.

The Tax-Exempt Fixed Income Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, such a Fund may hold cash that is not earning income.  In addition, there may be occasions when, in order to raise cash to meet redemptions, such a Fund may be required to sell securities at a loss.

Refunded Municipal Bonds.  In determining whether a Fund is “diversified” or “non-diversified” under the 1940 Act, the Fund is not limited in the percentage of its assets invested in U.S. government obligations.  Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act.  As a result, a Fund may invest in such refunded bonds issued by a particular municipal issuer without limit.  The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

Ohio Tax-Exempt Obligations.

As used in the prospectuses and this SAI, the term “Ohio Tax-Exempt Obligations” refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer’s bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms “income tax” and “taxation” do not include any possible incidence of any alternative minimum tax).  Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works and other utilities.  Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities.  In addition, certain debt obligations known as “private activity bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste disposal facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation.  Certain debt obligations known as “industrial development bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities.  Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law.  The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state.  Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax.  A Fund that invests in Ohio Tax-Exempt Obligations may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.  See “Dividends, Distributions, and Taxes” in the prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes.  Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future.  A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation.  It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America.  Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations.  A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations.  Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank.  The selling bank may receive a fee from the Fund in connection with the arrangement.  A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service (the “IRS”) that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Additional Information Concerning Ohio Issuers.  The Ohio Municipal Bond Fund and the Ohio Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations).  The Ohio Municipal Bond Fund and the Ohio Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.  The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers.  It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply.  However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

State specific mutual funds invest almost exclusively in municipal securities of issuers in their state.  Thus, state specific funds are more vulnerable to events unique in their state because they do not have the geographic diversification typically found in national municipal funds that buy municipal securities from issuers around the entire nation.  Tax policies, the political environment, economic activity, demographics and population trends can vary significantly among the states.  Also, the general business climate can vary between states.  The cost of doing business can differ around the country relating to a state’s minimum wage, union penetration and the costs of generating electricity in different regions of the country, for example.

Because the Ohio Municipal Bond and Ohio Money Market Funds invest almost exclusively in securities of issuers in the state of Ohio, the Funds are vulnerable to unfavorable economic conditions in Ohio that can impact the credit quality of all issuers in the state.  Adverse economic events that impact the Ohio economy can have an impact on the financial wherewithal of all issuers of municipal securities in the state.  Manufacturing, including auto-related manufacturing, remains a significant, but much less important, component of Ohio’s economy than in the past.  In general, any economic event or trends that negatively impacts manufacturing will have a greater negative impact on Ohio relative to other states that do not have as large a manufacturing component.  Favorably, in recent years, Ohio’s economy has become more diversified as the greatest growth has occurred in Ohio’s non-manufacturing sectors, including services.  Ohio’s health care sector has expanded and its high technology sector has grown too, as a result of state initiatives specifically targeting that area.  International trade and agriculture are other important segment of the Ohio economy.  International trade can be negatively impacted by adverse changes in the value of the dollar, while agriculture can be negatively impacted by weather, for example.  Any event that negatively impacts these segments of the economy in Ohio could negatively impact municipal finances in the state.

An aging and falling population in Ohio could negatively impact municipal finances over time.  Population could be negatively impacted if a high number of retirees decide to move to other states, for example.  A falling population could negatively impact municipalities as they lose their taxpayers.  Income taxes, sales taxes and property taxes as well as miscellaneous fees such as motor vehicle license fees could be negatively impacted as people move away and stop paying those taxes and fees in the State of Ohio.

Many municipal issuers, particularly school districts, get a large portion of their funding from the State of Ohio.  Thus, any event that negatively impacts the State of Ohio’s finances can carry over to other municipal security issuers in the state.  If the State of Ohio were to cut its funding to municipalities to relieve their own financial pressures should that occur, it could reverberate through to many issuers of municipal securities in the state.

There can be no assurance that Ohio municipalities will not be impacted by events that can negatively impact the price of their securities or their abilities to make principal and interest payments on their debt.

Mortgage- and Asset-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations.  All of these mortgage obligations can be used to create pass-through securities.  A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold.  The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date.  As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates.  Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.  Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-throughs purchased at a discount.  A Fund may purchase mortgage-backed securities at a premium or at a discount.  Among the U.S. government securities in which a Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities).  Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares.  Each Money Market Fund may invest in mortgage-backed securities without limit.  The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities.  Each Tax-Exempt Fixed Income Fund and the Investment Grade Convertible Fund may invest up to 35% of its total assets in tax-exempt mortgage-backed securities.  The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

Federal Farm Credit Bank Securities.  A U.S. government-sponsored institution, the Federal Farm Credit Bank (“FFCB”) consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises.  The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers.  Several dealers also maintain an active secondary market in these securities.  FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities.  Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution.  FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities.  Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities.  Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of FFCB or FHLMC, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities.  GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages.  Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders.  Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages.  GNMA Certificates that a Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”).  The GNMA guarantee is backed by the full faith and credit of the U.S. government.  GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages.  Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

A Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs.  The funds are paid by a Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years.  The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal.  Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued.  It is the Funds’ policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well.  When a Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years.  During this period of time prior to settlement of the trade, the Fund’s segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security.  If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

FHLMC Securities.  FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages.  FHLMC issues two types of mortgage pass-through securities (“FHLMC Certificates”), mortgage participation certificates and collateralized mortgage obligations (“CMOs”).  Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FHLMC guarantees timely monthly payment of interest on Participation Certificates and the ultimate payment of principal.  FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC.  Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

FNMA Securities.  FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages.  FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates (“FNMA

Certificates”) and CMOs.  FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs.  Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

SLMA Securities.  Established by federal decree in 1972 to increase the availability of education loans to college and university students, SLMA is a publicly traded corporation that guarantees student loans traded in the secondary market.  SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies.  SLMA issues short- and medium-term notes and floating rate securities.  SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations.  Mortgage-backed securities also may include CMOs.  CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.  The Balanced Fund may invest up to 40% of its total assets in CMOs.  The Investment Grade Convertible Fund may invest up to 35% of its total assets in CMOs.  Each Tax-Exempt Fixed Income Fund may invest up to 25% of its total assets in CMOs.  The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities.  A Fund may invest in mortgage-related securities issued by non-government entities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers can meet their obligations under the policies.  A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  A Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be invested in illiquid securities.  As a matter of investment policy, none of the Money Market Funds invests in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years.  Mortgage-related securities include CMOs and participation certificates in pools of mortgages.  The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years.  The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments.  The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets.  The impact of prepayment of mortgages is described under “Government Mortgage-Backed Securities.” Estimated average life will be determined by the Adviser.  Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser.  The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Forward Roll Transactions.  A Fund can enter into “forward roll” transactions with respect to mortgage-related securities.  In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.  The Fund will only enter into “covered” rolls.  To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.  For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.  The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans.  The collateral backing asset-backed securities cannot be foreclosed upon.  These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the pay-down characteristics of the underlying financial assets that are passed through to the security holder.  The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities.  Each of the Fixed Income Funds may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

The value of asset-backed securities, including those issued by structured investment vehicles (SIVs), may be affected by, among other things, changes in: interest rates, the quality of underlying assets or the market’s assessment of those assets, factors concerning the interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of entities that provide any credit enhancements.  SIVs generally have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs.

Each of the Financial Reserves Fund, Institutional Money Market Fund, and Prime Obligations Fund (collectively the “Funds”) owns obligations of SIV Portfolio plc (“Portfolio”), formerly Cheyne Finance LLC, a SIV.  On August 28, 2007, Portfolio breached a financial covenant related to the market value of its underlying collateral.  Portfolio subsequently became insolvent and defaulted in its obligations to pay interest and principal due to the noteholders.  The Trust’s Board, acting on the recommendation of the Adviser, and in the exercise of its business judgment, concluded that it would not be in the best interests of the Funds or their shareholders to dispose of the Portfolio securities at that time.  On April 16, 2008, the Funds received a partial payment on the Portfolio obligations they owned.

In mid-July 2008, Portfolio was restructured.  In an auction held by the receiver, bidders acquired approximately 21% of Portfolio’s non-cash assets.  The remaining non-cash assets were transferred to Gryphon Funding (“Gryphon”), a new SIV.  Portfolio retained 7.5% of its original assets in cash.  On August 15, 2008, Portfolio distributed the majority of this cash to shareholders, but retained approximately 1%.  As a result of the reorganization, the Funds currently hold interests in both Portfolio and Gryphon.  On September 5, 2008 Gryphon made the first quarterly cash distribution representing interest and principal paydowns from the underlying holdings.

On November 16, 2007, KeyCorp, the parent of the Adviser, established an irrevocable letter of credit for the benefit of the Institutional Money Market Fund to maintain its AAAm S&P rating.  The letter of credit required KeyCorp to contribute $7.5 million cash into a demand deposit account which the Institutional Money Market Fund could draw upon should certain triggering events occur.  Under the letter of credit, KeyCorp has agreed to maintain the mark-to-market net asset value of the Institutional Money Market Fund so that it does not fall below $0.9985 (or $0.9950 if the Institutional Money Market Fund no longer is rated by Standard & Poor’s Corporation).  On July 17, 2008, the letter of credit was amended to increase the amount to $15 million, to include the Prime Obligations Fund and the Financial Reserves Fund for the stated principal amount of the original Portfolio holdings of the Prime Obligations Fund and the Financial Reserves Fund and to maintain the mark to market net asset values of the Prime Obligations Fund and the Financial Reserves Fund so that they do not fall below $0.9950.

For purposes of carrying out the monitoring procedures, as described under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” later in this SAI, the Funds have reduced the mark-to-market values of the Portfolio and Gryphon securities to amounts below par.  These reductions have had minimal impact on the deviation between the Financial Reserves Fund’s mark-to-market net asset value, and its amortized cost price per share has remained at $1.00.  Through October 31, 2008, each of the Institutional Money Market Fund and the Prime Obligations Fund has drawn on the letter of credit for total amounts of $4.2 million and $1.5 million, respectively.  Through these draws, the Institutional Money Market Fund and the Prime Money Market Fund have maintained their rounded per share net asset values at $1.00.

The letter of credit will expire on November 6, 2009.  If either Portfolio or Gryphon is still outstanding on November 6, 2009, KeyCorp intends to seek permission to extend the letter of credit.  If an extension is not granted, or in the event that KeyCorp’s short term ratings should change such that they are no longer rated in the highest short-term rating category, KeyCorp has agreed to either maintain the Funds at the levels stated above or pay the principal of the remaining Portfolio and Gryphon obligations, unless the Adviser substitutes an obligation or credit support that is rated in the highest short-term rating category.

International and Foreign Investments.

General considerations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).

Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

The Global Equity, International, and International Select Funds intend to invest at least 80% of their assets in foreign equity securities traded on a foreign exchange.  The Large Cap Growth Fund may invest up to 20% of its total assets in foreign equity securities traded on a foreign exchange.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.

ADRs are depositary receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidences ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Each of the Diversified Stock, Established Value, Investment Grade Convertible, Large Cap Growth Fund, Small Company Opportunity, Special Value, and Value Funds may invest up to 20% of their assets in ADRs and the Balanced Fund invest up to 15% of its assets in these securities.

International and Foreign Debt Securities.

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Eurodollar Bonds”).  The Core Bond Fund may invest up to 20% of its total assets in Yankee Bonds.  International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund).  (See “Foreign Debt Securities” for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities.  Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments.  Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.  Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies.  Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.

In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries.  The Adviser will take such factors into consideration in managing a Fund’s investments.

Since most foreign debt securities are not rated, a Fund will invest in those foreign debt securities based on the Adviser’s analysis without relying on published ratings, Achievement of a Fund’s goals, therefore, may depend more upon the abilities of the Adviser than would otherwise be the case. The value of the foreign debt securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in debt securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign debt securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

The Core Bond, Global Equity, International, and International Select Funds may invest up to 20% of its total assets in foreign debt securities.  The Balanced Fund may invest up to 10% of its total assets in these securities.

Foreign Currency Considerations.  Because investments in foreign securities usually involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts, options on foreign currencies and foreign currency futures contracts and other currency related instruments, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Derivatives.

Forward Contracts.

The Balanced Fund may enter into forward currency exchange contracts (“forward contracts”).  A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).  The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies.  The Fund may also buy and sell forward contracts (to the extent they are not deemed “commodities”) for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the funds’ portfolio.  The Fund’s custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody’s or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund’s total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies.  If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts.  The segregated account is marked-to-market on a daily basis.  Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts.  In such event, the Fund’s ability to utilize forward foreign currency exchange contracts may be restricted.  The Fund generally will not enter into a forward contract with a term of greater than one year.  The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Futures and Options.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price.  In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.

Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges.  The Commodity Futures Trading Commission (the “CFTC”) regulates futures exchanges and trading under the Commodity Exchange Act.  Pursuant to a claim for exemption filed with the National Futures Association, the Funds are deemed not to be a commodity pool or a commodity pool operator under the Commodity Exchange Act and are not subject to registration or regulation as such.  In connection with this exemption, each Fund has undertaken to submit to any CFTC special calls for information.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt.  Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased).  Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give a Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Funds, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and are subject to change.  Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts.  When interest rates are expected to fall or market values are expected to rise, a Fund may purchase futures contracts in an attempt to secure better rates or prices for a Fund on anticipated purchases than those that might later be available in the market.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions.  The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It also is possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions.  Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Restrictions on the Use of Futures Contracts.  Any Fund (other than the Money Market Funds and the Established Value and Large Cap Growth Funds) may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs.

The Funds may utilize futures contracts for speculative purposes (for example, to generate income), to hedge or as a substitute for investing directly in securities.  A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund’s total assets.  In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.  Futures transactions will be limited to the extent necessary to maintain a Fund’s qualification as a regulated investment company.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established).  However, segregation of assets is not required if a Fund “covers” a long position.  For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.  In addition, where a Fund takes short positions, it need not segregate assets if it “covers” these positions.  For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

The Funds may only invest in futures contracts in a manner consistent with their policies for investing in derivative instruments, as established by the Board.  In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the requirements of the Internal Revenue Code (the “Code”) for qualification as a regulated investment company and a Fund’s intention to qualify as such.

Options. Call options and put options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

Options may be listed on a national securities exchange or traded over-the-counter. Exchange-listed options are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

Rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are frequently closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market.  If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions which may limit the Fund’s ability to realize its profits or limit its losses and adversely affect the performance of the Funds.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The seller of a call option remains obligated to sell the security to the buyer until the expiration of the option.  A seller also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  A call option is said to be covered when the seller of a call option owns the underlying instrument at all times prior to the exercise or expiration of the call option.

A Fund may purchase a call option on a security, financial future, index, currency or other instrument to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

A Fund may write (i.e. sell) call options in an attempt to realize a greater level of current income than would be realized on the securities alone as the writer of a call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. A Fund also may write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A put option is said to be covered when the buyer of a put option owns the underlying instrument at all times prior to the exercise or expiration of the put option

A Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The amount payable to a Fund upon its exercise of a “put” is normally (i) a Fund’s acquisition cost of the securities (excluding any accrued interest that a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund may acquire puts to facilitate the liquidity of its portfolio assets.  A Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security.  A Fund also may use puts, under certain circumstances, to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund’s assets.  See “Variable and Floating Rate Notes” and “Valuation” in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).  The Funds intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

Risk Factors in Option Transactions.  So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.  A Fund retains the risk of loss should the value of the underlying security decline.  Although the writing of call options only on national securities exchanges increases the likelihood of a Fund’s ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price.  The writing of call options could result in increases in a Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option.

The risk of writing put options is that the Fund may be unable to terminate its position in a put option before exercise by closing out the option in the secondary market at its current price if the secondary market is not liquid for a put option the Fund has written.  In such a case, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.  Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options.

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Restrictions on the use of Options. Except where allowed below, a Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.

None of the Money Market Funds may invest in options.

The following Funds may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio: Balanced, Diversified Stock, Global Equity, International, International Select, Small Company Opportunity, Special Value, Stock Index and Value Funds.  Each of these Funds may write covered calls on up to 25% of its total assets.

Fund for Income may write covered call options on up to 25% of its total assets and may also invest up to 5% of its total assets to purchase options or to close out open options transactions.

The Investment Grade Convertible Fund may purchase and write call options that are traded on U.S. securities exchanges.  The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets and the options must remain covered so long as the Fund is obligated as a writer.

The Global Equity, International, International Select and Small Company Opportunity Funds each may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio on up to 25% of its total assets. The Global Equity, International, International Select and Small Company Opportunity Funds may each write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own.  Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter.  The Funds also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Funds may seek to achieve many of the same objectives as through the use of options on individual securities.

Credit Default Swap Agreements.

The Core Bond and Balanced Funds may engage in credit default swap transactions (“CDS”).  Either Fund may enter into a CDS for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, or to gain exposure to certain markets in the most economical way possible.  In a CDS, the “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or the seller in a credit default transaction.  If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a Fund receives a quarterly fixed rate of income throughout the term of the contract, the contract of which typically is between six months and ten years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  CDS involve greater risks than if a Fund had invested in the reference obligation directly.  The Funds do not intend to use CDS for purposes of leverage.  Neither Fund will enter into a CDS with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund’s total assets.

Whether a Fund’s use of CDS agreements will be successful in furthering its investment objective of total return will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the event of the default or bankruptcy of a CDS agreement counterparty.  The Funds will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines).  Certain restrictions imposed on the Funds by the Code may limit the Fund’s ability to use CDS agreements.  The swap market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such agreements.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by Victory Capital Management Inc., the Funds’ investment adviser (“VCM” or the “Adviser”), in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of either Fund’s investment restriction concerning senior securities.

The Adviser has retained JPMorgan Chase & Co. to value any CDSs held by these Funds.

Prime Rate Indexed Adjustable Rate Securities.  Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers.  Market forces affecting a bank’s cost of funds and the rates that borrowers will accept determine the prime rate.  The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down.  Each of the Federal Money Market, Financial Reserves, Government Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its total assets in prime rate indexed adjustable rate securities.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities and securities that the Adviser determines to be illiquid.  In addition, the Funds consider over-the-counter options to be illiquid.  With respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.  As a matter of investment policy, none of the Money Market Funds invests in illiquid securities.

Restricted Securities. Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.  The Core Bond, Investment Grade Convertible and Prime Obligations Funds may invest in restricted securities without limit.  Each of the Balanced and Small Company Opportunity Funds may invest up to 35% of its total assets in these securities.  Each of the Diversified Stock, Large Cap Growth, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in these securities.  Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest 20% of its total assets in taxable restricted securities.  The Federal Money Market Fund may invest up to 10% of its net assets in these securities.

Securities of Small-Capitalization Companies. While historically small-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Small-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because small-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests.  The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies.  These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership.  The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  Each Equity Fund and the Balanced Fund may invest up to 10% of its total assets in warrants.  The Investment Grade Convertible Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.

Refunding Contracts.  A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract.  Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price).  A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.  When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments.  A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.  The Funds may acquire standby commitments to enhance the liquidity of portfolio securities.  Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time.  The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments.  In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity.  Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies.  Except for investment in money market funds, a Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

Exchange Traded Funds. (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  A Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

Risk Factors Associated with Investments in ETFs.  ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline.  An overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Convertible Preferred Stock.  The Investment Grade Convertible Fund may invest in convertible preferred stock, which is a class of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets and it convertible into common stock.

Preferred Stocks are instruments that combine qualities both of equity and debt securities.  Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document.  Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights.  Each of the Core Bond and Investment Grade Convertible Funds may invest up to 35% of its total assets in preferred stocks.  Each of the Diversified Stock, Large Cap Growth, Small Company Opportunity, Special Value and Value Funds may invest up to 20% of its total assets in preferred stocks.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities.  REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest in and own real estate properties.  Their revenues come principally from rental income of their properties.  Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio.  Mortgage REITs deal in investment and ownership of property mortgages.  These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities.  Their revenues are generated primarily by the interest that they earn on the mortgage loans.  Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.  Each of the Balanced, Diversified Stock, Established Value, Investment Grade Convertible, Small Company Opportunity, Special Value and Value Funds may invest up to 25% of its total assets in REITs.  Each of the Large Cap Growth and Stock Index Funds may invest up to 20% of its total assets in REITs.

Eligible Securities for the Money Market Funds.

High-quality investments are those obligations that, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO; (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii).  For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer’s short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund.  (The above described securities that may be purchased by the Money Market Funds are referred to as “Eligible Securities.”)

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser.  A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

Appendix A of this SAI identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO.  A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

INVESTMENT STRATEGIES.

Each Fund’s principal investment strategies are described in its prospectus.  To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures.  For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements.  (See “Foreign Investments” for a description of risks associated with investments in foreign securities.)  These temporary defensive measures may result in performance that is inconsistent with a Fund’s investment objective.

Repurchase Agreements.  Securities held by a Fund may be subject to repurchase agreements.  Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  Each of the Balanced, Core Bond, Investment Grade Convertible Funds and the Fund for Income may invest up to 35% of its total assets in repurchase agreements.  Each of the Government Reserves Fund, Ohio Municipal Money Market, Tax-Free Money Market, National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Established Value, Large Cap Growth, Small Company Opportunity, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in repurchase agreements.  Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible and Federal Money Market Funds.  With respect to repurchase agreement transactions entered into by the Investment Grade Convertible Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments.  With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon and bonds, notes, debentures or any other obligations or securities in which the Fund may invest.  The Investment Grade Convertible Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets would be so invested.  As a matter of investment policy, none of the Money Market Funds invests in illiquid securities.  Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements.  A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time a Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions.  The Balanced, Core Bond, Diversified Stock, Established Value, Large Cap Growth, Small Company Opportunity, Special Value, Stock Index and Value Funds may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  KeyBank National Association (“KeyBank”), an affiliate of the Adviser, serves as lending agent for these Funds, pursuant to a Securities Lending Agency Agreement that was approved by the Board.  Under the Funds’ current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Funds whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions.  Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  The Funds will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Funds or the borrower at any time.  While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Adviser or KeyBank has determined are creditworthy under guidelines established by the Board.  Although these loans are fully collateralized, there are risks associated with securities lending.  The fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the funds. Each of the Funds listed above will limit its securities lending to 33-1/3% of its total assets.

Short Sales Against-the-Box.  The Funds will not make short sales of securities, other than short sales “against-the-box.”  In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities.  If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

When-Issued Securities.  A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account.  Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.  The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions.  A Fund may buy and sell securities on a delayed-delivery basis.  These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future).  Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments.  Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage.  When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations.  When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies.  In addition to the principal strategies described in the prospectuses, certain Funds may engage in the secondary investment strategies outlined below.

•                  The Balanced Fund may invest up to 5% of its total assets in investment-grade municipal obligations.

•                  Each of the Balanced, Fund for Income, National Municipal Bond and Ohio Municipal Bond Funds may, but is not required to, use derivative instruments.

•                  Each of the Diversified Stock and Value Funds may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

•                  The Large Cap Growth Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations.

•                  The Investment Grade Convertible Fund may invest up to 35% of its total assets in corporate debt securities, common stock, U.S. government securities and high-quality short-term debt obligations, preferred stock and repurchase agreements; and up to 10% of its total assets in foreign debt and equity securities.

•                  The Core Bond Fund may invest up to 35% of its total assets in high-quality, short-term debt obligations; up to 20% of its total assets in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations; and in international bonds, foreign securities and derivative instruments, such as futures contracts, options and securities that may have warrants or options attached.

•                  The Established Value Fund may invest up to 20% of its total assets in short-term U.S. government obligations, repurchase agreements, short-term debt obligations and investment grade debt securities.

•                  The Small Company Opportunity Fund may invest up to 20% of its total assets in: equity securities of larger companies (those with market capitalizations in the top 20% of the 5,000 largest U.S. companies), investment-grade securities, preferred stocks, short-term debt obligations and repurchase agreements.

•                  The Special Value Fund may invest up to 20% of its total assets in investment-grade debt securities and preferred stocks; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the prospectuses on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  With respect to the Money Market Funds, a “Business Day” is a day on which the NYSE, the Federal Reserve Bank of Cleveland and the bond market are open.  The Fixed Income Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser.  In the event that a Fixed Income Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Money Market Funds.

Use of the Amortized Cost Method.  Each Money Market Fund uses the amortized cost method to determine its NAV.  The Money Market Funds’ use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act.  Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds’ investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7.  This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument.  The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days.  Should the disposition of a Money Market Fund’s security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

Monitoring Procedures.  The Board also has established procedures reasonably designed, taking into account current market conditions and the Trust’s investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00.  These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share.  In the event such deviation exceeds 0.5% ($0.005), Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated.  If the Board believes that the extent of any deviation from a Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results.  These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund’s outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Board, present minimal credit risks and are “Eligible Securities” as defined in Rule 2a-7.  See “Investments in Which the Funds Can Invest.”  An Eligible Security generally must be rated by at least one NRSRO.  Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer.  If the instruments are not rated, the Board or its delegate must determine that the instruments are of comparable quality.

The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, that generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount that may be invested in the securities of any one issuer.  Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security.  This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund.  Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount that it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities.  However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts.  Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution.  With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities.  Where a put is a Second-Tier Security, no more than 5% of the money market fund’s total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations.  This policy may, from time to time, result in high portfolio turnover.  Under the amortized cost method of valuation, any unrealized appreciation or depreciation of the portfolio affects neither the amount of daily income nor the NAV.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund’s portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Fixed Income Funds.

Investment securities held by the Fixed Income Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities.  Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities.  Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value.  Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity and Hybrid Funds.

Each equity security held by a Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price (“NOCP”).  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds.

Time zone arbitrage.  The Global Equity, International and International Select Funds (the “International Funds”) invest a significant amount of their assets in foreign securities, which may expose them to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Funds calculate their net asset value.

If successful, time zone arbitrage might dilute the interests of other shareholders.  For this reason, the International Funds impose a 2% redemption fee in certain circumstances, to attempt to deter time-zone arbitrage.

The International Funds also use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value.  Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds.  If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Fund’s net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee.  Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indicies, and adjustment co-efficients based on fair value models developed by independent service providers.  The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the New York Stock Exchange.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.  Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

PERFORMANCE.

Money Market Funds.

Performance for a class of shares of a Money Market Fund depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates on money market instruments; changes in Fund (class) expenses; and the relative amount of Fund (class) cash flow.  From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services and financial publications.

Yield.  The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the “base period.”  This yield is computed by:

•                                          determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

•                                          dividing the net change in the account’s value by the value of the account at the beginning of the base period to determine the base period return; and

•                                          multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees.

Effective Yield.  The Money Market Funds’ effective yields are computed by compounding the unannualized base period return by:

•                                          adding 1 to the base period return;

•                                          raising the sum to the 365/7th power; and

•                                          subtracting 1 from the result.

Tax Equivalent Yield and Tax Equivalent Effective Yield.  The Tax-Free Money Market and Ohio Municipal Money Market Funds also may advertise a “tax equivalent yield” and a “tax equivalent effective yield.”  Tax equivalent yield will be computed by dividing that portion of a Fund’s yield that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the yield of a Fund that is not tax-exempt.  The tax equivalent effective yield for a Fund is computed by dividing that portion of the effective yield of the Fund that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of a Fund that is not tax-exempt.

The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Free Money Market and Ohio Municipal Money Market will vary in response to fluctuations in interest rates and in the expenses of the Fund.  For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

Total Return Calculations.  Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and net capital gain distributions (if any) and any change in the NAV of a Fund over the period.  Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.  For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years.  While average annual total returns (or “annualized total return”) are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.  When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price.

In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period.  Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period.  Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.  Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Equity, Hybrid and Fixed Income Funds (the “Non-Money Market Funds”).

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of Non-Money Market Fund shares may be advertised.  An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Non-Money Market Fund’s performance.  A Non-Money Market Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Non-Money Market Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares.  The yield and total returns of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield.  The “yield” (referred to as “standardized yield”) of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)[6] - 1]
cd

The symbols above represent the following factors:

a =	dividends and interest earned during the 30-day period.
b =	expenses accrued for the period (net of any expense reimbursements).
c =	the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =	the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period.  The standardized yield may differ from the “dividend yield” of that class, described below.  Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns.  From time to time a Non-Money Market Fund may quote a “dividend yield” or a “distribution return” for each class.  Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period.  Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period.  The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period.  Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders.  The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year
Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Tax Equivalent Yield.  The Tax-Exempt Fixed Income Funds also may advertise a “tax equivalent yield.”  Tax equivalent yield will be computed by dividing that portion of a Fund’s yield that is tax-exempt (assuming no deduction for state taxes paid) by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

Total Returns — General.  Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period.  After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions.  After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectuses.

Total Returns Before Taxes.  The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes

P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions

P

From time to time the Non-Money Market Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  A Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund).  A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders.  The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

In addition, advertisements and sales literature may refer to the National Association of Insurance Commissioners approved list of direct obligations/full faith and credit exempt money market funds (the “NAIC List”).  The Federal Money Market and Government Reserves Funds are on the NAIC List.  Inclusion on the NAIC List reflects a Fund’s ability to maintain at all times: (1) a rating of “Am” or better from S&P or a rating of “A” or better from Moody’s or an equivalent or better rating from another NRSRO; (2) a constant NAV of $1.00 and the payment of redemption proceeds in no more than seven days; and (3) investments of at least 95% of its total assets in U.S. government securities, shorts term debt instruments, class 1 bonds and collateralized repurchase agreements comprised of such obligations.  Each of these Funds is rated AAAm by S&P.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.  Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) And Valuing Portfolio Securities” is subject to change.  When the NYSE is closed (and in the case of the Money Market Funds, when the Federal Reserve Bank of Cleveland or the bond market is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests.  A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund, other than the Money Market Funds, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege.  The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders.  Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order.  Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

Purchasing Shares.

Alternative Sales Arrangements — Class A, C, R and I Shares.  Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge.  Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares.  Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge.  Which class would be advantageous to an investor depends on the number of years the shares will be held.  Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge.  Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund.  However, each class has different shareholder privileges and features.  The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares.  Victory Capital Advisers, Inc., the Funds’ distributor (the “Distributor”), may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales.  Payments with respect to Class C shares will equal 1% of the purchase price of the Class C shares sold by the dealer or institution.  The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased.  After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.  Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase.  Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Advisory and Other Contracts — Class C and Class R Shares Rule 12b-1 Plan.”  There is no conversion feature applicable to Class C shares.  Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares.  Except for the Stock Index Fund, which does not pay any Rule 12b-1 fees, Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C and Class R Share Rule 12b-1 Plan.”  There is no conversion feature applicable to Class R shares.  Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $5,000,000, and IRA rollovers from .

No initial sales charges or CDSCs are imposed on Class I shares.  Class I shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C, R and I Share Rule 12b-1 Plan.”  There

is no conversion feature applicable to Class I shares.  Distributions paid to holders of a Fund’s Class I shares may be reinvested in additional Class I shares of that Fund or Class I shares of a different Fund.

The minimum investment required to open an account for Class I shares is $2,500,000. Class I shares are also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $25,000,000. The Fund will consider a lower initial investment if, in the opinion of Victory Capital Advisers Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000.  For group retirement plans, the investment minimum is determined based on the aggregate amount of plan assets.  Only certain investors are eligible to buy Class I shares and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses.  General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class.  Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs.  Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class.  Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances.  The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Balanced, Diversified Stock, Established Value, Global Equity, International, International Select, Large Cap Growth, Small Company Opportunity, Special Value, Stock Index and Value Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 and above*	0.00%	**

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Core Bond, Investment Grade Convertible, National Municipal Bond and Ohio Municipal Bond Funds and the Fund for Income.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
$500,000 to $999,999	1.00%	0.50%
$1,000,000 and above*	0.00%	**

•                  There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a shareholder service fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**          Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase.  CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption.  No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers.  If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various broker-dealers in connection with the sale or servicing of Fund shares sold or held through those broker-dealers.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  The following table summarizes these arrangements as of December 31, 2009 and amounts paid during the fiscal year ended October 31, 2009.

Broker-Dealer	Maximum Annual Fee as a Percentage of Fund Average Daily Net Assets	Aggregate Amount Paid during 2009
Associated Securities Corp.	0.20%
Buck Kwasha Securities	0.10%
Charles Schwab	0.15%
Citi Fund Services Inc.	0.15%
Citigroup Global Markets Inc.	0.12%
First Trust Corp.	0.25%
Lincoln Financial Group	0.15%
Linsco Private Ledger Corp.	0.25%
Merrill Lynch	0.25%
Mid Atlantic Capital Group	0.25%
Morgan Stanley DW Inc	0.20%
MSCS Financial Services	0.25%
New York Life Distributors Inc	0.25%
Pershing LLC	0.15%
Prudential Financial	0.20%
Prudential Investments	0.10%
T. Rowe Price	0.15%
UBS Financial Services Inc	0.10%

Wachovia Bank NA	0.20%

Broker-Dealer	Other Fee Arrangement	Aggregate Amount Paid during 2009
Associated Securities Corp.	$20 per account	$—

In addition to the payments described above, the Adviser (or its affiliates), from their own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries.  The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments.  For the fiscal year ended October 31, 2009, the Adviser (or its affiliates) paid (or reimbursed the Distributor for paying) a total of $             to non-broker dealers in connection with the sale or servicing of Fund shares.

The Money Market Funds and Class R shares of the Funds do not impose initial or deferred sales charges on their shares.  Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge.  Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge).  To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase.  An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses.  The following points provide additional information about these programs.

•                  Retirement Plans.  Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) with plan assets greater than $5,000,000 and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge.  (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

Investment Professionals servicing retirement plans and who receive up-front payments may receive payment on purchases of Class A shares that are sold at NAV as follows: 0.50% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $5 million; and 0.25% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million to $9,999,999.  In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders. No up-front payments will be made to firms that do not pay such up-front payments to their investment professionals or who do not consent to potential CDSC fees.

Except as noted in this SAI, a CDSC of up to 0.75% is imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

•                  Service Providers.  Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint.  To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price.

•                  Letter of Intent.  If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases.  Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter.  For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time.  To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased.  Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter.  If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months.  Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Sample Calculation of Maximum Offering Price.

Each Money Market Fund is sold and redeemed at NAV (usually $1.00), without any initial sales charges or CDSCs.  Class A shares of the Equity Funds and the Balanced Fund are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds and the Investment Grade Convertible Fund are sold with a maximum initial sales charge of 2.00%.*  Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase.  Class R and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.  The following tables show the maximum offering price per share of each class of each Non-Money Market Fund, using the Fund’s relevant NAV as of October 31, 2009.

Class A Shares of the Equity Funds and the Balanced Fund.

Fund	NAV and redemption price per Class A share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public
Balanced
Diversified Stock
Established Value
Large Cap Growth
Small Company Opportunity
Special Value

* A CDSC of 0.75% is imposed on certain redemptions of Class A shares, as described above.

Fund	NAV and redemption price per Class A share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public
Stock Index
Value

Class A Shares of the Convertible and the Fixed Income Funds.

Fund	NAV and redemption price per Class A share	Maximum sales charge (2.00% of offering price)	Maximum offering price to public
Core Bond
Fund for Income
Investment Grade Convertible
National Municipal Bond
Ohio Municipal Bond

Class C Shares of Certain Funds.

Fund	Class C NAV, offering price and redemption price per Class C share
Balanced
Diversified Stock
Large Cap Growth
Fund for Income
Special Value
Value

Class I Shares of Certain Funds.

Fund	Class I NAV, offering price and redemption price per Class I share
Balanced
Core Bond
Diversified Stock
Investment Grade Convertible
Special Value
Small Company Opportunity
Value

Class R Shares of Certain Funds.

Fund	Class R NAV, offering price and redemption price per Class R share
Balanced
Diversified Stock
Established Value
Fund for Income
Large Cap Growth
Small Company Opportunity

Fund	Class R NAV, offering price and redemption price per Class R share
Special Value
Stock Index
Value

Redeeming Shares.

Contingent Deferred Sales Charge — Class A and C Shares.  No CDSC is imposed on:

•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.  In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege.  Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order.  No service charge is currently made for reinvestment in shares of the Funds.  Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement.  The shareholder must ask the Distributor for such privilege at the time of reinvestment.  Any capital gain that was realized when the shares were redeemed is taxable and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid.  That would reduce the loss or increase the gain recognized from redemption.  The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS.

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment.  The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income.  Each Fund declares and pays capital gains dividends annually.  The Money Market Funds declare dividends daily and pay them monthly.  Each of the Balanced Fund and the Fixed Income Funds declares and pays dividends monthly.  Each of the Equity Funds and the Investment Grade Convertible Fund declares and pays dividends quarterly.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class.  Dividends are calculated in the same manner, at the same time and on the same day for shares of each class.  However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES.

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds.  The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  As explained below, however, such carryforwards are subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS in effect for the month in which the ownership change occurs (the rate for December 2009 is                    %).  The Funds will use their best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.  The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of October 31, 2009 (amount in thousands).

Fund	Approximate Capital Loss Carryforward		Year of Expiration
Balanced	$3,470		2016
Core Bond	1,297		2010
	3,857		2013
	4,629		2014
	949		2016
Diversified Stock	5,948		2010
	271,789		2016
Established Value	1,716		2016
Financial Reserves	—	(a)	2011
	1		2014
	1,885		2016
Fund for Income	691		2009
	1,886		2010
	6,735		2011
	14,071		2012
	7,637		2013
	6,110		2014
	9,829		2015
	3,917		2016
Institutional Money Market	1		2013
	1		2015
	1,341		2016
Investment Grade Convertible	4,758		2016
Large Cap Growth	113		2014
	1,147		2016
National Municipal Bond	96		2015
	77		2016
Ohio Municipal Bond	82		2015
	97		2016
Ohio Municipal Money Market	—	(a)	2009
	—	(a)	2010

Fund	Approximate Capital Loss Carryforward		Year of Expiration
	—	(a)	2013
Prime Obligations	4,618		2016
Small Company Opportunity	15,315		2016
Special Value	103,743		2016
Stock Index	37,517		2010
	5,337		2011
Tax-Free Money Market	3		2009
	11		2014
	2		2015
Value	20,060		2016

(a) Rounds to less than $1,000

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the

Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the Income Requirement described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  (Tax-exempt interest on municipal obligations is not subject to the excise tax.)  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market and Tax-Free Money Market Funds (the “Tax-Exempt Funds”) intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund’s taxable year at least 50% of its total assets consists of tax-exempt municipal obligations.  Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund’s tax-exempt interest income (net of expenses and amortized bond premium).  Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes.  However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns.  Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.  Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers.  In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.  For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings.  Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in tax preference items.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income and subject to federal income tax.  Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a Tax-Exempt Fund.  Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund that are derived from interest on such bonds.  Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States.  Prospective investors should consult their own advisers as to such consequences.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares.

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this.  If the NAV of a Money Market Fund varies from $1.00 per share and, for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to years of the Fund beginning in 2005, 2006 or 2007.  The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in a Fund.

TRUSTEES AND OFFICERS.

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  The Board currently has eleven trustees, all but two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.  The Board currently has two Advisory Trustees who, upon their election by shareholders, will be Independent Trustees of the Trust.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.  Each Trustee oversees 23 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David Brooks Adcock, (1951)	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System. (1982-2006).	None.
Nigel D. T. Andrews, (1947)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.
Teresa C. Barger, (1955)	Trustee	December 2009

Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).

None.
E. Lee Beard, (1951)	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants.	None.
Lyn Hutton, (1950)	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
John L. Kelly, (1953)	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. Financial Consultant, (2003-2009).	None.
David L. Meyer, (1957)	Advisory Trustee	December 2008	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.)(2002-2008)	None.
Karen F. Shepherd, (1940)	Trustee	August 2002	Retired	UBS Bank USA; OC Tanner Co.
Leigh A. Wilson, (1944)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (23 portfolios) and Old Mutual Insurance Series (8 portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Interested Trustee

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David C. Brown, † (1972)	Trustee	May 2008	Chief Operating Officer, Victory Capital Management Inc. (since July 2004).	None.
Robert L. Wagner, † (1954)	N/A	N/A	Chief Executive Officer, Victory Capital Management Inc. (since July 2004).	None.

†Messrs. Brown and Wagner are “Interested Persons” by reason of their relationship with Victory Capital Management Inc.

The Board currently has an Audit Committee, Investment Committee, Service Provider Committee, Board Governance and Nominating Committee and Agenda Committee.  The current membership of each Committee is set forth below.

The members of the Audit Committee, all of whom are Independent Trustees, are Ms. Beard (Chair), Mr. Adcock Mr. Meyer and Ms. Shepherd. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The members of the Investment Committee are Mr. Kelly (Chair), Mr. Andrews, Ms. Barger, Ms. Hutton, and Mr. Wilson. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Service Provider Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Brown, Mr. Meyer, and Ms. Shepherd. This Committee negotiates the terms of the written agreements with the Fund’s service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its annual review of the Fund’s investment advisory agreement.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. The Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.  The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2009, the Board held eleven meetings; the Audit Committee held four meetings; the Investment Committee held six meetings; the Service Provider Committee held five meetings; the Board Governance and Nominating Committee held five meetings; and the Agenda Committee held five meetings (but took no formal action). In addition, several Sub-Committees and Special Committees met at various times during the fiscal year.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2009.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.  As of January 31, 2010, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex

Mr. Adcock	Diversified Stock: $50,001 — $100,000 Fund for Income: Over $100,000 Prime Obligations Fund: Over $100,000 Stock Index: $10,001 — $50,000	Over $100,000

Mr. Andrews	Diversified Stock: Over $100,000	Over $100,000

Ms. Barger	Balanced: $10,001 — $50,000 Established Value: $10,001 — $50,000 Small Company Opportunity: $10,001 — $50,000	$50,000 - $100,000

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex

Ms. Beard

Diversified Stock: $10,001 — $50,000

Large Cap Growth: $10,001 — $50,000

Fund for Income: $10,001 — $50,000

Investment Grade Convertible: $10,001 — $50,000

Special Value: $10,001 — $50,000

Value: $1 — $10,000

Over $100,000

Ms. Hutton	Diversified Stock: $1 — $10,000 Prime Obligations: Over $100,000 Value: $1 — $10,000	Over $100,000

Mr. Kelly	None	None

Mr. Meyer	Diversified Stock: $50,001 — $100,000 Prime Obligations: $10,001 — $50,000 Small Company Opportunity: $10,001 — $50,000 Special Value: $10,001 — $50,000	Over $100,000

Ms. Shepherd	Diversified Stock: $50,001 — $100,000 Government Reserves: $50,001 — $100,000 International: $10,001 — $50,000 Prime Obligations: $10,001 — $50,000 Special Value: $10,001 — $50,000	Over $100,000

Mr. Wilson	Diversified Stock: Over $100,000 Special Value: $50,001 — $100,000 Value: $50,001 — $100,000	Over $100,000

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex

Mr. Brown†

Diversified Stock: $50,001 — $100,000

Investment Grade Convertible: $1 — $10,000

Special Value: $10,001 — $50,000

Small Company Opportunity: $10,001 — $50,000

Value: $10,001 — $50,000

International: $10,001 — $50,000

Large Cap Growth: $10,001 — $50,000

National Municipal Bond: $10,001 — $50,000

Over $100,000

Mr. Wagner†

Large Cap Growth: Over $100,000

Diversified Stock: $10,001 — $50,000

International: $10,001 — $50,000

Small Company Opportunity: $10,001 - $50,000

Special Value: $10,001 — $50,000

Value Fund: $10,001 — $50,000

Over $100,000

†Messrs. Brown and Wagner are “Interested Persons” by reason of their relationship with Victory Capital Management Inc.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex pays each Independent Trustee and each Advisory Trustee $105,000 per year for his or her services to the Funds in the Complex.  The Independent Chair will be paid an additional retainer of $58,340 per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following table indicates the compensation received by each Trustee and the Chief Compliance Officer from the Trust and the Victory Fund Complex for the fiscal year ended October 31, 2009.  As of October 31, 2009, there were 24 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex

Mr. Adcock	$105,699	$110,000
Mr. Andrews	105,699	110,000
Ms. Barger	105,819
Ms. Beard	105,699	110,000
Ms. Hutton	105,699	110,000
Mr. Kelly	105,699	110,000
Mr. Meyer	110,651	110,000
Dr. Morrissey*
Ms. Shepherd	105,699	110,000
Mr. Wilson	161,744	110,000

*  Dr. Morrissey, who had been an Interested Trustee, retired effective June 24, 2009.

Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex

Mr. Brown†	None	None
Mr. Wagner†	None	None

†Messrs. Brown and Wagner are “Interested Persons” by reason of their relationship with Victory Capital Management Inc.

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex

Mr. Edward J. Veilleux	$	$

Deferred Compensation

In addition to the compensation detailed above, each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex.  Such amounts are invested in one or more Funds, as selected by the Trustee.  The following table lists, as of December 31, 2009, the Trustees who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Funds owned and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	Fund for Income	$110,000
Ms. Barger	Established Value	27,255
	Small Company Opportunity	27,255
	Balanced	27,255
Ms. Shepherd	Government Reserves	55,000

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.  Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Funds’ sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years

Mr. Michael Policarpo, II, (1974)	President	May 2008	Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005).

Mr. Peter W. Scharich, (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006).

Mr. Christopher K. Dyer, (1962)	Secretary	February 2006	Head of Mutual Fund Administration, Victory Capital Management, Inc.

Mr. Jay G. Baris, (1954)	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, (1968)	Treasurer	May 2006	Vice President, Fund Administration, Citi.

Mr. Michael J. Nanosky, (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009

Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Mr. Edward J. Veilleux, (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Fund’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC.  The Adviser is a wholly owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp.  As of December 31, 2009, the Adviser and its affiliates managed assets totaling in excess of $     billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114.  As of December 31, 2009, KeyCorp had an asset base of approximately [$    ] billion, with banking and trust and investment offices throughout the United States.  KeyCorp’s major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets.  Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Equity Funds

Fund	Advisory Fee
Diversified Stock	0.65% on the first $800 million, 0.60% on the next $1.6 billion and 0.55% on assets in excess of $2.4 billion

Fund	Advisory Fee
Established Value	0.65% on the first $100 million, 0.55% on the next $100 million and 0.45% on assets in excess of $200 million
Global Equity	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion
Large Cap Growth	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million
International	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion
International Select	0.80% on the first $2.5 billion, 0.75% on the next $2.5 billion and 0.70% on assets in excess of $5 billion
Small Company Opportunity	0.85% on the first $500 million and 0.75% on assets in excess of $500 million
Special Value	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million
Stock Index	0.25% on the first $400 million, 0.20% on the next $400 million and 0.15% on assets in excess of $800 million
Value	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million

Hybrid Funds

Fund	Advisory Fee
Balanced	0.60% on the first $400 million, 0.55% on the next $400 million and 0.50% on assets in excess of $800 million
Investment Grade Convertible	0.75% on the first $400 million, 0.65% on the next $400 million and 0.60% on assets in excess of $800 million

Taxable Fixed-Income Funds

Fund	Advisory Fee
Core Bond	0.50% on the first $400 million, 0.45% on the next $400 million and 0.40% on assets in excess of $800 million
Fund for Income	0.50% on the first $400 million, 0.45% on the next $400 million and 0.40% on assets in excess of $800 million

Tax-Exempt Fixed-Income Funds

Fund	Advisory Fee
National Municipal Bond	0.55% on the first $400 million, 0.50% on the next $400 million and 0.45% on assets in excess of $800 million
Ohio Municipal Bond	0.55% on the first $400 million, 0.50% on the next $400 million and 0.45% on assets in excess of $800 million

Money Market Funds

Fund	Advisory Fee
Federal Money Market	0.25% on the first $1.5 billion, 0.20% on the next $1.5 billion and 0.15% on assets in excess of $3 billion

Fund	Advisory Fee
Financial Reserves	0.50%
Government Reserves	0.40% on the first $3 billion, 0.30% on the next $500 million and 0.25% on assets in excess of $3.5 billion
Institutional Money Market	0.20% on the first $1.5 billion, 0.17% on the next $1.5 billion and 0.15% on assets in excess of $3 billion
Ohio Municipal Money Market	0.45% on the first $600 million, 0.35% on the next $600 million and 0.25% on assets in excess of $1.2 billion
Prime Obligations	0.35% on the first $1.5 billion, 0.30% on the next $500 million, 0.25% on the next $500 million and 0.20% on assets in excess of $2.5 billion
Tax-Free Money Market	0.35% on the first $600 million, 0.30% on the next $600 million and 0.25% on assets in excess of $1.2 billion

Fee Waivers and Expense Reimbursements.

Where the Adviser has contractually and/or voluntarily agreed to waive its investment advisory fees, and reimburse expenses when necessary, so that the net operating expenses of a Fund do not exceed certain limits, those limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.  There is no guarantee that the limits will remain in place or at the same level in the future.

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Agreement”), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of each Fund (as defined under “Additional Information — Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.  The Board most recently renewed the Agreement on December 2, 2009. The Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser.  The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.  For the three fiscal years ended October 31, 2009, the Adviser was paid the following advisory fees with respect to the Funds.  The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

	2009		2008		2007
Fund	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
Balanced			$721,652	$—	$784,523	$—
Core Bond			765,285	—	789,899	—
Diversified Stock			24,494,824	—	23,812,041	—
Established Value			1,465,103	—	1,616,987	—
Federal Money Market			4,614,514	—	4,037,643	—
Financial Reserves			3,335,663	—	2,563,149	—

	2009		2008		2007
Fund	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
Fund for Income			1,476,317	—	1,422,048	—
Government Reserves			3,742,395	—	4,140,276	—
Institutional Money Market.			3,588,429	—	3,360,133	—
International			—	—	—	—
International Select			—	—	—	—
Investment Grade Convertible			362,751	—	476,289	—
Large Cap Growth			70,961	—	40,201	3,082
National Muni Bond			395,058	—	395,731	—
Ohio Municipal Bond			608,120	—	604,306	—
Ohio Muni Money Market.			1,732,277	—	1,812,129	—
Prime Obligations			3,356,425	—	3,293,599	—
Small Co. Opportunity			2,872,211	—	1,774,405	—
Special Value			7,816,929	—	5,312,062	—
Stock Index			145,152	—	185,273	—
Tax-Free Money Market			1,499,247	—	1,382,291	—
Value			1,427,315	—	1,713,531	—

Portfolio Managers.

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.  For each Fund, the portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)* as of October 31, 2009	Number of Other Accounts (Total Assets)(1) Subject to a Performance Fee as of October 31, 2009
Balanced Fund (Ms. Cynthia G. Koury, Mr. Lawrence G. Babin and Mr. Craig E. Ruch)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Core Bond Fund (Mr. Craig E. Ruch)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts

*                    Rounded to the nearest billion, or million, as relevant.

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)* as of October 31, 2009	Number of Other Accounts (Total Assets)(1) Subject to a Performance Fee as of October 31, 2009
Diversified Stock Fund (Mr. Lawrence G. Babin, Mr. Paul D. Danes and Ms. Carolyn M. Rains)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Established Value Fund (Mr. Gregory Conners, Mr. Jeff Graff and Mr. Gary H. Miller)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Fund for Income (Mr. Craig E. Ruch and Ms. Heidi Adelman)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts
International Fund (Mr. Matthias A. Knerr and Mr. Chris J. La Jaunie)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts
International Fund (Mr. Matthias A. Knerr and Mr. Chris J. La Jaunie)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Investment Grade Convertible Fund (Ms. Amy E. Bush, Mr. Richard A. Janus and Mr. James K. Kaesberg)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts
Large Cap Growth Fund (Mr. Jason E. Dahl, Mr. Scott R. Kefer, Mr. Erick F. Maronak and Mr. Michael B. Koskuba
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts
National Municipal Bond Fund (Mr. Sean M. Roche, Mr. Paul A. Toft)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)* as of October 31, 2009	Number of Other Accounts (Total Assets)(1) Subject to a Performance Fee as of October 31, 2009
Ohio Municipal Bond Fund (Mr. Sean M. Roche and Mr. Paul A. Toft)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Small Company Opportunity Fund (Mr. Gregory Conners, Mr. Jeff Graff and Mr. Gary Miller)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Special Value Fund (Mr. Leslie Z. Globits and Mr. Kirk A. Schmitt)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Stock Index Fund (Mr. Ernest C. Pelaia)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Value Fund (Mr. Arvind K. Sachdeva and Mr. Jason Putman)
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Funds.  As a result, these other accounts may invest in the same securities as the Funds.  The SAI section entitled “Advisory and Other Contracts — Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of October 31, 2009
Ms. Adelman
Mr. Babin
Ms. Bush
Mr. Conners
Mr. Dahl

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of October 31, 2009
Mr. Danes
Mr. Globits
Mr. Graff
Mr. Janus
Mr. Kaesberg
Mr. Kefer
Mr. Knerr
Mr. Koskuba
Ms. Koury
Mr. LaJaunie
Mr. Maronak
Mr. Miller
Mr. Pelaia
Mr. Putman
Ms. Rains
Mr. Roche
Mr. Ruch
Mr. Sachdeva
Mr. Schmitt
Mr. Toft

Compensation

The portfolio managers for each of the Funds each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting.  Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting.  The overall performance results of each Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance.  Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Funds’ portfolio managers may participate either in the Adviser’s long-term incentive plan, the results for which are based on the Adviser’s business results (the “Adviser Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”).  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.  The following portfolio managers participate in the Adviser Incentive Plan: Mr. Babin, Ms. Bush, Mr. Conners, Mr. Dahl, Mr. Danes, Mr. Globits, Mr. Graff, Mr. Janus, Mr. Kaesberg, Mr. Kefer, Mr. Knerr, Mr. Koskuba, Ms. Koury, Mr. La Jaunie, Mr. Maronak, Mr. Miller, Mr. Putman, Ms. Rains, Mr. Ruch, Mr. Sachdeva and Mr. Schmitt.  The following portfolio managers participate in the KeyCorp Incentive Plan: Ms. Adelman, Mr. Kilbane, Mr. Pelaia, Mr. Roche, and Mr. Toft.

In addition to the compensation described above, each of the Diversified Stock Fund’s portfolio managers (Mr. Babin, Mr. Danes and Ms. Rains), the Core Bond Fund’s portfolio manager (Mr. Ruch), the Global Equity, International and International Select Funds’ portfolio managers (Mr. Knerr, Mr. La Jaunie) may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Diversified Stock, Core Bond, Global Equity, International and International Select Funds.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Funds’ shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Funds, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust’s Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX each Fund’s proxy voting record.  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2004 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Fixed Income Trading.  Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.  For the three fiscal years ended October 31, 2008, the Money Market and Fixed Income Funds paid no brokerage commissions.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are: (1) where the bid/ask spread is 1/8 or less, provided the order is actually filled at the bid or better for purchases and at the ask or better for sales; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

Money Market Funds.  The Money Market Funds do not seek to profit from short-term trading and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets.  For example, market conditions frequently result in similar securities trading at different prices.  The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser’s judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions.  The investment policies of these Funds require that investments mature in 397 days or less.  Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of these Funds.

All Other Markets.  Subject to the consideration of obtaining best execution, brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process.  These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds.  Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for  client accounts must reflect prevailing market rates.  In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote.  The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process.  Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.   As the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds.  The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated.  Both equity and fixed-income securities may be aggregated.  When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•      Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day.  Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry.  If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement.  Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g. non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order.  In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

The following table shows the brokerage commissions that the Equity and Hybrid Funds paid during the last three fiscal years ended October 31.

Fund	2009	2008	2007
Balanced	$	$117,949	$129,533
Core Bond		336	17
Diversified Stock		6,042,182	5,727,464
Established Value		423,699	266,733
International		—	—
International Select		—	—
Investment Grade Convertible		10,968	8,897
Large Cap Growth		18,786	5,798
Small Company Opportunity		1,038,975	542,683
Special Value		3,595,755	1,764,688
Stock Index		6,403	14,437
Value		462,636	429,806

Affiliated Brokerage.  The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

Except when necessary in the Stock Index Fund, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or Citi or its affiliates and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.  From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such transactions must be completed in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

No payments were made to any affiliated brokers during the prior three fiscal years ended October 31, 2009.

Allocation of Brokerage in Connection with Research Services.  During the fiscal year ended October 31, 2009, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Equity and Hybrid Funds to brokers because of research services provided.  The following table indicates the Funds that entered into these transactions, the amount of these transactions and related commissions paid during this period.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Balanced		$
Diversified Stock

Fund	Amount of Transactions to Brokers Providing Research	Related Commissions
Established Value
Large Cap Growth
International
International Select
Investment Grade Convertible
Small Company Opportunity
Special Value
Value

Securities of Regular Brokers or Dealers.  The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund’s aggregate holdings of the securities of each such issuer as of October 31, 2009.

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value (000)
Balanced	Goldman Sachs	Debt	$
Balanced	Goldman Sachs	Equity
Balanced	Deutsche Bank	Debt
Balanced	Credit Suisse First Boston	Debt
Balanced	Citigroup, Inc.	Equity
Balanced	Citigroup, Inc.	Debt
Balanced	Merrill Lynch	Debt
Diversified Stock	Goldman Sachs	Equity
Diversified Stock	Citigroup, Inc.	Equity
International		Equity
International Select		Equity
Investment Grade Convertible	Citigroup, Inc.	Equity
Large Cap Growth	Goldman Sachs	Equity
Small Company Opportunity	Investment Technology Group, Inc.	Equity
Stock Index	Goldman Sachs	Equity
Stock Index	Citigroup, Inc.	Equity
Stock Index	Merrill Lynch	Equity
Value Fund	Goldman Sachs	Equity
Value Fund	Citigroup, Inc.	Equity

Portfolio Turnover.

The portfolio turnover rates stated in the prospectuses are calculated by dividing the lesser of each Non-Money Market Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Non-Money Market Fund as a whole without distinguishing between the classes of shares issued.  The following table shows the portfolio turnover rates for each Non-Money Market Fund for the two fiscal years ended October 31, 2009.

	2009	2008		2009	2008
Balanced		201%	Large Cap Growth		131%
Core Bond		333%	National Muni Bond		230%
Diversified Stock		118%	Ohio Municipal Bond		86%
Established Value		75%	Small Co. Opportunity		115%
Fund for Income		38%	Special Value		188%
International		—	Stock Index		4%
International Select		—	Value		140%
Investment Grade Convertible		44%

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund.  In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	KeyBank National Association	Daily
International Custodian	Citibank National Association	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Independent Registered Public Accounting Firm	Ernst & Young LLP

Annual Reporting Period: within 15 business days of end of reporting period.
Semiannual Reporting Period: within 31 business days of end of reporting period.
Rule 17f-2 Audit: twice annually without prior notice to the Funds.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Kramer Levin Naftalis & Frankel LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.
Ratings Agency	Standard & Poor’s	Daily.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Administrative Services.

Victory Capital Management

VCM serves as administrator to the Trust pursuant to an agreement dated July 1, 2006 (the “Administration and Fund Accounting Agreement”).  Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006 (the “Sub-Administration and Sub-Fund Accounting Agreement”).  From November 1, 2005 through June 30, 2006, VCM served as co-administrator to the Trust pursuant to an agreement with the Trust dated (the “Previous VCM Co-Administration Agreement”).  (As discussed further below, Citi served as the Trust’s other co-administrator during the same period.)

As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board.  As co-administrator, VCM had assisted Citi in supervising the Trust’s operations, excluding those supervised by VCM as the Fund’s investment adviser or those operations that Citi supervised as co-administrator, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that VCM renders to the Funds, the Trust pays VCM an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Variable Insurance Funds (“VVIF): 0.108% of the first $8 billion in aggregate Trust and VVIF net assets, plus 0.078% of aggregate Trust and VVIF net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VVIF net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VVIF net assets in excess of $12 billion.  In addition, the Trust and VVIF reimburse VCM and Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

Except as otherwise provided in the Administration and Fund Accounting Agreement, VCM shall pay all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Administration and Fund Accounting Agreement provides that VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, VCM coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

The following table reflects fees that each Fund paid to VCM under the Administration and Fund Accounting Agreement and the Previous VCM Co-Administration Agreement for the fiscal year ended October 31, 2009.

	2009		2008
	Fees Paid	Fee Reductions	Fees Paid	Fee Reductions
Balanced		$—	$111,104	$—
Core Bond		—	141,386	—
Diversified Stock		—	3,844,552	—
Established Value		—	239,117	—
Federal Money Market		—	1,784,579	—
Financial Reserves		—	616,123	—
Fund for Income		—	272,708	—
Government Reserves		—	864,260	—
Institutional Money Mkt		—	1,705,102	—
International		—	—	—
International Select		—	—	—
Investment Grade Convertible		—	44,686	—
Large Cap Growth (f.k.a. Focused Growth)		—	8,734	—
National Municipal Bond		—	66,341	—

	2009		2008
	Fees Paid	Fee Reductions	Fees Paid	Fee Reductions
Ohio Municipal Bond		—	102,126	—
Ohio Municipal Money Market		—	355,550	—
Prime Obligations		—	885,823	—
Small Company Opportunity		—	312,050	—
Special Value		—	1,079,938	—
Stock Index		—	53,637	—
Tax-Free Money Market		—	395,652	—
Value		—	175,801	—

Citi

Citi serves as sub-administrator to the Funds pursuant to an agreement with VCM dated July 1, 2006 (the “Sub-Administration and Sub-Fund Accounting Agreement”).  Citi assists in supervising all operations of the Funds (other than those performed by the Victory Capital Management either as investment adviser or administrator), subject to the supervision of the Board.  Prior to this date, Citi had served as co-administrator to the Funds pursuant to an agreement dated November 1, 2005 (the “Previous Citi Co-Administration Agreement”).

As co-administrator, Citi had supervised the Trust’s operations, excluding those supervised by VCM as either investment adviser or as co-administrator, subject to the supervision of the Board.  As administrator, Citi had supervised the Trust’s operations, excluding those supervised by VCM as the Fund’s investment adviser, subject to the supervision of the Board.

Under the Citi Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds and VVIF, Victory Capital Management pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust and VVIF net assets; plus 0.02% of aggregate net assets of aggregate Trust and VVIF net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust and VVIF net assets in excess of $12 billion.

Under the Previous Citi Co-Administration Agreement, for the co-administration services rendered to the Funds, the Trust had paid Citi an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust: 0.032% for the first $10 billion in assets, and 0.025% for all assets exceeding $10 billion.

Under each of these Agreements, Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.

Distributor.

Victory Capital Advisers, Inc. (the “Distributor”), located at 127 Public Square, Cleveland OH 44114, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated November 30, 2007.  The Distributor is an affiliate of the Adviser..  Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.  The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor (and its predecessors) in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 2009.

	2009		2008		2007
	Underwriting Commissions	Amount Retained	Underwriting Commissions	Amount Retained	Underwriting Commissions	Amount Retained
Balanced	$	$	$4,946	$866	$18,022	$10,228

	2009		2008		2007
	Underwriting Commissions	Amount Retained	Underwriting Commissions	Amount Retained	Underwriting Commissions	Amount Retained
Core Bond			190	93	410	223
Diversified Stock			485,156	78,745	305,737	96,481
Established Value			12,432	2,430	15,554	6,582
Fund for Income			12,446	4,746	6,821	2,760
International			—	—	—	—
International Select			—	—	—	—
Inv. Grade Convertible			4,986	1,420	2,715	797
Large Cap Growth)			14,119	2,076	16,380	7,242
National Muni Bond			5,487	2,215	3,340	1,922
Ohio Municipal Bond			11,484	3,810	3,752	1,231
Small Co. Opp’ty			71,608	24,657	151,617	89,374
Special Value			329,523	43,858	525,643	80,223
Stock Index			11,854	2,612	9,945	3,329
Value			5,154	1,133	2,963	985

Transfer Agent.

Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for the Funds pursuant to a transfer agency agreement dated April 1, 2002.  Under its agreement with the Funds, Citi has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund’s operations.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares.  These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the Agent is permitted to do so under applicable statutes, rules or regulations. The Fund may reduce or eliminate the amount of shareholder servicing fees paid to shareholder servicing agents to reduce the Fund’s total operating expenses.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, C and R shares of various Funds.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

“Defensive” Rule 12b-1 Plan.  The Trust has adopted a “defensive” Rule 12b-1 Plan on behalf of the following: Class A shares of the Balanced, Core Bond, Diversified Stock, Established Value, Federal Money Market, Financial Reserves, Fund for Income, International, International Select, Investment Grade Convertible, Large Cap Growth, National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Small Company Opportunity, Special Value and Value Funds; the Class A and Class R shares of the Stock Index Fund; the Trust and Select shares of the Government Reserves Fund and the Investor and Select shares of the Federal Money Market and Institutional Money Market Funds.  The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses.  No separate payments are authorized to be made by these Funds pursuant to the Plan.  Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds.  In addition, the Plan provides that the Adviser and the Distributor may use their respective resources to make payments to third parties that provide assistance in selling the Funds’ shares, or to third parties, including banks, that render shareholder support services.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million.  This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, and Citi and VCM, the administrator and investment adviser, respectively, relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred.  Under the terms of the agreement, the administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006).  The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the SEC in accord with a settlement that Citi entered into with the SEC on September 26, 2006 relating to the same matters.  None of these payments has had, or is expected to have, a material effect on the NAV of any Fund.

This Plan has been approved by the Board.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  In particular, the Board noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements.  To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds’ shares may result.  Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Class C Rule 12b-1 Plan.  The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Balanced, Diversified Stock, Fund for Income, International, International Select, Large Cap Growth, Special Value and Value Funds pay the Distributor a distribution and service fee of 1.00%.  The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.  Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent.  In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor.  Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan.  The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of (1) each of the Balanced, Diversified Stock, Established Value, Fund for Income, Large Cap Growth, Small Company Opportunity, Special Value and Value Funds pay the Distributor a distribution and service fee of up to 0.50%; and (2) the Fund for Income pay the Distributor a distribution and service fee of up to 0.25%.  Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds.  In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services.

Class C and Class R Rule 12b-1 Plans.  The amount of the Rule 12b-1 fees payable by any Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses.  The fees set forth in either Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Class C and Class R Rule 12b-1 Plans were approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and their Class C and Class R shareholders.  To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.  Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.  The following tables reflect the payment of Rule 12b-1 fees to the Distributor pursuant to the Plans during the fiscal year ended October 31, 2009.  All such payments consisted of compensation to broker-dealers.

	Class C	Class R
Balanced	$	$
Diversified Stock
Established Value
Fund for Income
International		—
International Select		—

	Class C	Class R
Large Cap Growth
Small Company Opportunity Fund
Special Value
Value

Fund Accountant.

As of July 1, 2006, VCM serves as fund accountant for all of the Funds pursuant to the Administration and Fund Accounting Agreement.  Citi serves as sub-fund accountant pursuant to the Sub-Administration and Sub-Fund Accounting Agreement.

VCM performs accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.  The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services — Victory Capital Management.”

Custodian.

General. Cash and securities owned by each of the Funds except the International Fund and the International Select Fund are held by KeyBank as custodian pursuant to a Custodian Agreement dated July 2, 2001.  KeyBank is located at 127 Public Square, Cleveland, Ohio 44114.  Under the Custodian Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations.  Cash and securities owned by the International Fund and the International Select Fund are held by Citibank N.A. (“Citibank”), 388 Greenwich Street, New York, NY 10013 pursuant to a Global Custodial Services Agreement dated August 5, 2008.  Under the Global Custodial Services Agreement, Citibank performs services similar to those described above.  Both KeyBank and Citibank may, with the approval of a Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that each shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to Citibank pursuant to the Global Custodial Services Agreement.  As Foreign Custody Manager, Citibank must (a) determine that the assets of the Institutional Fund and the Institutional Select Fund held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, Citibank will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities.  Citibank will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Independent Registered Public Accounting Firm.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street Cincinnati, Ohio 45202, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds’ existence, costs of shareholders’ reports and meetings and any extraordinary expenses incurred in the Funds’ operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust.  The Trust’s Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, par value $0.001.  The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion.  When issued for payment as described in the prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Additional Information About the Stock Index Fund.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc.  S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.  S&P’s only relationship to the Adviser (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund.  S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED

THEREIN.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Principal Holders of Securities.

The following table lists each shareholder who is deemed to control a particular share class of the indicated Funds because the shareholder beneficially owned over 25% of the share class as of January 31, 2010.

Fund — Class	Name and Address of Owner	Percent Owned Beneficially

None

The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of, 5% or more of the outstanding shares of each class of the Funds’ equity securities as of January 31, 2010, and the percentage of the outstanding shares held by such holders are set forth in the following table.

Fund — Class	Name and Address of Owner	Percent Owned of Record

Balanced Fund	SNBOC and Company	44.53%
Class A	4900 Tiedeman Road
	Brooklyn OH 44144

	Delaware Charter Guarantee Trust	12.37%
	FBO Principal Financial Group, OMNIB
	711 High Street
	Des Moines IA 50392

	FIIOC	9.23%
	Polymedica Corporation
	100 Magellan Way KWIC
	Covington KY 41015

Balanced Fund	Merrill Lynch Pierce Fenner & Smith	20.23%
Class C	4800 E Deer Lake Dr 3rd Fl
	Jacksonville FL 32246

	Dennis A Michele & Judith Michele JTTEN	6.59%
	27 Cane Creek Circle
	Fairview NC 28730

	David C Hare IRA	8.48%
	FCC as Custodian
	1907 Glendale Ave Apt 1
	Toledo OH 43614

Balanced Fund	Wilmington Trust Co TTE	100.00%
Class I	FBO KeyCorp 401K Savings Plan
	PO BOX 8971
	Wilmington DE 19899

Balanced Fund	Anesthesia Assoc. of Cincinnati, Inc.	41.17%
Class R	200 Northland Blvd.
	Cincinnati OH 45246

Fund — Class	Name and Address of Owner	Percent Owned of Record

Core Bond Fund	SNBOC and Company	91.26%
Class A	4900 Tiedeman Road
	Brooklyn OH 44144

Core Bond Fund	Wilmington Trust Co TTE	100.00%
Class I	FBO KeyCorp 401K Savings Plan
	PO BOX 8971
	Wilmington DE 19899

Diversified Stock Fund	Charles Schwab & Co Inc.	6.33%
Class A	Customers
	101 Montgomery Street
	San Francisco CA 94104

	Merrill Lynch Pierce Fenner & Smith	8.26%
	4800 E Deer Lake Dr 3rd FL
	Jacksonville FL 32246

	Fidelity Investments	9.75%
	Institutional Operations Co Inc
	FIIOC Agent Certain
	100 Magellan Way KW1C
	Covington KY 41015

	SNBOC and Company	5.00%
	4900 Tiedeman Road
	Brooklyn OH 44144

	Vanguard Fiduciary Trust Company	5.81%
	100 Vanguard Blvd MS K-22
	Malvern PA 19355

Diversified Stock Fund	Merrill Lynch Pierce Fenner & Smith	36.20%
Class C	4800 Deer Lake Drive East
	Jacksonville FL 32246

Diversified Stock Fund	Wilmington Trust Co TTE	28.15%
Class I	FBO KeyCorp 401K Savings Plan
	PO BOX 8971
	Wilmington DE 19899

	Hartford Life Insurance Company	10.59%
	Curt Nadeau TTE
	PO Box 2999
	Hartford CT 06104

	NFS LLC FEBO	13.99%
	First American Bank
	218 W Main St
	West Dundee IL 60118

	JP Morgan Chase as Trustee	5.70%
	for St Jude Medical Inc.
	Profit Sharing Employee Savings
	9300 Ward Parkway
	Plan & Trust
	Kansas City MO 64114

Diversified Stock Fund	Merrill Lynch Pierce Fenner & Smith	7.55%
	4800 E Deer Lake Dr 3rd FL

Fund — Class	Name and Address of Owner	Percent Owned of Record

Class R	Jacksonville FL 32246

Established Value Fund	Charles Schwab & Co Inc.	7.21%
Class A	Customers
	333 Bush St 8th Fl
	San Francisco CA 94104

	Merrill Lynch Pierce Fenner & Smith	13.79%
	4800 E Deer Lake Dr 3rd FL
	Jacksonville FL 32246

	Fifth Third Bank Trustee	7.65%
	Various Fascorp Recordkeeping Plans
	8515 E Orchard Road 2T2
	Greenwood Village CO 80111

	PIMS Prudential Retirement as Nominee	5.78%
	for the TTE Cust PL 300
	2716 N Tenaya Way
	Las Vegas NV 89128

Federal Money Market Fund	SNBOC and Company	52.79%
Investor Class	4900 Tiedeman Road
	Brooklyn OH 44144

	State Street Bank FBO	6.69%
	Cash Sweep Clients
	CC1 3rd Fl Cash Sweep
	1200 Crown Colony Dr
	Quincy MA 02169

	SNBOC and Company	26.68%
	4900 Tiedeman Road
	Brooklyn OH 44144

Federal Money Market Fund	SNBOC and Company	78.41%
Select Class	4900 Tiedeman Road
	Brooklyn OH 44144

Financial Reserves Fund	SNBOC and Company	99.45%
Class A	4900 Tiedeman Road
	Brooklyn OH 44144

Fund for Income	Charles Schwab & Co Inc.	8.67%
Class A	Customers
	101 Montgomery Street
	San Francisco CA 94104

	SNBOC and Company	53.09%
	4900 Tiedeman Road
	Brooklyn OH 44144

Fund for Income	Merrill Lynch Pierce Fenner & Smith	28.96%
Class C	4800 E Deer Lake Dr 3rd FL
	Jacksonville FL 32246

Government Reserves	SNBOC and Company	16.49%
	4900 Tiedeman Road

Fund — Class	Name and Address of Owner	Percent Owned of Record

Fund - Select Shares	Brooklyn OH 44144

	SNBOC and Company	15.94%
	4900 Tiedeman Road
	Brooklyn OH 44144

	SNBOC and Company	52.00%
	4900 Tiedeman Road
	Brooklyn OH 44144

Government Reserves	SNBOC and Company	98.80%
Fund - Trust Shares	4900 Tiedeman Road
	Brooklyn OH 44144

Institutional Money Market Fund	SNBOC and Company	17.87%
Investor Shares	4900 Tiedeman Road
	Brooklyn OH 44144

	SNBOC and Company	55.66%
	4900 Tiedeman Road
	Brooklyn OH 44144

Institutional Money Market Fund	SNBOC and Company	71.82%
Select Shares	4900 Tiedeman Road
	Brooklyn OH 44144

	Columbia National Group Inc	6.56%
	6600 Grant Avenue
	Cleveland OH 44105

International Fund	SNBOC and Company	32.12%
Class A	4900 Tiedeman Road
	Brooklyn OH 44144

	KeyCorp	64.14%
	127 Public Square
	MC OH-01-27-1107
	Cleveland OH 44114

International Fund	KeyCorp	98.77%
Class C	127 Public Square
	MC OH-01-27-1107
	Cleveland OH 44114

International Fund	SNBOC and Company	99.25%
Class I	4900 Tiedeman Road
	Brooklyn OH 44144

International Select Fund	KeyCorp	92.22%
Class A	127 Public Square
	MC OH-01-27-1107
	Cleveland OH 44114

	David C Brown	5.50%
	365 Club Dr West
	Aurora OH 44202

International Select Fund	KeyCorp	97.88%
Class C	127 Public Square

Fund — Class	Name and Address of Owner	Percent Owned of Record

	MC OH-01-27-1107 Cleveland OH 44114

International Select Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.27%

Investment Grade Convertible Class A	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East 3rd FL Jacksonville FL 32246	9.93%

	Charles Schwab & Co Inc. Customers 101 Montgomery Street San Francisco CA 94104	11.28%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	58.49%

Investment Grade Convertible Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	100.00%

Large Cap Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	8.44%

	Raymond James Assoc Inc. FBO JD Young 3500 Ranchero Rd Plano TX 75093	8.34%

	Capital Bank Trust Company TTE Rons Cabinets Inc 2T2 Greenwood Village CO 80111	6.20%

Large Cap Growth Fund Class R	MS Co CF Harriet J Levy 5790 Denlinger Rd Apt 270 Dayton OH 45426	5.51%

	GPC as Agent for Reliance Trust Company FBO PO Box 79377 Atlanta GA 30357	16.97%

	State Street Bank ADP/MSDW 401K Product 1 Lincoln St Boston MA 02111	11.70%

	Frontier Trust Company FBO Corporate Flight Int’l 401K PO BOX 10758 Fargo ND 58106	12.52%

	Frontier Trust Co FBO B G Metals Inc. 401K Profit Sharing	27.23%

Fund — Class	Name and Address of Owner	Percent Owned of Record

	PO BOX 10758 Fargo ND 58106

	Frontier Trust Co FBO American Star Retirement Plan PO BOX 10758 Fargo ND 58106	5.26%

National Municipal Bond Fund Class A	Charles Schwab & Co. Customers 101 Montgomery Street San Francisco CA 94104	26.45%

	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East 3rd FL Jacksonville FL 32246	5.36%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	11.45%

Ohio Municipal Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	44.36%

Ohio Municipal MMKT Fund	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	30.15%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	68.30%

Prime Obligations Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	6.83%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	56.35%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	30.85%

Small Company Opportunity Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East 3rd FL Jacksonville FL 32246	19.09%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	5.91%

Small Company Opportunity Fund Class I	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	17.86%

	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	39.94%

Fund — Class	Name and Address of Owner	Percent Owned of Record

	Prudential Investment Management Svc FBO Mutual Fund Clients MS NJ 05-11-20 3 Gateway Center 11th FL Newark NJ 07102	23.79%

Small Company Opportunity Fund Class R	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville FL 32246	10.44%

	Hartford Life Insurance Company Curt Nadeau TTEE PO Box 2999 Hartford CT 06104	5.80%

	Board of Trustees of the Teamsters National 1200 Three Gateway Ctr Pittsburgh PA 15222	11.13%

Special Value Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	11.22%

	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	6.92%

	New York Life Trust Company 169 Lackawanna Avenue Parsippany NJ 07054	9.28%

	Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis MN 55480	6.66%

Special Value Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	37.02%

Special Value Fund Class I	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	7.99%

	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	53.36%

	Minnesota Life 400 Robert St N St Paul MN 55101	6.25%

Fund — Class	Name and Address of Owner	Percent Owned of Record

	NFS LLC FEBO Bank of America NA PO Box 831575 Dallas TX 75283	13.29%

Special Value Fund Class R	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	16.89%

	Hartford Life Insurance Company Curt Nadeau TTEE PO Box 2999 Hartford CT 06104	20.54%

Stock Index Fund Class A	Charles Schwab & Co Inc Customers 101 Montgomery Street San Francisco CA 94104	6.03%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	25.01%

	Delaware Charter Guarantee Trust FBO Principal Financial Group, OMNIB 711 High Street Des Moines IA 50392	27.71%

Stock Index Fund Class R	Taynik & Co c/o Investors Bank & Trust Co 200 Clarendon St FPG 90 Boston MA 02116	14.15%

Tax Free Money Market Fund	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	50.20%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	47.05%

Value Fund Class A	Charles Schwab & Co Inc Customers 101 Montgomery Street San Francisco CA 94104	26.54%

	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	5.14%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	37.21%

	Delaware Charter Guarantee Trust FBO Principal Financial Group, OMNIB	9.65%

Fund — Class	Name and Address of Owner	Percent Owned of Record

	PO Box 8963 Wilmington DE 19805

Value Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	33.49%

Value Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	100.00%

Value Fund Class R	UBS Financial Services Inc. UBS-FINSVC CDN FBO 1000 Harbor Blvd Weehawken NJ 07086	7.74%

	Capital Bank Trust Company TTEE For Morgantown Bank Trust Co PSP 8515 E Orchard Rd 2T2 Greenwood Village CO 80111	14.36%

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Board has determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware statutory trust.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds in operation, for the fiscal year ended October 31, 2009 are incorporated by reference herein.

Miscellaneous.

As used in the prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Board.  The Board may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Board in making allocations of general assets to a particular Fund will be the relative NAV of each respective Fund at the time of allocation.  Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Board and will be in accordance with generally accepted accounting principles.  Determinations by the Board as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.  The prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A.

Description of Security Ratings

The NRSROs that the Adviser may utilize with regard to portfolio investments for the Funds include Moody’s, S&P and Fitch, Inc. (“Fitch”).  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that the Adviser may utilize and the description of each NRSRO’s ratings is as of the date of this SAI and may subsequently change.

Moody’s

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security’s ranking within the category.  For example, a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa — Bonds and preferred stock rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds and preferred stock rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, or the fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A — Bonds and preferred stock rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  The factors that give security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa — Bonds and preferred stock rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, possess speculative characteristics as well.

Ba — Bonds and preferred stock rated Ba are judged to have speculative elements; their future cannot be considered as being well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well-safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B — Bonds and preferred stock rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds and preferred stock rated Caa are of poor standing.  Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca — Bonds and preferred stock rated Ca represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C — Bonds and preferred stock rated C are the lowest-rated class of bonds.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s assigns ratings to individual long-term debt securities issued from MTN programs, in addition to indicating ratings for medium-term note (MTN) programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below.  For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

•                  Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

•                  Notes allowing for negative coupons, or negative principal.

•                  Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  As with all ratings, Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes Moody’s short-term debt ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime — Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note:  In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Speculative Grade Liquidity Ratings.  Moody’s Speculative Grade Liquidity ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months.  Speculative Grade Liquidity ratings will consider the likelihood that committed sources of financing will remain available.  Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months.  Speculative Grade Liquidity ratings are assigned to speculative grade issuers that are by definition Not-Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity.  They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity.  They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing.  The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity.  They are expected to rely on external sources of committed financing.  Based on Moody’s evaluation of near-term covenant compliance, there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity.  They rely on external sources of financing and the availability of that financing is in Moody’s opinion highly uncertain.

Short-Term Loan/Municipal Note Ratings.  The following describes Moody’s two highest short-term loan/municipal note ratings.

MIG-1/VMIG-1.  This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2.  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

S&P

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification.  For example, a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A1 rated securities.

Issue credit ratings are based, in varying degrees, on the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ Is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

pi — Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript.  Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes S&P’s short-term debt ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligors inadequate capacity to meet its financial commitment on the obligation.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short-Term Loan/Municipal Note Ratings.  The following describes S&P’s two highest municipal note ratings.

SP-1.  Very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.  Satisfactory capacity to pay principal and interest.

Fitch

International Long-Term Credit Ratings

Investment Grade

AAA — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality.  ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments Is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Speculative Grade

BB — Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B — Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C — High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

BBB — Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and In economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

DDD, DD, D — Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings.  The following describes Fitch’s two highest short-term ratings:

F1.  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to Long- and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

APPENDIX B.

Proxy Voting Policies and Procedures

The Victory Portfolios
The Victory Institutional Funds
The Victory Variable Insurance Funds

Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the “Trusts”) each have adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•                                          ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

•                                          address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Victory Capital Management Inc. (“Victory Capital Management”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•                                          provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

•                                          provide for the disclosure of the Funds’ proxy voting records and these Policies.

I.                                         Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management’s Proxy Voting Policy and Procedures (the “Procedures”) and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.                                     Disclosure

A.                                    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve—month period ended June 30 (the “Voting Records”).  The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•                                          the name of the issuer of the portfolio security

•                                          the exchange ticker symbol of the portfolio security

•                                          the CUSIP number for the portfolio security

•                                          the shareholder meeting date

•                                          a brief identification of the matter voted upon

•                                          whether the matter was proposed by the issuer or by a security holder

•                                          whether the Portfolio cast a vote and, if so, how the vote was cast

•                                          whether the vote cast was for or against management of the issuer

B.                                    Disclosure the Policies and How to Obtain Information

1.             Description of the policies.  The Funds’ statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.             How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

3.             How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•                                          without charge, upon request, by calling a toll-free number; and

•                                          at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.                                 Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request.  This report shall:

•                  describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•                  summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser’s Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

Exhibit A to the Proxy Voting Procedures of The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds

VICTORY CAPITAL MANAGEMENT INC. POLICY

Section: Investments — General	Policy No. H. 12

Effective Date:	August 18, 2003
Revised Date:	December 8, 2009

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•                  the direction and guidance, if any, provided by the document establishing the account relationship

•                  principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account.  In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.*  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•                  reasonable efforts will be made to monitor and keep abreast of corporate actions

•                  all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•                  a written record of such voting will be kept by Victory or its designated affiliate

•                  Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

•                  the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

* Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser. Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com , or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

•                  Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

•                  Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets.  As such, they must be managed in the same manner.  Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made.  Proxy’s are presented to the committee through the Corporate Actions Department.  Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee.  Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration.  Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference.  Approval is based on majority votes of committee.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  The Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Corporate Governance

Confidential Voting	Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights	Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors
Without Shareholder Approval	Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input. Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments To By-Laws Or Charters	Review Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock	Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device. The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock. Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts. However, in certain cases the rights are transferable and Victory may recommend selling. The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’ Right To Call A Special Meeting	Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action By Written Consent	Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors	Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Corporate Name Change	Generally Approved

A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location Of Annual Meetings	Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company Agreements With Advisors	Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies,
Continuation Of Company Management,
Administration or Investment Advisor	Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund To Open-end Fund	Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders. Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company Fundamental Investment Restrictions	Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business
As May Properly Come Before The Meeting	Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

Required Majority Of Independent Directors	Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards	Review Case-by-Case

Classified boards do provide stability and continuity. However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Board of Directors

Election of Management’s Nominees for Directors	Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee	Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations. Examples of considerations include, but are not limited to, having: a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees Paid In Stock and Cash	Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

Stock Retention	Generally Opposed

Victory generally opposes proposals requiring the Named Executive Officer’s (“NEO’s) to retain shares acquired through the Company’s compensation plans, including tax- deferred retirement plans, from the time of termination of their employment, through retirement or otherwise.

Takeover Defense and Related Actions

Mergers Or Other Combinations	Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions	Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of Authorized Common Shares	Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes. However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State Anti-Takeover Laws	Review Case-by-Case

Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation	Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

Compensation Plan

Executive Stock Option Plans	Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash- short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options	Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay	Review Case-by-Case

Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans To Officers And Directors	Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

Advisory Vote on Executive
Compensation	Generally Approved

Victory supports shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers. Victory believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company.

Advisory Vote on Pay Programs	Review Case-by-Case

Victory will evaluate management proposals seeking ratification of a company’s compensation program. The following factors may be considered; excessive practices with respect to perks, severance packages, supplemental executive pension plans, balance of fixed versus performance-driven pay, and the alignment of company performance and executive pay trends over time.

Capital Structure, Class of Stock and Recapitalization

Restructure/Recapitalize	Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock	Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority to Issue Additional Debt	Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances. However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders

Social Issues

Social Issues In General	Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting	Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions. Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

International Corporate Governance

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies. Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Receiving and/or Approving Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting. However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

Payment of Final Dividends/Return of Capital	Generally Approved

Stock dividends are generally approved and in the best long-term economic interest of the shareholders. Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan	Generally Approved

Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests	Review Case-By-Case

Victory will generally support share issuance request with preemptive rights. However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•                  Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•                  In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•                  Document the nature of the conflict and the rationale for the recommended vote

•                  Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

•                  If a member of the Proxy Committee has a conflict (e.g. —family member on board of company) —he/she will not vote (or recluse themselves from voting).

•                  Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•                  copies of all policies and procedures required by Rule 206(4)-6

•                  a written record of votes cast on behalf of clients

•                  any documents prepared by Victory or the Proxy Committee germane to the voting decision

•                  a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•                  a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock — A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting — The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall — Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement — A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock — Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan — A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Street Name / Nominee Name - Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report — A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting - Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Bonus Shares - Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option - The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting - A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan - A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan - A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants - Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option - An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s) - These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s) - Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option - An option with an exercise price above the current market price.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.

Performance Units - Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock - An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Put Option - The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding - A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options - Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right - The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Registration Statement

of

THE VICTORY PORTFOLIOS

on

Form N-1A

PART C.                OTHER INFORMATION

Item 23.

Exhibits:

(a)(1)	Certificate of Trust. (1)

(a)(2)(a)	Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000. (2)

(a)(2)(b)	Schedule A to the Trust Instrument, current as of December 2, 2009. (3)

(b)	Bylaws, Amended and Restated as of August 26, 2009.(3)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)

Investment Advisory Agreement dated March 1, 1997 between Registrant and Victory Capital Management Inc. (formerly Key Asset Management Inc.) (“VCM” or the “Adviser”) (the “First Advisory Agreement”). (4)

(d)(1)(b)	Schedule A to the First Advisory Agreement, current as of December 2, 2009. (3)

(d)(1)(c)	Addendum to the First Advisory Agreement dated May 23, 2001. (5)

(d)(2)(a)

Investment Advisory Agreement dated March 1, 1997 between Registrant and the Adviser regarding the Established Value, Focused Growth, and Gradison Government Reserves Funds (the “Second Advisory Agreement). (6)

(d)(2)(b)	Schedule A to the Second Advisory Agreement, current as of December 2, 2009. (3)

(d)(2)(c)	Addendum to the Second Investment Advisory Agreement dated May 23, 2001. (5)

(e)(1)	Distribution Agreement dated November 30, 2007 between Registrant and Victory Capital Advisers, Inc. (15)

(1)           Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

(2)           Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(3)           Filed as an Exhibit to Post-Effective Amendment No. 89 to Registrant’s Registration Statement on Form N-1A filed electronically on December 4, 2009, accession number 0001104659-09-068535.

(4)           Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

(5)           Filed as an Exhibit to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A filed electronically on March 1, 2002, accession number 0000922423-02-000261.

(6)           Filed as an Exhibit to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A filed electronically on December 12, 1997, accession number 0000922423-97-001015.

(e)(2)	Schedule I to the Distribution Agreement, current as of December 2, 2009. (3)

(f)	None.

(g)(1)(a)	Mutual Fund Custody Agreement dated July 1, 2008 between Registrant and KeyBank National Association (“KeyBank”).(7)

(g)(1)(b)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. (19)

(g)(1)(c)	Schedule to the Global Custodial Services Agreement between the Registrant and Citibank, N.A. (3)

(h)(1)	Form of Broker-Dealer Agreement. (11)

(h)(2)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM. (8)

(h)(2)(b)	Schedule D to the Administration and Fund Accounting Agreement, current as of December 2, 2009. (3)

(h)(3)(c)	Amendment to Administration and Fund Accounting Agreement dated July 1, 2009. (3)

(h)(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006 between VCM and BISYS. (8)

(h)(3)(b)	Amendment dated October 1, 2006 to the Sub-Administration and Sub-Fund Accounting Agreement.(9)

(h)(3)(c)	Amendment dated July 1, 2009 to the Sub-Administration and Sub-Fund Accounting Agreement (3)

(h)(4)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS. (10)

(h)(4)(b)	Schedule A to the Transfer Agency Agreement, current as of December 2, 2009. (3)

(h)(4)(c)	Supplement dated June 3, 2002 to the Transfer Agency Agreement. (10)

(h)(4)(d)	Amendment dated July 24, 2002 to the Transfer Agency Agreement. (10)

(h)(4)(e)	Amendment dated May 18, 2004 to the Transfer Agency Agreement. (11)

(h)(4)(f)	Amendment dated July 1, 2006 to the Transfer Agency Agreement. (8)

(h)(4)(g)	Amendment dated July 1, 2009 to the Transfer Agency Agreement. (3)

(h)(5)(a)	Securities Lending Agency Agreement between Registrant, KeyBank (formerly Key Trust Company of Ohio, N.A.) and the Adviser dated August 28, 1997. (12)

(7)           Filed as an Exhibit to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed electronically on August 19, 2008, accession number 0001104659-08-053903.

(8)           Filed as an Exhibit to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A filed electronically on December 20, 2006, accession number 0001104659-06-082890.

(9)           Filed as an Exhibit to Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A filed electronically on June 29, 2007, accession number 0001104659-07-051406.

(10)         Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2002, accession number 0000922423-02-001283.

(11)         Filed as an Exhibit to Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A filed electronically on December 27, 2005, accession number 0000922423-05-002071.

(h)(5)(b)	Amendment No. 1 dated March 31, 2001 to the Securities Lending Agency Agreement. (12)

(h)(5)(c)	Amendment No. 2 dated February 10, 2005 to the Securities Lending Agency Agreement. (13)

(h)(5)(d)	Amendment No. 3 dated January 1, 2006 to the Securities Lending Agency Agreement. (14)

(i)(1)	Opinion of Kramer Levin Naftalis & Frankel LLP dated August 22, 2008 and Morris Nichols Arsht & Tunnell LLP dated August 21, 2008. (19)

(j)(1)	Consent of Kramer Levin Naftalis & Frankel LLP.

(k)	Not applicable.

(l)(1)

Purchase Agreement dated November 12, 1986 between Registrant and Physicians Insurance Company of Ohio is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on November 13, 1986.

(l)(2)

Purchase Agreement dated October 15, 1989 is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on December 1, 1989.

(l)(3)	Purchase Agreement is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed on December 1, 1989.

(m)(1)(a)	Distribution and Service Plan dated June 5, 1995. (6)

(m)(1)(b)	Schedule I to the Distribution and Service Plan dated June 5, 1995, revised as of December 2, 2009. (3)

(m)(2)(a)	Distribution and Service Plan dated March 27, 2000 for certain Funds. (2)

(m)(2)(b)	Schedule I to the Distribution and Service Plan dated March 27, 2000, revised as of December 2, 2009. (3)

(m)(3)(c)	Amended and Restated Distribution and Service plan dated January 17, 2003 for Class R Shares. (15)

(m)(3)(d)	Schedule I to the Amended and Restated Distribution and Service plan for Class R Shares revised as of December 14, 2005. (15)

(m)(4)(a)	Distribution and Service Plan dated February 26, 2002 for Class C Shares of Registrant. (5)

(m)(4)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised December 2, 2009. (3)

(m)(4)(c)	Form of Broker-Dealer Agreement for Class C Shares. (5)

(m)(5)(a)	Shareholder Servicing Plan dated June 5, 1995 for Class A Shares. (4)

(12)         Filed as an Exhibit to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed electronically on December 23, 2004, accession number 0000922423-04-002088.

(13)         Filed as an Exhibit to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A filed electronically on February 25, 2005, accession number 0000922423-05-000382.

(14)         Filed as an Exhibit to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A filed electronically on June 28, 2006, accession number 0001047469-06-002616

(15)         Filed as an Exhibit to Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A filed electronically on December 21, 2007, accession number 0001104659-07-090542.

(m)(5)(b)	Schedule I to the Shareholder Servicing Plan, revised as of December 2, 2009. (3)

(m)(5)(c)	Form of Shareholder Servicing Agreement. (16)

(m)(5)(d)	Form of Shareholder Servicing Agreement for non-financial services firms. (5)

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated December 2, 2009. (3)

(p)(1)	Code of Ethics of Registrant. (17)

(p)(2)	Code of Ethics of the Adviser. (18)

(p)(3)	Code of Ethics of BISYS. (9)

Powers of Attorney of Leigh A. Wilson. (2)

Powers of Attorney of Nigel D. T. Andrews, Lyn Hutton and Karen Shepherd. (10)

Powers of Attorney of David Brooks Adcock and E. Lee Beard. (13)

Powers of Attorney of David C. Brown and John L. Kelly (19)

Powers of Attorney of Teresa C. Barger, David L. Meyer and Robert L. Wagner

Item 24.                  Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.                  Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02  Indemnification.

(a)           Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)        every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)       the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or

(16)         Filed as an Exhibit to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A filed electronically on February 27, 2004, accession number 0000922423-04-000368.

(17)         Filed as an Exhibit to Registrant’s Post-Effective Amendment No. 79 to Registration Statement on Form N-14 filed electronically on February 28, 2007, accession number 0001104659-07-015122.

(18)         Filed as an Exhibit to Registrant’s Post-Effective Amendment No. 82 to Registration Statement on Form N-14 filed electronically on February 29, 2008, accession number 0001104659-08-014338.

(19)         Files as an Exhibit to Registrant’s Post-Effective Amendment No. 86 to Registration Statement on Form N-14filed electronically on November 14, 2008, accession number 0001104659-08-071024.

thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)        who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)       in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit 6(a) hereto, Section 28 of the Custody Agreement incorporated by reference as Exhibit 8(a) hereto, Section 5 of the Fund Accounting Agreement incorporated by reference as Exhibit 9(d) hereto, and Section 7 of the Transfer Agency Agreement incorporated by reference as Exhibit 9(c) hereto.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.  In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant.  Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                  Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (the “Adviser”) is the investment adviser to each of Registrant’s Funds.  The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $97 billion as of September 30, 2009.  KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include securities brokerage, insurance and leasing companies.  As of June 30, 2009, the Adviser and its affiliates managed assets of approximately $45.4 billion, and provides a full range of investment management services to personal and corporate clients.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Officers:
Lawrence G. Babin	• Chief Investment Officer, Diversified Product
Michael Black	• Chief Financial Officer
David C. Brown	• Chief Operating Officer
Kenneth F. Fox	• Chief Compliance Officer
Leslie Z. Globits	• Chief Investment Office, Mid Cap Product
Richard L. Janus	• Chief Investment Officer, Convertible Securities Product
Matthias A. Knerr	• Chief Investment Office, International Large Cap Product
Cynthia G. Koury	• Chief Investment Officer, Balanced
Margaret Lindsay	• Chief Investment Office, International Small Cap Product
Erick F. Maronak	• Chief Investment Officer, Newbridge Division
Gary H. Miller	• Chief Investment Office, Small Cap Product
Craig E. Ruch	• Chief Investment Officer, Fixed Income
Arvind K. Sachdeva	• Chief Investment Officer, Intrinsic Value Product

Robert L. Wagner	• President and Chief Executive Officer
Richard G. Zeigler	• Secretary.

The business address of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

Item 27.                  Principal Underwriter

(a)           Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for the shares of Registrant, The Victory Variable Insurance Funds and The Victory Institutional Funds:

(b)           VCA, 127 Public Square, Cleveland, Ohio 44114, acts solely as distributor for the investment companies listed above.  The officers of VCA, all of whose principal business address is set forth above, are:

Name	Principal Position and Officers of VCA	Position with Registrant
Michael Policarpo	President	President
Donald Inks	Financial Operations Principal, Treasurer	None.

Kim Oeder	Compliance Officer and AML Officer	None
Kenneth Fox	Chief Compliance Officer	None

(c)           Not applicable.

Item 28.                  Location of Accounts and Records

(1)      Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and administrator).

(2)      KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as custodian, securities lending agent and shareholder servicing agent).

(3)      CitiBank N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian for the International, International Select and Global Equity Funds).

(4)      CITI Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent).

(5)      Victory Capital Advisers, Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as distributor).

Item 29.                  Management Services

None.

Item 30.                  Undertakings

None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of December.

THE VICTORY PORTFOLIOS
(Registrant)

By:	/s/ Michael D. Policarpo
Michael D. Policarpo, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of December.

	/s/ Michael D. Policarpo	President
Michael D. Policarpo

	/s/ Christopher E. Sabato	Treasurer
Christopher E. Sabato

	*	Chairman of the Board and Trustee
Leigh A. Wilson

	*	Trustee
David Brooks Adcock

	*	Trustee
Nigel D. T. Andrews

	*	Trustee
Teresa C. Barger

	*	Trustee
E. Lee Beard

	*	Trustee
David C. Brown

	*	Trustee
Lyn Hutton

	*	Trustee
John L. Kelly

	*	Trustee
David L. Meyer

	*	Trustee
Karen Shepherd

	*	Trustee
Robert L. Wagner

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

THE VICTORY PORTFOLIOS

INDEX TO EXHIBITS

Item 23.

Exhibit Number

Exhibits:

EX-99.j(1)	Consent of Kramer Levin Naftalis & Frankel LLP

EX-99.p(3)	Powers of Attorney of Teresa C. Barger, David L. Meyer and Robert L. Wagner